SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-63238
File No. 811-07742

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X/

Pre-Effective Amendment No.		/ /
Post-Effective Amendment No.	33	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/

Amendment No.	34

VOYAGEUR MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Public Offering:	December 28, 2007

It is proposed that this filing will become effective:
/X/	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate:
/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 33 to Registration File No. 033-63238 includes the following:

1.	Facing Page

2.	Contents Page

3.	Part A - Prospectus (1)

4.	Part B - Statement of Additional Information (1)

5.	Part C - Other Information (1)

6.	Signatures

7.	Exhibits

(1)	This Registration Statement contains one Prospectus and one Statement of Additional Information for five registrants (each of which offers its shares in one or more series). This Registration Statement contains one Part C for the Registrant. Separate Registration Statements, each of which incorporates by reference the common Prospectus and common Statement of Additional Information and includes its own Part C, also are being filed for each of the four other registrants.

This Post-Effective Amendment relates to the Class A, B and C shares of the Registrant’s five series, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Minnesota High-Yield Municipal Bond Fund and Delaware National High-Yield Municipal Bond Fund. The Class A, B and C shares of Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund and Delaware Tax-Free Minnesota High-Yield Municipal Bond Fund are described in a common Prospectus and Statement of Additional Information filed as Parts A and B of this Registration Statement. Part C filed herein relates to all series of the Registrant. The Class A, B and C shares of the Delaware National High-Yield Municipal Bond Fund series of the Registrant are described in a separate Prospectus and Statement of Additional Information. The Prospectus and Statement of Additional Information of Delaware National High-Yield Municipal Bond Fund are incorporated into this filing by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Delaware Group Tax-Free Funds (File No. 002-86606) filed December 28, 2007.

Prospectus

Fixed Income

Delaware Tax-Free Arizona Fund
(Class A, Class B, Class C)

Delaware Tax-Free California Fund
(Class A, Class B, Class C)

Delaware Tax-Free Colorado Fund
(Class A, Class B, Class C)

Delaware Tax-Free Idaho Fund
(Class A, Class B, Class C)

Delaware Tax-Free Minnesota Fund
(Class A, Class B, Class C)

Delaware Tax-Free Minnesota Intermediate Fund
(Class A, Class B, Class C)

Delaware Minnesota High-Yield Municipal Bond Fund
(Class A, Class B, Class C)

Delaware Tax-Free New York Fund
(Class A, Class B, Class C)

December 28, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit www.delawareinvestments.com/edelivery.

Table of contents

Fund profiles	page 1
Delaware Tax-Free Arizona Fund	1
Delaware Tax-Free California Fund	8
Delaware Tax-Free Colorado Fund	14
Delaware Tax-Free Idaho Fund	14
Delaware Tax-Free New York Fund	20
Delaware Tax-Free Minnesota Fund	26
Delaware Tax-Free Minnesota Intermediate Fund	26
Delaware Minnesota High-Yield Municipal Bond Fund	26

How we manage the Funds	page 35
Our investment strategies	35
The securities we typically invest in	36
The risks of investing in the Funds	43
Disclosure of portfolio holdings information	47

Who manages the Funds	page 48
Investment manager	48
Portfolio managers	48
Manager of managers structure	50
Who’s who?	50

About your account	page 52
Investing in the Funds	52
Choosing a share class	52
Dealer compensation	56
Payments to intermediaries	57
How to reduce your sales charge	58
How to buy shares	61
Document delivery	62
How to redeem shares	63
Account minimums	64
Special services	65
Exchanges	65
Frequent trading of Fund shares	66
Dividends, distributions and taxes	69

Financial highlights	page 74

Contact information	page 125

Profile

Delaware Tax-Free Arizona Fund

What are the Fund’s investment objectives?

Delaware Tax-Free Arizona Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax, as is consistent with preservation of capital. Although the Fund will strive to meet this goal, there is no assurance that it will.

What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and from Arizona state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Fund will generally have a dollar-weighted average effective maturity of between five and 30 years.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Fund will be affected primarily by changes in interest rates. For example, when interest rates rise, the value of bonds in the Fund’s portfolio will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in Arizona may hinder that ability. The Fund is non-diversified as defined under the Investment Company Act of 1940, as amended (1940 Act), which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 43.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss the Fund with your financial advisor to determine whether it is an appropriate choice for you.

Profile

Delaware Tax-Free Arizona Fund

How has Delaware Tax-Free Arizona Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years, as well as the average annual returns of Class A, B and C shares for one-year, five-year and 10-year periods. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 4 for additional information about the expense caps.

Year-by-year total return (Class A)

As of September 30, 2007, the Fund’s Class A shares had a calendar year-to-date return of 1.25%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.95% for the quarter ended September 30, 2002 and its lowest quarterly return was -2.54% for the quarter ended June 30, 2004.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual returns for periods ending 12/31/06

Delaware Tax-Free Arizona Fund	1 year	5 years	10 years
Class A return before taxes	(0.35%)	4.19%	4.66%
Class A return after taxes on distributions	(0.35%)	4.12%	4.61%
Class A return after taxes on distributions
and sale of Fund shares	1.16%	4.17%	4.62%
Class B return before taxes*	(0.41%)	4.12%	4.50%
Class C return before taxes*	2.59%	4.39%	4.36%
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%

The Fund’s returns above are compared to the performance of the Lehman Brothers Municipal Bond Index. The Index measures the total return performance of long-term, investment-grade tax-exempt bonds with maturities greater than two years. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at end of period. The 10-year return for Class B shares reflects conversion to Class A shares after approximately 8 years. If shares were not redeemed, the returns before taxes for the Fund’s Class B would be 3.59%, 4.38% and 4.50% for the one-year, five-year and 10-year periods, respectively, and for the Fund’s Class C would be 3.59%, 4.39% and 4.36% for the one-year, five-year and 10-year periods, respectively.

Profile

Fees and expenses

What are the Fund’s fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

Class	A	B	C
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]
Maximum sales charge (load) imposed
on reinvested dividends	none	none	none
Redemption fees	none	none	none
Exchange fees[4]	none	none	none

Annual fund operating expenses are deducted from the Fund’s assets.

Class	A	B	C
Management fees [5]	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses [6]	0.15%	0.15%	0.15%
Total annual fund operating expenses	0.90%	1.65%	1.65%
Fee waivers and payments	(0.15%)	(0.15%)	(0.15%)
Net expenses	0.75%	1.50%	1.50%

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

4 Exchanges are subject to the requirements of Delaware Investments® Funds. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and pay/or reimburse expenses from January 1, 2008 through December 31, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding 0.50% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

6 The Fund’s “Other expenses” have been restated due to the elimination of certain non-routine expenses.

Profile

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses for the one-year contractual period and total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			(if redeemed)		(if redeemed)
Class	A	B1	B1	C	C
1 year	$523	$153	$553	$153	$253
3 years	$695	$490	$715	$490	$490
5 years	$897	$868	$1,018	$868	$868
10 years	$1,481	$1,728	$1,728	$1,929	$1,929

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately 8 years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile

Delaware Tax-Free California Fund

What are the Fund’s investment objectives?

Delaware Tax-Free California Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax, as is consistent with preservation of capital. Although the Fund will strive to meet this goal, there is no assurance that it will.

What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and from California state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Fund will generally have a dollar-weighted average effective maturity of between five and 30 years.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Fund will be affected primarily by changes in interest rates. For example, when interest rates rise, the value of bonds in the portfolios will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in California may hinder that ability. The Fund is non-diversified as defined under the 1940 Act, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified. Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 43.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Tax-Free California Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years, as well as the average annual returns of Class A, B and C shares for one-year, five-year and 10-year periods. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see the footnotes on page 11 for additional information about the expense caps.

Year-by-year total return (Class A)

As of September 30, 2007, the Tax-Free California Fund’s Class A shares had a calendar year-to-date return of 0.02%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 5.66% for the quarter ended September 30, 2002 and its lowest quarterly return was -4.15% for the quarter ended December 31, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Profile

Delaware Tax-Free California Fund

Average annual returns for periods ending 12/31/06

Delaware Tax-Free California Fund	1 year	5 years	10 years
Class A return before taxes	0.45%	5.12%	5.54%
Class A return after taxes on distributions	0.45%	5.12%	5.52%
Class A return after taxes on distributions
and sale of Fund shares	1.64%	5.03%	5.44%
Class B return before taxes*	0.43%	5.05%	5.43%
Class C return before taxes*	3.44%	5.29%	5.26%
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%

The Fund’s returns above are compared to the performance of the Lehman Brothers Municipal Bond Index. The Index measures the total return performance of long-term, investment-grade tax-exempt bonds with maturities greater than two years. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at end of period. The 10-year return for Class B shares reflects conversion to Class A shares after approximately 8 years. If shares were not redeemed, the returns before taxes for the Fund’s Class B would be 4.43%, 5.29%, and 5.43%, for the one-year, five-year and 10-year periods, respectively, and for the Fund’s Class C would be 4.44%, 5.29%, and 5.26% for the one-year, five-year and lifetime periods, respectively.

Fees and expenses

What are the Fund’s fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

Class	A	B	C
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]
Maximum sales charge (load) imposed
on reinvested dividends	none	none	none
Redemption fees	none	none	none
Exchange fees[4]	none	none	none

Annual fund operating expenses are deducted from the Fund’s assets.

Class	A	B	C
Management fees [5]	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.17%	0.17%	0.17%
Total annual fund operating expenses	0.97%	1.72%	1.72%
Fee waivers and payments	(0.09%)	(0.09%)	(0.09%)
Net expenses	0.88%	1.63%	1.63%

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

4 Exchanges are subject to the requirements of Delaware Investments® Funds. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 The Manager has contracted to waive all or a portion of its investment advisory fees and pay/or reimburse expenses from January 1, 2008 through December 31, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding 0.63% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Profile

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			(if redeemed)		(if redeemed)
Class	A	B1	B1	C	C
1 year	$536	$166	$566	$166	$266
3 years	$728	$524	$749	$524	$524
5 years	$945	$916	$1,066	$916	$916
10 years	$1,570	$1,816	$1,816	$2,015	$2,015

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately 8 years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile

Delaware Tax-Free Colorado and Idaho Funds

What are each Fund’s investment objectives?

Delaware Tax-Free Colorado Fund and Delaware Tax-Free Idaho Fund seek as high a level of current income exempt from federal income tax and from the personal income tax in their respective states, as is consistent with preservation of capital. Although each Fund will strive to meet this goal, there is no assurance that it will.

What are each Fund’s main investment strategies?
Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and from the personal income taxes of its respective state. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. Each Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. Each Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. Each Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Funds will generally have a dollar-weighted average effective maturity of between five and 30 years.

What are the main risks of investing in each Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. These Funds will be affected primarily by changes in interest rates. For example, when interest rates rise, the value of bonds in the portfolios will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Funds may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in the individual states represented in each Fund’s portfolio may hinder that ability. Each Fund is non-diversified as defined under the 1940 Act, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified. Under normal circumstances, each Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 43.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an investment in the Funds is not a complete investment program;

they should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

How have the Funds performed?

This bar chart and table can help you evaluate the risks of investing in the Funds. We show how annual returns for each Fund’s Class A shares have varied over the past 10 calendar years, as well as the average annual returns of Class A, B and C shares for one-year, five-year and 10-year periods. A Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 18 for additional information about the expense caps.

Year-by-year total return (Class A)

As of September 30, 2007, the Tax-Free Colorado Fund’s Class A shares had a calendar year-to-date return of 1.34%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.39% for the quarter ended September 30, 2002 and its lowest quarterly return was -2.84% for the quarter ended December 31, 1999.

As of September 30, 2007 the Tax-Free Idaho Fund’s Class A shares had a calendar year-to-date return of 2.00%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.51% for the quarter ended December 31, 2000 and its lowest quarterly return was -2.58% for the quarter ended December 31, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Profile

Delaware Tax-Free Colorado and Idaho Funds

Average annual returns for periods ending 12/31/06

	1 year	5 years	10 years
Delaware Tax Free Colorado Fund
Class A return before taxes	(0.05%)	4.14%	4.75%
Class A return after taxes on distributions	(0.05%)	4.14%	4.75%
Class A return after taxes on distributions
and sale of Fund shares	1.45%	4.20%	4.77%
Class B return before taxes*	(0.13%)	4.08%	4.60%
Class C return before taxes*	2.86%	4.33%	4.46%
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Delaware Tax-Free Idaho Fund
Class A return before taxes	(0.35%)	4.25%	4.68%
Class A return after taxes on distributions	(0.35%)	4.25%	4.68%
Class A return after taxes on distributions
and sale of Fund shares	1.10%	4.24%	4.66%
Class B return before taxes*	(0.41%)	4.19%	4.55%
Class C return before taxes*	2.58%	4.46%	4.39%
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%

The Funds’ returns are compared to the performance of the Lehman Brothers Municipal Bond Index. The Index measures the total return performance of long-term, investment-grade tax-exempt bonds with maturities greater than two years. You should remember that, unlike the Funds, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Funds. The after-tax returns for each Fund’s other classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Funds’ returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at end of period. The 10-year returns for Class B shares reflect conversion to Class A shares after approximately 8 years. If shares were not redeemed, the returns before taxes for Tax-Free Colorado Fund’s Class B would be 3.87%, 4.33%, and 4.60% for the one-year, five-year and 10-year periods, respectively, and for Class C would be 3.86%, 4.33%, and 4.46% for the one-year, five-year and 10-year periods, respectively. If shares were not redeemed, the returns before taxes for Tax-Free Idaho Fund’s Class B would be 3.59%, 4.45%, and 4.55% for the one-year, five-year and 10-year periods, respectively, and for Class C would be 3.58%, 4.46%, and 4.39% for the one-year, five-year and 10-year periods, respectively.

Fees and expenses

What are the Funds’ fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of a Fund.

Class	A	B	C
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]
Maximum sales charge (load) imposed
on reinvested dividends	none	none	none
Redemption fees	none	none	none
Exchange fees[4]	none	none	none

Profile

Annual fund operating expenses are deducted from a Fund’s assets.

Class	A	B	C
Delaware Tax-Free Colorado Fund
Management fees [5]	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.96%	1.71%	1.71%
Fee waivers and payments	(0.03%)	(0.03%)	(0.03%)
Net expenses	0.93%	1.68%	1.68%
Delaware Tax-Free Idaho Fund
Management fees [5]	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.18%	0.18%	0.18%
Total annual fund operating expenses	0.98%	1.73%	1.73%
Fee waivers and payments	(0.13%)	(0.13%)	(0.13%)
Net expenses	0.85%	1.60%	1.60%

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

4 Exchanges are subject to the requirements of Delaware Investments ® Funds. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 The Manager has contracted to waive all or a portion of its investment advisory fees and pay/or reimburse expenses from January 1, 2008 through December 31, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding 0.68% of average daily net assets for the Tax-Free Colorado Fund and 0.60% of average daily net assets for the Tax-Free Idaho Fund. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Boards and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. Each Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			(if redeemed)		(if redeemed)
Class	A	B1	B1	C	C
Delaware Tax-Free Colorado Fund
1 year	$541	$171	$571	$171	$271
3 years	$736	$533	$758	$533	$533
5 years	$951	$922	$1,072	$922	$922
10 years	$1,570	$1,815	$1,815	$2,014	$2,014
Delaware Tax-Free Idaho Fund
1 year	$533	$163	$563	$163	$263
3 years	$736	$532	$757	$532	$532
5 years	$955	$926	$1,076	$926	$926
10 years	$1,586	$1,831	$1,831	$2,030	$2,030

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately 8 years. Information for the ninth and tenth years reflects expenses of the Class A shares.

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Delaware Tax-Free New York Fund

What are the Fund’s investment objectives?

Delaware Tax-Free New York Fund seeks as high a level of current income exempt from federal income tax and from the New York state personal income tax as is consistent with preservation of capital.

What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and from New York personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in its portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. The Fund will generally have a dollar-weighted average effective maturity of between five and 30 years.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Fund will be affected primarily by changes in interest rates. For example, when interest rates rise, the value of bonds in the Fund’s portfolio will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in the individual states represented in the Fund’s portfolio may hinder that ability. The Fund is non-diversified as defined under the 1940 Act, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if they were diversified.

Under normal circumstances, the Fund may invest up to 20% of its net assets in securities the income from which is subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 43.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program;

they should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

 How has the Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years, as well as the average annual returns of Class A, B and C shares for one-year, five-year and 10-year. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the caps. Please see the footnotes on page 23 for additional information about the expense caps.

Year-by-year total return (Class A)

As of September 30, 2007, the Tax-Free New York Fund’s Class A shares had a calendar year-to-date return of 1.25%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 5.20% for the quarter ended September 30, 2002 and its lowest quarterly return was -2.93% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Profile

Delaware Tax-Free New York Fund

Average annual returns for periods ending 12/31/06

Delaware Tax-Free New York Fund	1 year	5 years	10 years
Class A return before taxes	0.20%	5.00%	4.66%
Class A return after taxes on distributions	0.20%	5.00%	4.62%
Class A return after taxes on distributions
and sale of Fund shares	1.58%	4.94%	4.65%
Class B return before taxes*	0.18%	4.95%	4.53%
Class C return before taxes*	3.28%	5.20%	4.38%
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%

The Fund’s returns are compared to the performance of the Lehman Brothers Municipal Bond Index. The Index measures the total return performance of long-term, investment-grade tax-exempt bonds with maturities greater than two years. You should remember that, unlike the Funds, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Funds. The after-tax returns for each Fund’s other classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Funds’ returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at end of period. The 10-year return for Class B shares reflects conversion to Class A shares after approximately 8 years. If shares were not redeemed, the returns before taxes for the Fund’s Class B would be 4.18%, 5.19%, and 4.53% for the one-year, five-year and 10-year periods, respectively, and for Class C would be 4.28%, 5.20%, and 4.38% for the one-year, five-year and 10-year periods, respectively.

Fees and expenses

What are the Fund’s’ fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of a Fund.

Class	A	B	C
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price or
redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]
Maximum sales charge (load) imposed
on reinvested dividends	none	none	none
Redemption fees	none	none	none
Exchange fees[4]	none	none	none

Annual fund operating expenses are deducted from a Fund’s assets.

Class	A	B	C
Management fees [5]	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.30%	0.30%	0.30%
Total annual fund operating expenses	1.10%	1.85%	1.85%
Fee waivers and payments	(0.25%)	(0.25%)	(0.25%)
Net expenses	0.85%	1.60%	1.60%

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

4 Exchanges are subject to the requirements of Delaware Investments® Funds. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 The Manager has contracted to waive all or a portion of its investment advisory fees and pay/or reimburse expenses from January 1, 2008 through December 31, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding 0.60% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Profile

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			(if redeemed)		(if redeemed)
Class	A	B1	B1	C	C
1 year	$533	$163	$563	$163	$263
3 years	$760	$557	$782	$557	$557
5 years	$1,006	$977	$1,127	$977	$977
10 years	$1,708	$1,952	$1,952	$2,149	$2,149

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately 8 years. Information for the ninth and tenth years reflects expenses of the Class A shares.

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Delaware Tax-Free Minnesota Funds

What are each Fund’s investment objectives?

Delaware Tax-Free Minnesota Fund seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

Delaware Tax-Free Minnesota Intermediate Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

Delaware Minnesota High-Yield Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

Although each Fund will strive to meet its goal, there is no assurance that it will.

What are each Fund’s main investment strategies?
Under normal circumstances, Tax-Free Minnesota Fund and Tax-Free Minnesota Intermediate Fund will invest at least 80% of their net assets in municipal securities the income from which is exempt from federal income taxes, including the federal alternative minimum tax, and from the Minnesota state personal income tax. Under normal circumstances, Minnesota High-Yield Municipal Bond Fund will invest at least 80% of its net assets in municipal securities the income from which is exempt from federal income taxes and the Minnesota state personal income taxes. These are fundamental investment policies that may not be changed without prior shareholder approval.

Each Fund is required to derive at least 95% of its income from Minnesota obligations in order for any of its income to be exempt from Minnesota state personal income taxes. Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. Each Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. Each Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. Each Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs. Under normal circumstances, Tax-Free Minnesota Intermediate Fund will maintain a dollar-weighted average effective maturity of more than three years but less than 10 years and the other Funds will generally have a dollar-weighted average effective maturity of between five and 30 years.

Minnesota High-Yield Municipal Bond Fund will invest in lower rated municipal securities (“junk bonds”), which typically offer higher income potential and involve greater risk than higher quality securities.

What are the main risks of investing in each Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. These Funds will be affected primarily by changes in interest rates. For example, when interest rates rise, the value of bonds in the portfolio will likely decline. This generally affects securities with longer maturities more than those with shorter maturities.

The Funds may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic conditions in Minnesota may hinder that ability. This risk is even greater for Minnesota High-Yield Municipal Bond Fund because the Fund will invest a larger portion of its assets in junk bonds. These bonds are generally considered to be in a less secure financial situation and may be affected more by adverse economic conditions. Each Fund is non-diversified as defined under the 1940 Act, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund, and may be subject to greater risk of loss than if it were diversified.

Under normal circumstances, Tax-Free Minnesota Fund and Tax-Free Minnesota Intermediate Fund each may invest up to 20% of its respective net assets in securities the income from which is subject to the federal alternative minimum tax. Minnesota High-Yield Municipal Bond Fund may invest up to 100% of assets in these securities. Income from these securities would be taxable to shareholders who are subject to the federal alternative minimum tax.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 43.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

You should keep in mind that an investment in the Funds is not a complete investment program; they should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial advisor to determine whether they are an appropriate choice for you.

Profile

Delaware Tax-Free Minnesota Funds

How have the Funds performed?

This bar chart and table can help you evaluate the risks of investing in the Funds. We show how annual returns for each Fund’s Class A shares have varied over the past 10 calendar years, as well as the average annual returns of Class A, B and C shares for one-year, five-year and 10-year periods. A Fund’s past performance (before and after taxes) is not necessarily an indication how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see the footnotes on page 32 for additional information about the expense caps.

Year-by-year total return (Class A)

As of September 30, 2007, the Tax-Free Minnesota Fund’s Class A shares had a calendar year-to-date return of 1.05%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.55% for the quarter ended December 31, 2000 and its lowest quarterly return was -2.15% for the quarter ended June 30, 2004.

As of September 30, 2007 the Tax-Free Minnesota Intermediate Fund’s Class A shares had a calendar year-to-date return of 1.52%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.37% for the quarter ended September 30, 2002 and its lowest quarterly return was -2.27% for the quarter ended June 30, 2004.

As of September 30, 2007 the Minnesota High-Yield Municipal Bond Fund’s Class A shares had a calendar year-to-date return of 0.38%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.83% for the quarter ended September 30, 2002 and its lowest quarterly return was -4.24% for the quarter ended December 31, 1999.

The maximum Class A sales charge of 4.50% for Tax-Free Minnesota Fund and Minnesota High-Yield Municipal Bond Fund, and 2.75% for Tax-Free Minnesota Intermediate Fund, which is normally deducted when you purchase shares, is not reflected in the returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Average annual returns for periods ending 12/31/06

	1 year	5 years	10 years
Delaware Tax-Free Minnesota Fund
Class A return before taxes	(0.05%)	4.76%	4.91%
Class A return after taxes on distributions	(0.07%)	4.65%	4.85%
Class A return after taxes on distributions
and sale of Fund shares	1.36%	4.70%	4.88%
Class B return before taxes*	(0.12%)	4.71%	4.77%
Class C return before taxes**	2.95%	4.97%	4.62%
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%
Delaware Tax-Free Minnesota Intermediate Fund
Class A return before taxes	1.43%	4.59%	4.28%
Class A return after taxes on distributions	1.43%	4.59%	4.28%
Class A return after taxes on distributions
and sale of Fund shares	2.33%	4.54%	4.31%
Class B return before taxes*	1.43%	4.29%	4.14%
Class C return before taxes**	2.44%	4.29%	3.70%
Lehman Brothers Municipal Bond 3-15 Year Index
(reflects no deduction for fees, expenses or taxes)	4.18%	4.96%	5.39%
Delaware Minnesota High-Yield Municipal Bond Fund
Class A return before taxes	0.97%	5.96%	5.50%
Class A return after taxes on distributions	0.97%	5.96%	5.49%
Class A return after taxes on distributions
and sale of Fund shares	2.07%	5.83%	5.47%
Class B return before taxes*	0.80%	5.90%	5.34%
Class C return before taxes**	3.90%	6.16%	5.20%
Lehman Brothers Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%

Tax-Free Minnesota and Minnesota High-Yield Municipal Bond Funds’ returns are compared to the performance of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Index measures the total return performance of long-term, investment-grade tax-exempt bonds with maturities greater than two years. Tax-Free Minnesota Intermediate Fund’s returns are compared to the performance of the Lehman Brothers Municipal Bond 3-15 Year Index. The Lehman Brothers Municipal Bond 3-15 Year Index provides a broad-based measure of the performance of the investment grade, U.S. tax-exempt bond market. You should remember that unlike the Funds, the indexes are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

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Delaware Tax-Free Minnesota Funds

After-tax performance is presented only for Class A shares of the Funds. The after-tax returns for each Fund’s other classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Funds’ returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at end of period. The 10-year returns for Class B shares reflect conversion to Class A shares after approximately 8 years (5 years for Tax-Free Minnesota Intermediate Fund). If shares were not redeemed, the returns before taxes for Tax-Free Minnesota Fund’s Class B would be 3.88%, 4.96%, and 4.77% for the one-year, five-year and 10-year periods, respectively; the returns before taxes for Tax-Free Minnesota Intermediate Fund’s Class B would be 3.43%, 4.29%, and 4.14% for the one-year, five-year and 10-year periods, respectively; and the returns before taxes for Minnesota High-Yield Municipal Bond Fund’s Class B would be 4.80%, 6.14%, and 5.34% for the one-year, five-year and 10-year periods, respectively.

**Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Tax-Free Minnesota Fund’s Class C would be 3.95%, 4.97%, and 4.62% for the one-year, five-year and 10-year periods respectively; the returns before taxes for Tax-Free Minnesota Intermediate Fund’s Class C would be 3.44%, 4.29%, and 3.70% for the one-year, five-year and 10-year periods, respectively; and the returns before taxes for Minnesota High-Yield Municipal Bond Fund’s Class C would be 4.90%, 6.16%, and 5.20% for the one-year, five-year and 10-year periods, respectively.

Fees and expenses

What are the Funds’ fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of a Fund.

Class	A	B	C
Delaware Tax-Free Minnesota Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]
Maximum sales charge (load) imposed
on reinvested dividends	none	none	none
Redemption fees	none	none	none
Exchange fees[5]	none	none	none
Delaware Tax-Free Minnesota Intermediate Fund
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	2.75%	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	none[1]	2.00%[4]	1.00%[3]
Maximum sales charge (load) imposed
on reinvested dividends	none	none	none
Redemption fees	none	none	none
Exchange fees[5]	none	none	none

Profile

Annual fund operating expenses are deducted from a Fund’s assets.

Class	A	B	C
Delaware Tax-Free Minnesota Fund
Management fees [6]	0.54%	0.54%	0.54%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Interest and related expenses [7]	0.29%	0.29%	0.29%
Other expenses [8]	0.16%	0.16%	0.16%
Total other expenses	0.45%	0.45%	0.45%
Total annual fund operating expenses	1.24%	1.99%	1.99%
Fee waivers and payments	(0.02%)	(0.02%)	(0.02%)
Net expenses	1.22%	1.97%	1.97%
Delaware Tax-Free Minnesota Intermediate Fund
Management fees[6]	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.25%[9]	1.00%	1.00%
Other expenses	0.24%	0.24%	0.24%
Total annual fund operating expenses	0.99%	1.74%	1.74%
Fee waivers and payments	(0.24% )	(0.14%)	(0.14%)
Net expenses	0.75%	1.60%	1.60%
Delaware Minnesota High-Yield Municipal Bond Fund
Management fees[6]	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.20%	0.20%	0.20%
Total annual fund operating expenses	1.00%	1.75%	1.75%
Fee waivers and payments	(0.10% )	(0.10%)	(0.10%)
Net expenses	0.90%	1.65%	1.65%

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase for Tax-Free Minnesota Fund, Tax-Free Minnesota Insured Fund and Minnesota High-Yield Municipal Bond Fund and within one year of purchase for Tax-Free Minnesota Intermediate Fund. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

4 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 2.00%, which declines to 1.00% during the second and third years and 0% thereafter.

5 Exchanges are subject to the requirements of Delaware Investments® Funds. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

6 The Manager has contracted to waive all or a portion of its investment advisory fees and pay/or reimburse expenses from January 1, 2008 through December 31, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding 0.68% of average daily net assets of Tax-Free Minnesota Fund, 0.60% of average daily net assets of the Tax-Free Minnesota Intermediate Fund and 0.64% of average daily net assets of Minnesota High-Yield Municipal Bond Fund. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Boards and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Funds.

7 Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees and trustees’ fees from the Fund’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues the inverse floaters.

8 The Fund’s “Other expenses” have been restated due to the elimination of certain non-routine expenses.

9 The Funds’ Distributor has contracted to limit Tax-Fee Minnesota Intermediate Fund’s Class A shares 12b-1 fee from January 1, 2008 through December 31, 2008 to no more than 0.15% of average daily net assets.

Profile

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. A Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

		(if redeemed)		(if redeemed)
Class	A	B	B	C	C
Delaware Tax-Free Minnesota Fund[1]
1 year	$569	$200	$600	$200	$300
3 years	$824	$622	$848	$622	$622
5 years	$1,099	$1,071	$1,221	$1,071	$1,071
10 years	$1,881	$2,122	$2,122	$2,315	$2,315
Delaware Tax-Free Minnesota Intermediate Fund[2]
1 year	$349	$163	$362	$163	$263
3 years	$558	$534	$634	$534	$534
5 years	$784	$931	$931	$931	$931
10 years	$1,433	$1,574	$1,574	$2,040	$2,040
Delaware Minnesota High-Yield Municipal Bond Fund[1]
1 year	$538	$168	$568	$168	$268
3 years	$745	$541	$766	$541	$541
5 years	$968	$940	$1,090	$940	$940
10 years	$1,611	$1,856	$1,856	$2,054	$2,054

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately 8 years. Information for the ninth and tenth years reflects expenses of the Class A shares.

2 The Class B example reflects the conversion of Class B shares to Class A shares after approximately 5 years. Information for years six through 10 reflects expenses of the Class A shares.

How we manage the Funds

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund.

The Funds will invest primarily in tax-exempt obligations of issuers in their respective states.

The Funds may also invest in securities of U.S. territories and possessions to the extent that these securities are tax-exempt under each state’s tax code.

We will generally invest in securities for income rather than seeking capital appreciation through active trading. However, we may sell securities for a variety of reasons such as: to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to honor redemption requests or if a credit situation weakens. As a result, we may realize losses or capital gains which could be taxable to shareholders.

Tax-Free Minnesota Intermediate Fund will generally have a dollar-weighted average effective maturity of more than three years but less than 10 years. This is a more conservative strategy than funds with longer dollar-weighted average effective maturities, which should result in the Fund experiencing less price volatility when interest rates rise or fall. The remaining Funds described in this prospectus will generally have a dollar-weighted average effective maturity of between five and 30 years.

Each Fund’s investment objective is fundamental. This means that a Fund’s Board of Trustees may not change the objective without obtaining shareholder approval.

How we manage the Funds

The securities we typically invest in

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Municipal bond securities typically pay income free of federal income taxes and may be free of state income taxes in the state where they are issued. Please see the Statement of Additional Information (SAI) for additional information about the securities described below as well as other securities in which the Funds may invest.

Tax-exempt obligations

Tax-exempt obligations are commonly known as municipal bonds and are issued by or for a state or territory, its agencies or instrumentalities, municipalities or other political sub-divisions. The interest on these debt obligations can generally be excluded from federal income tax as well, as personal income tax in the state where the bond is issued. Determination of a bond’s tax-exempt status is based on the opinion of the bond issuer’s legal counsel.

How the Funds use them: Under normal conditions, each Fund (except Minnesota High-Yield Municipal Bond Fund) may invest 80% of its respective assets of in tax-exempt debt obligations rated in the top four quality grades by Standard & Poor’s (S&P) or another nationally recognized statistical rating organization (NRSRO), or in unrated tax-exempt obligations if, in the Manager’s opinion, they are equivalent in quality to the top four quality grades. These bonds may include general obligation bonds and revenue bonds.

Tax-Free New York Fund will invest at least 80% of net assets in tax-exempt obligations under normal market conditions.

Minnesota High-Yield Municipal Bond Fund may invest in both investment grade and below investment grade debt obligations. Investment-grade debt obligations are rated in the top four quality grades by S&P or another NRSRO, or in the case of unrated tax-exempt obligations if, in the Manager’s opinion, they are equivalent in quality to the top four quality grades. Below investment grade debt obligations are rated below the top four quality grades by S&P or another NRSRO, or in the case of unrated tax-exempt obligations if, in the Manager’s opinion, they are equivalent in quality to being rated below the top four quality grades. Both investment and below investment grade bonds may include general obligation bonds and revenue bonds.

The Fund may invest all or a portion of its assets in higher grade securities if the Manager determines that abnormal market conditions make investing in lower rated securities inconsistent with shareholders’ best interest.

High yield, high risk municipal bonds

High yield, high risk municipal bonds are debt obligations rated lower than investment grade by an NRSRO or, if unrated, of comparable	quality. These securities are often referred to as “junk bonds” and are considered to be of poor standing and predominately speculative.

How the Funds use them: Each Fund (except Minnesota High-Yield Municipal Bond Fund) may invest up to 20% of its net assets in high-yield, high-risk fixed-income securities.	Minnesota High-Yield Municipal Bond Fund may invest without limitation in high yield, high-risk fixed income securities.

General obligation bonds

General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer’s pledge of its full faith, credit and taxing power.

How the Funds use them: Each Fund (except Minnesota High-Yield Municipal Bond Fund)

may invest without limit in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. Minnesota High-Yield Municipal Bond Fund may invest without limitation in general obligation bonds.

Revenue bonds

Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility, from the proceeds of a special excise tax or from revenue generated by an operating project. Principal and interest are not secured by the general taxing power. Tax-exempt industrial development bonds, in most cases, are a type of revenue bond that is not backed by the credit of the issuing municipality and may therefore involve more risk.	How the Funds use them: Each Fund (except Minnesota High-Yield Municipal Bond Fund) may invest without limit in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. Minnesota High-Yield Municipal Bond Fund may invest without limitation in revenue bonds.

Insured municipal bonds

Various municipal issuers may obtain insurance for their obligations. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders. However, there is no assurance that the insurance company will meet its obligations. Insured obligations are typically rated in the top quality grades by an NRSRO.

How the Funds use them: The Funds may invest without limit in insured bonds. It is possible that a substantial portion of the Fund’s portfolio may consist of municipal bonds that are insured by a single insurance company.

Insurance is available on uninsured bonds and the Fund may purchase such insurance directly. We will generally do so only if we believe that purchasing and insuring a bond provides an investment opportunity at least comparable to owning other available insured securities.

The purpose of insurance is to protect against credit risk. It does not insure against market risk or guarantee the value of the securities in the portfolio or the value of shares of the Fund.

How we manage the Funds

Private activity or private placement bonds

Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain non-government activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued.

How the Funds use them: Each Fund (except Minnesota High-Yield Municipal Bond Fund) may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of each Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.

Minnesota High-Yield Municipal Bond Fund may invest without limit in these bonds.

Inverse floaters

Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction of short-term interest rates. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Certain inverse floater programs may be considered to be a form of borrowing.

How the Funds use them: Each Fund (except Minnesota High-Yield Municipal Bond Fund) may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt. However, a Fund’s investments in taxable securities (including investments in inverse floaters on taxable securities) combined with its investments in securities rated below investment grade are limited to 20% of the Fund’s net assets.

Minnesota National High-Yield Municipal Bond Fund may invest up to 25% of its net assets in inverse floaters.

Where a Fund has invested in inverse floaters that are deemed to be borrowings, the Fund will designate cash and liquid securities in an amount sufficient to terminate the inverse floater program, and will adjust the value of those designated assets on a daily basis.

Advanced refunded bonds

In an advance refunding, the issuer uses the proceeds of a new bond issue to purchase high grade interest bearing debt securities. These securities are then deposited into an irrevocable escrow account held by a trustee bank to secure all future principal and interest payments on pre-existing bonds, which are then considered to be “advance refunded bonds.” Escrow secured bonds often receive the highest rating from S&P and Moody’s.

How the Funds use them: The Funds may invest without limit in advance refunded bonds. These bonds are generally considered to be of very high quality because of the escrow account, which typically holds U.S. Treasuries.

Short-term tax-free instruments

Short-term tax-free instruments include such instruments as tax-exempt commercial paper and general obligation, revenue and project notes, as well as variable floating rate demand obligations.	How the Funds use them: The Funds may invest without limit in high-quality short-term tax-free instruments.

Options and futures

Options represent a right to buy or sell a security at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction.

Futures contacts are agreements for the purchase or sale of securities (or index of securities) at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

How the Funds use them: The Funds may invest in futures, options and closing transactions related thereto. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the market a Fund’s cash, short-term debt securities and other money market instruments at times when each Fund’s assets are not fully invested. We may only enter into these transactions for hedging purposes if it is consistent with a Fund’s respective investment objective and policies.

We may invest up to an aggregate of 20% of a Fund’s net assets in futures, options and swaps as long as each Fund’s investment in these securities when aggregated with other taxable instruments and securities rated below investment grade (other than Minnesota High-Yield Municipal Bond Fund) does not exceed 20% of each Fund’s total net assets.

At times when we anticipate adverse conditions, we may want to protect gains on securities without actually selling them. We might use futures or options on futures to neutralize the effect of any price declines, without selling a bond or bonds.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, are not subject to registration or regulation as a commodity pool operator under the CEA.

Restricted securities

Restricted securities are privately-placed securities whose resale is restricted under securities law. How the Funds use them: The Funds may invest without limitation in privately-placed	securities including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.”

How we manage the Funds

Illiquid securities

Illiquid securities are securities that do not have a ready market, and cannot be readily sold within seven days at approximately the price at which a fund has valued them. Illiquid securities include repurchase agreements maturing in more than 7 days.	How the Funds use them: Each Fund may invest up to 15% of its net assets in illiquid securities.

Interest rate swap, index swap and credit default swap agreements

In an interest rate swap, a fund receives payment from another party based on a floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse, with a fund receiving payments based on a fixed interest rate and making payments based on a floating interest rate.

In an index swap, a fund receives gains or incurs losses based on the total return of an index, in exchange for making fixed or floating interest rate payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

At times when we anticipate adverse conditions, we may want to protect gains on securities without actually selling them. We might use swaps to neutralize the effect of any price declines, without selling a bond or bonds.

Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

How the Funds use them: The Funds may use interest rate swaps to adjust its sensitivity to interest rates by changing its duration. The Funds may also use interest rate swaps to hedge against changes in interest rates. We may use index swaps to gain exposure to markets that a Fund invests in and may also use index swaps as a substitute for futures, options or forward contracts if such contracts are not directly available to the Fund on favorable terms. We enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

We may invest up to an aggregate of 20% of a Fund’s net assets in futures, options and swaps (subject to each Fund’s 15% limitation on the aggregate notional amount of credit default swaps when we are selling protection a security or purchasing protection on a security that a Fund does not own) as long as each Fund’s investment in these securities when aggregated with other

taxable investments and securities that are rated below investment grade (other than Minnesota High-Yield Municipal Bond Fund) does not exceed 20% of each Fund’s net assets.	Use of these strategies can increase the Funds’ operating costs and can lead to loss of principal.

Municipal leases and certificates of participation (COPs)

COPs are widely used by state and local governments to finance the purchase of property and facilities. COPs are like installment purchase agreements. A governmental corporation may create a COP when it issues long-term bonds to pay for the acquisition of property or facilities. The property or facilities are then leased to a municipality, which makes lease payments to repay interest and principal to the holders of the bonds. Once the lease payments are completed, the municipality gains ownership of the property for a nominal sum.

How the Funds use them: The Funds may invest without limit in municipal lease obligations primarily through COPs.

As with its other investments, we expect each Fund’s investments in municipal lease obligations to be exempt from regular federal income taxes. Each Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

A feature that distinguishes COPs from municipal debt is that leases typically contain a “nonappropriation” or “abatement” clause. This means that the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the property. In many cases, however, the market value of the property will be principal to the holders of the less than the amount the municipality was paying.

Zero coupon bonds

Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. Therefore, they are issued and traded at a price lower than their face amounts or par value.	How the Funds use them: The Funds may invest in zero coupon bonds. The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality.

How we manage the Funds

Downgraded quality ratings

The credit quality restrictions described above for each Fund apply only at the time of purchase. The Funds may continue to hold a security whose quality rating has been lowered or in the case of an unrated bond, after we have changed our assessment of its credit quality. However, no Fund (except Minnesota High-Yield Municipal Bond Fund) may have more than 5% of its assets invested in securities that have been downgraded to a rating lower than the lowest rating permitted for that Fund. Minnesota High-Yield Municipal Bond Fund may retain securities that are downgraded after purchase.

Borrowing from banks

Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Funds will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow in excess of 20% (10% for Tax-Free Colorado Fund) of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis

Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover obligations and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, each Fund may invest in taxable instruments for temporary defensive purposes. These could include securities such as obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents and other debt instruments. These investments may not be consistent with each Fund’s investment objective. To the extent that a Fund holds these investments, it may be unable to achieve its investment objective.

Concentration

Depending on the supply of available bonds and how those bonds suit our investment needs, each Fund may concentrate its investments (investing more than 25% of total assets) in a particular segment of the bond market such as the housing, health care and/or utility industries. Each Fund may also invest more than 25% of total assets in industrial development bonds. Tax-Free California Fund, Tax-Free Idaho Fund, Minnesota High-Yield Municipal Bond Fund and Tax-Free New York Fund may also concentrate investments in transportation, education and/or industrial obligations.

Portfolio turnover

It is possible that each Fund’s annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a Fund bought and sold all of the securities in its portfolio once in the course of the year or frequently traded a single security. A high rate of portfolio turnover in any year may increase transaction costs for investors and may affect each Fund’s performance.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment in any of the municipal bond funds to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in these Funds. Please see the SAI for further discussion of these risks and other risks not discussed here.

Interest rate risk

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.

How the Funds strive to manage it: Interest rate risk is generally the most significant risk for these Funds. Because interest rate movements can be unpredictable, we do not try to increase return by aggressively capitalizing on interest rate moves. We do attempt to manage the duration of a Fund in order to take advantage of our market outlook, especially on a longer term basis.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market—like the stock or bond market—will decline in value because of economic conditions, future expectations or investor confidence.

How the Funds strive to manage it: The Funds maintain a long-term investment approach and focus on bonds we believe will provide a steady income stream regardless of interim market fluctuations. We do not try to predict overall market movements we generally do not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual security will decline because of changing expectations for the performance of that individual company issuing the stock or bond.

How the Funds strive to manage them: Each Fund’s spread their assets across different types of municipal bonds and among bonds representing different industries and regions within a state. We also follow a rigorous selection process before choosing securities for the portfolios. Each Fund may concentrate its investments (investing 25% or more of total assets) in a particular segment of the bond market such as the housing, health care and/or utility industries. Each Fund may also invest 25% or more of total assets in industrial development bonds. We will generally

How we manage the Funds

concentrate our investments in a particular sector when the supply of bonds in other sectors does not suit our investment needs. This will expose a Fund to greater industry and security risk.

Tax-Free Arizona Fund, Tax-Free California Fund, Tax-Free Idaho Fund, Tax-Free New York Fund and Minnesota High-Yield Municipal Bond Fund may also concentrate their investments in transportation, education and/or industrial obligations.

Credit risk

Credit risk is the possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal.

In the case of municipal bonds, issuers may be affected by poor economic conditions in their states.

How the Funds strive to manage it: We conduct careful credit analysis of individual bonds; we focus on high quality bonds and limit our holdings of bonds rated below investment grade (except for Minnesota High-Yield Municipal Bond Fund). We also hold a number of different bonds in each portfolio. All of this is designed to help reduce credit risk.

Minnesota High-Yield Municipal Bond Fund is subject to significant credit risk due to its investment in lower quality, high-yielding bonds. This risk is described more fully below.

High yield, high risk municipal bond risk

Investing in so-called “junk” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High-yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

A protracted economic downturn could adversely affect the value of outstanding high-yield bonds and the ability of high-yield issuers to repay principal and interest.

How the Funds strive to manage it: Each Fund (except Minnesota High-Yield Municipal Bond Fund) limit the amount of the portfolio which may be invested in lower quality, higher yielding bonds.

This is a significant risk for the Minnesota High-Yield Municipal Bond Fund. In striving to manage this risk, we hold a number of different bonds representing a variety of industries and municipal projects, seeking to minimize the effect that any one bond may have on the portfolio.

Call risk

Call risk is the risk that a bond issuer will prepay the bond during periods of low interest rates, forcing investors to reinvest their money at interest rates that might be lower than rates on the called bond.

How the Funds strive to manage it: We take into consideration the likelihood of prepayment when we select bonds and, in certain environments, we may look for bonds that have protection against early prepayment.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold, within seven days, at approximately the price that a fund values them.	How the Funds strive to manage it: A Fund’s exposure to illiquid securities is limited to no more than 15% of its net assets.

Non-diversification risk

Non-diversified funds have the flexibility to invest as much as 50% of their assets in as few as two issuers provided no single issuer accounts for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of a fund’s assets is invested in the securities of a single issuer. Because a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if a fund was fully diversified. If a fund were to invest a large portion of its assets in a single issuer, the fund could be significantly affected if that issuer was unable to satisfy its financial obligations.

How the Funds strive to manage it: Each Fund is a non-diversified fund and is subject to this risk. Nevertheless, we typically hold securities from a variety of different issuers, representing different sectors and different types of municipal projects. We also perform extensive credit analysis on all securities. We are particularly diligent in reviewing the credit status of bonds that represent a larger percentage of portfolio assets.

Geographic concentration risk

Geographic concentration risk is the heightened sensitivity to regional, state and local political and economic conditions that could adversely affect the holdings in a fund. There is also a risk that there could be inadequate supply of municipal bonds in a particular state.

How the Funds strive to manage it: Each Fund invests primarily in a specific state and may be subject to geographic concentration risk.

We carefully monitor the economies of each state, and in general we believe they are broad enough to satisfy our investment needs. In addition, we have the flexibility to invest in issuers in Puerto Rico, the Virgin Islands and Guam whose bonds are also free of individual state income taxes.

How we manage the Funds

Alternative minimum tax risk

If a fund invests in bonds whose income is subject to an alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

How the Funds strive to manage it: Under normal circumstances, each Fund (except Minnesota High-Yield Municipal Bond

Fund) may invest up to 20% of its assets in bonds whose income is subject to federal alternative minimum tax.

Minnesota High-Yield Municipal Bond Fund may invest without limit in bonds whose income is subject to the federal alternative minimum tax.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if its employs a derivatives strategy (including a strategy involving inverse floaters, futures, options, and swaps such as interest rate swaps and index swaps) related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. A significant risk of derivative transactions is the creditworthiness of the counter-party, since the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations.

Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

How the Funds strive to manage it: The Funds will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to improve diversification or to earn additional income. We will generally not use derivatives for reasons inconsistent with a Fund’s investment objectives.

While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund’s shares, to decline.

Pending Case Regarding Tax-Exempt Securities. The U.S. Supreme Court recently heard oral argument in an appeal of a Kentucky state court decision that could have important consequences generally for all municipal bond mutual funds, and single-state municipal bond mutual funds in particular (“Single-State Municipal Bond Funds”), including the Funds. In Davis v. Dept. of Revenue, the Kentucky state court held as unconstitutional a Kentucky law that exempted interest earned on Kentucky municipal bonds from Kentucky’s income tax, but taxed interest derived from non-Kentucky municipal bonds. The U.S. Supreme Court is likely to hand down its decision in the spring or early summer of 2008. If the U.S. Supreme Court affirms the Kentucky court’s holding, it could affect the tax status of all Single-State Municipal Bond Funds’ distributions for state tax purposes and could negatively affect the value of securities held by all municipal bond funds and, therefore, the value of municipal bond funds’ shares. However, the Davis case does not question or challenge the tax-exempt status of “exempt-interest dividend” distributions from municipal bond funds for regular federal income tax purposes (see “About your account – Dividends, distributions and taxes – Exempt-interest dividends”).

Disclosure of portfolio holdings information

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Who manages the Funds

Investment manager

The Funds are managed by Delaware Management Company (the Manager), a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs and provides daily administrative services. For its services to the Funds, the Manager was paid aggregate fees, net of waivers, for the last fiscal year as follows:

Investment management fees as a percentage of average daily net assets
Tax-Free Arizona Fund	0.35%	Tax-Free Minnesota Fund	0.52%
Tax-Free California Fund	0.47%	Tax-Free Minnesota Intermediate Fund	0.36%
Tax-Free Colorado Fund	0.53%	Minnesota High-Yield Municipal Bond Fund	0.43%
Tax-Free Idaho Fund	0.43%	Tax-Free New York Fund	0.24%

A discussion of the basis for the Boards of Trustees’ approval of the Funds’ investment advisory contracts is available in the Funds’	annual reports to shareholders for the period ended August 31, 2007.

Portfolio managers

Joseph R. Baxter, Robert F. Collins and Stephen J. Czepiel each have an equal role in the management of the Fund. Mr. Baxter, Mr. Collins and Mr. Czepiel assumed primary responsibility for making day-to-day investment decisions for the Fund in May 2003, June 2004 and July 2007, respectively.

Joseph R. Baxter, Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Mr. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Mr. Baxter received a bachelor’s degree in finance and marketing from LaSalle University.

Robert F. Collins, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Mr. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel, Senior Vice President, Portfolio Manager
Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. In addition, he is the head of the municipal bond trading staff. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital

Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

Who manages the Funds

Manager of managers structure

The Funds and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Boards, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Funds’ Boards, for overseeing the Funds’ sub-advisors and recommending to the Boards the hiring, termination, or replacement of sub-advisors. The SEC order does not apply to any sub-advisor that is affiliated with the Funds or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Funds, the Manager may, in the future, recommend to the Funds’ Boards the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Funds’ portfolio.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?

Board of Trustees: A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Funds rely on certain exemptive rules adopted by the SEC that require their Boards to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers: Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/ dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary wholesaler: Pursuant to a contractual arrangement with the distributor, the financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors: Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class:

Class A

  Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares. Class A shares of Tax-Free Minnesota Intermediate Fund have an up-front sales charge of up to 2.75%.

  If you invest $100,000 or more, your front-end sales charge will be reduced.

  You may qualify for other reduced sales charges and under certain circumstances the sales charge may be waived, as described in “How to reduce your sales charge” below for further information.

  Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% (currently limited to 0.15% for Tax-Free Minnesota Intermediate Fund) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares. See “Dealer compensation” below.

  Class A shares generally are not subject to a CDSC except in the limited circumstances described in the table below.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of sales charge, and rounding.

	Tax-Free Funds and Minnesota
	High-Yield Municipal Bond Fund		Tax-Free Minnesota Intermediate Fund
	Sales charge as %	Sales charge as %	Sales charge as %	Sales charge as %
Amount of purchase	of offering price	of amount invested	of offering price	of amount invested
Less than $99,999	4.50%	4.71%	2.75%	2.83%
$100,000-$249,999	3.50%	3.63%	2.00%	2.04%
$250,000-$499,999	2.50%	2.56%	1.00%	1.01%
$500,000-$999,999	2.00%	2.04%	1.00%	1.01%
Amount over $1 million	None*	None*	None*	None*

* As shown above, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge (Limited CDSC), unless a specific waiver of the charge applies, of 1% if you redeem shares of the Tax-Free Funds and Minnesota High-Yield Municipal Bond Fund within the first year and 0.50% if you redeem shares within the second year; and of 0.75% if you redeem shares of the Tax-Free Minnesota Intermediate Fund within the first year. See “Dealer compensation” below for a description of the amount of dealer commission that is paid.

Class B

As of May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), are allowed in Class B shares of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the

CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of May 31, 2007, the reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Funds’ or their Distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Funds may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

About your account

  Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC if you redeem your shares within six years (three years for Tax-Free Minnesota Intermediate Fund) after you buy them.

  If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. For Tax-Free Minnesota Intermediate Fund, the CDSC is 2.00% during the first year, 1.00% during the second and third years and 0% thereafter.

  In determining whether the CDSC applies to a redemption of Class B shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six year period. For further information on how the CDSC is determined, please see “Calculation of Contingent Deferred Sales Charges – Class B and Class C” below.

  Under certain circumstances the contingent deferred sales charge may be waived; please see “Waivers of Contingent Deferred Sales Charges” below for further information.

  For approximately 8 years (5 years for Tax-Free Minnesota Intermediate Fund) after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor, dealers or others for providing services and maintaining shareholder accounts.

  Because of the higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

  Approximately 8 years (5 years for Tax-Free Minnesota Intermediate Fund) after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.25%. Conversion may occur as late as three months after, as applicable, the eighth or fifth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

  You may purchase only up to $100,000 of Class B shares at any one time. Orders that exceed $100,000 will be rejected. The limitation on maximum purchases varies for retirement plans.

Class C

  Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

  In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of Contingent Deferred Sales Charges – Class B and Class C” below.

  Under certain circumstances the CDSC may be waived; please see “Waivers of Contingent Deferred Sales Charges—Class B and Class C” below for further information.

  Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor,

dealers or others for providing services and maintaining shareholder accounts.

  Because of the higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

  Unlike Class B shares, Class C shares do not automatically convert to another class.

  You may purchase only up to $1,000,000 of Class C shares at any one time. Orders that exceed $1,000,000 will be rejected. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Calculation of contingent deferred sales charges – Class B and Class C

CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

About your account

Dealer compensation

The financial advisor that sells you shares of a Fund may be eligible to receive the following amounts as compensation for your investment in a Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

	Tax-Free Funds and Minnesota			Tax-Free Minnesota
	High-Yield Bond Fund			Intermediate Fund
	Class A1	Class B2	Class C3	Class A1	Class B2	Class C3
Commission (%)	—	4.00%	1.00%	—	2.00%	1.00%
Investment up to $99,999	4.00%	—	—	2.35%	—	—
$100,000 to $249,999	3.00%	—	—	1.75%	—	—
$250,000 to $499,999	2.00%	—	—	0.75%	—	—
$500,000 to $999,999	1.60%	—	—	0.75%	—	—
$1,000,000 to $4,999,999	1.00%	—	—	0.75%	—	—
$5,000,000 to $24,999,999	0.50%	—	—	0.50%	—	—
$25,000,000 and more	0.25%	—	—	0.25%	—	—
12b-1 Fee to Dealer	0.25%	0.25%	1.00%	0.25%	0.15%	1.00%

1 On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.25% of the 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A Shares of Tax-Free Minnesota Intermediate Fund is 0.25%, however, the Distributor has contracted to limit this amount to 0.15% from January 1, 2008 through December 31, 2008.

2 On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00% (2.00% for Tax-Free Minnesota Intermediate Fund). Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% (0.15% for Tax-Free Minnesota Intermediate Fund) from the date of purchase. After approximately 8 years (5 years for Tax-Free Minnesota Intermediate Fund), Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 0.25% 12b-1 fee applicable to Class A.

3 On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C. Alternatively, certain intermediaries may not be eligible to receive the up front commission of 1.00%, but may receive the full 1.00% 12b-1 fee upon sale of Class C shares.

Payments to intermediaries

The Distributor, Lincoln Financial Distributors, Inc., and their affiliates may pay additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Funds with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay or allow its affiliates to pay other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Funds’ shares.

For more information, please see the Funds’ SAI.

About your account

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the applicable Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments® Funds holdings in any other account and the names of qualifying family members and their holdings. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

Letter of Intent and Rights of Accumulation

shares, you can combine your purchase of Class A shares with your purchase of Class B and Class C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.

Reinvestment of Redeemed Shares

How it works: Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A: For Class A, you will not have to pay an additional front-end sales charge.

Class B: For Class B, your account will be credited with the CDSC you previously paid on the amount you are reinvesting. Your schedule for CDSCs and conversion to Class A will not start over again; it will pick up from the point at which you redeemed your shares.

Class C: Not available

How they work: Through a Letter of Intent you agree to invest a certain amount in Delaware Investments® Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.

Through Rights of Accumulation you can combine your holdings or purchases of all Delaware Investments® Funds (except money market funds with no sales charge) as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.

Class A: Available

Classes B and C: Although the Letter of Intent and Rights of Accumulation do not apply to the purchase of Class B and Class C

Buying Class A shares at net asset value
  Purchases for the benefit of the clients of brokers, dealers, and registered investment managers if such brokers, dealers, or investment managers have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

  Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of a Fund’s Institutional Class, if applicable.

  Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

  Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

  Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

  Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

  Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

  Shares purchased under the Delaware Investments® Dividend Reinvestment Plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

  Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments® Funds; and (iii) registered representatives and employees of broker/dealers who have entered into dealer’s agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel, or broker/ dealers may also purchase shares at NAV.

  Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments® Fund may exchange into Class A shares of another Delaware Investments® Fund at NAV.

  Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments® Funds.

  Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

About your account

Waivers of contingent deferred sales charges

Redemptions in accordance with a Systematic Withdrawal Plan, provided the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

Classes A*, B, and C: Available

Redemptions that result from a Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Classes A*, B, and C: Available

For distributions from accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Classes A*, B, and C: Available

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase. See “Buying Class A shares at Net Asset Value” above.

Class A*: Available

Classes B and C: Not available

* The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments®’ Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the Funds’ SAI, which is available upon requests.

How to buy shares

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. If you are making an initial purchase by mail, you must include a completed investment application with your check.

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must call us at 800-523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of $25 or more.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day’s closing share price which is based on a Fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business

About your account

day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine each Fund’s NAV per share for each Class of a Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each Class of a Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Boards. We price any fixed ncome securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities we use methods approved by the Boards that are designed to price securities at their fair market value.

Fair valuation

When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Boards’ oversight, the Funds’ Boards have delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Boards, to value the Funds’ assets on behalf of the Funds.

Document delivery

If you have an account in the same Delaware Investments® Fund as another member of your household, we send your household one copy of the Fund’s prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the

printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials. If you wish to receive individual materials,	please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to a Fund). Your financial advisor may charge a separate fee for this service.

By mail

You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that all redemption requests from your account by mail will not be accepted until such redemption orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services

You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments. com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

About your account

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and or an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares - not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days’ written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access

Online Account Access is a password-protected area of the Delaware Investments®’ Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Electronic Delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure internet environment at any time, from anywhere.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds. Wealth

Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments® Fund. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You may generally exchange all or part of your shares, for shares of the same class in another Delaware Investments® Fund without paying a front end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of

About your account

dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if in the Manager’s judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.

MoneyLineSM On Demand Service

Through our MoneyLineSM On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. MoneyLineSM On Demand Service has a minimum transfer of $25 and a maximum transfer of $100,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account.

Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B and C shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan.

Frequent trading of Fund shares

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds’ Boards have adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Funds and their shareholders, such as market timing. The Funds will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” – that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, each Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds’ market timing policy are not necessarily deemed accepted by the Funds and may be rejected by the Funds on the next Business Day following receipt by the Funds.

Redemptions will continue to be permitted in accordance with the Funds’ current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Funds reserve the right to modify this policy at any time without notice, including modifications to the Funds’ monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Funds’ market timing policy does not require a Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is

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forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (normally, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and a Fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

Transaction monitoring procedures
The Funds, through their transfer agent, maintain surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, a Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of a Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds or their agents may require the financial intermediary to impose its frequent trading policy, rather than the Funds’ policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Funds. Such restrictions may include without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions and taxes

Dividends and Distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code). As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare all its net investment income, if any, on a daily basis and distribute to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a

About your account

capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements
Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. The Funds are required to include on your information statement, exempt-interest dividends and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend”
If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations
Dividends and distributions paid by each Fund may consist of exempt-interest dividends, ordinary dividends and capital gain distributions as described below:

Exempt-interest Dividends
Dividends from the Funds will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. However, as discussed above, the U.S. Supreme Court is currently considering the validity of this state tax exemption in Davis v. Dept. of Revenue (see “How we manage the Funds – Pending Case Regarding Tax-Exempt Securities”). Most states, however, do not grant tax-free treatment to interest from municipal securities of other states. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

Taxable Income Dividends
Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions
Each Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Sales or Exchanges of Fund Shares
A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup Withholding
By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after December 31, 2007, unless such exemptions are extended or made permanent.

Arizona State Taxation

You may exclude any exempt interest dividends paid to you by the Tax-Free Arizona Fund from your Arizona taxable income if the dividends can be excluded from your gross income for federal income tax purposes and if the dividends are derived from interest on:

  obligations of the State of Arizona and its political subdivisions; or

  qualifying obligations of United States territories and possessions that are exempt from state taxation under federal law.

You may exclude dividends derived from interest on these securities to the same extent as if you held these securities directly rather than investing in them through a mutual fund.

About your account

California State Taxation

You may exclude any exempt interest dividends paid to you by the Tax-Free California Fund from your California taxable income for purposes of the California personal income tax if:

  the dividends are derived from interest on obligations of the State of California and its political subdivisions or qualifying obligations of United States territories and possessions that are exempt from state taxation under federal law;

  the dividends paid do not exceed the amount of interest (minus certain non-deductible expenses) the Fund receives, during its taxable year, on obligations that, when held by an individual, pay interest exempt from taxation by California; and

  the Fund properly identifies the dividends as California exempt interest dividends in a written notice mailed to the investor.

The Tax-Free California Fund may designate dividends as exempt from California income tax, only if:

  it qualifies as a regulated investment company under the Code; and

  at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of obligations the interest on which is exempt from taxation by the State of California when held by an individual.

Distributions from the Tax-Free California Fund, including exempt-interest dividends, may be taxable to shareholders that are subject to certain provisions of the California Corporation Tax Law.

Colorado State Taxation

You may exclude any exempt interest dividends paid to you by the Tax-Free Colorado Fund from your Colorado taxable income if the dividends can be excluded from your gross income for federal income tax purposes and if the dividends are attributable to interest on:

  obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980;

  obligations of the State of Colorado or its political subdivisions which were issued before May 1, 1980, to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations; and

  qualifying obligations of United States territories and possessions that are exempt from state taxation under federal law.

Idaho State Taxation

According to a ruling which the Tax-Free Idaho Fund received from the Idaho Department of Revenue, dated December 13, 1994, any exempt interest dividends paid to you by the Tax-Free Idaho Fund are not subject to the Idaho personal income tax as long as the dividends are attributable to:

  interest earned on bonds issued by the State of Idaho, its cities and political subdivisions; or

  interest earned on qualifying obligations of the U.S. government or its territories and possessions that are exempt from state taxation under federal law.

Minnesota State Taxation

Individuals, estates and trusts may exclude any exempt interest dividends paid by the Tax-Free Minnesota Fund, and Tax-Free Minnesota Intermediate Fund from their Minnesota taxable income if such dividends are derived from tax-exempt interest on obligations of the United States or Minnesota and its political subdivisions and if the dividends are excluded from gross income for federal income tax purposes as long as the following condition is met:

  exempt interest dividends from tax-exempt obligations of Minnesota and its political subdivisions represents 95% or more of the total exempt interest dividends paid to shareholders by the Fund.

Exempt interest dividends that are excluded from Minnesota taxable net income but that are subject to the federal alternative minimum tax, are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Certain corporations that receive distributions from the Minnesota Funds, including exempt interest dividends, may be subject to the Minnesota income tax imposed on corporations.

New York State and City Taxation

You may exclude any exempt interest dividends paid to you by the Tax-Free New York Fund from your taxable income for purposes of the New York state income taxes and the New York City income tax, if the dividends can be excluded from your gross income for federal income tax purposes and if the dividends are attributable to interest on:

  obligations of the State of New York or its political subdivisions;

  qualifying obligations of possessions of the United States that are exempt from state taxation under federal law.

Dividends from (or the value of) the Tax-Free New York Fund, including exempt interest dividends, may be taken into account in determining the New York State and New York City income and franchise taxes on business corporations, banking corporations and insurance companies when paid to (or held by) shareholders subject to such taxes.

This discussion of “Dividends, distributions and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

Financial highlights

Delaware Tax-Free Arizona Fund Class A shares

Class A Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Distributions from net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

The financial highlights tables are intended to help you understand the Funds’ financial performance. All “per share” information reflects financial results for a single Fund share.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.350	$11.560	$11.410	$11.160	$11.530

0.465	0.467	0.468	0.469	0.502
(0.280)	(0.210)	0.174	0.308	(0.253)
0.185	0.257	0.642	0.777	0.249

(0.465)	(0.467)	(0.468)	(0.469)	(0.502)
—	—	(0.024)	(0.058)	(0.117)
(0.465)	(0.467)	(0.492)	(0.527)	(0.619)

$11.070	$11.350	$11.560	$11.410	$11.160

1.63%	2.31%	5.74%	7.09%	2.17%

$125,636	$131,468	$134,874	$122,436	$129,683
0.76%	0.76%	0.80%	0.90%	0.86%

0.91%	0.91%	0.91%	0.90%	0.91%
4.11%	4.12%	4.07%	4.14%	4.37%

3.96%	3.97%	3.96%	4.14%	4.32%
9%	8%	3%	19%	29%

The information has been audited by Ernst & Young LLP, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports, which are available upon request by calling 800 523-1918.

Financial highlights

Delaware Tax-Free Arizona Fund Class B shares

Class B Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Distributions from net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.360	$11.570	$11.420	$11.170	$11.540

0.380	0.382	0.382	0.384	0.416
(0.290)	(0.210)	0.174	0.308	(0.253)
0.090	0.172	0.556	0.692	0.163

(0.380)	(0.382)	(0.382)	(0.384)	(0.416)
—	—	(0.024)	(0.058)	(0.117)
(0.380)	(0.382)	(0.406)	(0.442)	(0.533)

$11.070	$11.360	$11.570	$11.420	$11.170

0.78%	1.54%	4.95%	6.28%	1.41%

$12,407	$16,413	$19,005	$13,355	$14,666
1.51%	1.51%	1.55%	1.65%	1.61%

1.66%	1.66%	1.66%	1.65%	1.66%
3.36%	3.37%	3.32%	3.39%	3.62%

3.21%	3.22%	3.21%	3.39%	3.57%
9%	8%	3%	19%	29%

Financial highlights

Delaware Tax-Free Arizona Fund Class C shares

Class C Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Distributions from net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.380	$11.580	$11.430	$11.180	$11.550

0.380	0.381	0.382	0.384	0.415
(0.290)	(0.200)	0.174	0.308	(0.253)
0.090	0.181	0.556	0.692	0.162

(0.380)	(0.381)	(0.382)	(0.384)	(0.415)
—	—	(0.024)	(0.058)	(0.117)
(0.380)	(0.381)	(0.406)	(0.442)	(0.532)

$11.090	$11.380	$11.580	$11.430	$11.180

0.77%	1.63%	4.94%	6.27%	1.40%

$7,609	$8,117	$8,591	$6,651	$8,544
1.51%	1.51%	1.55%	1.65%	1.61%

1.66%	1.66%	1.66%	1.65%	1.66%
3.36%	3.37%	3.32%	3.39%	3.62%

3.21%	3.22%	3.21%	3.39%	3.57%
9%	8%	3%	19%	29%

Financial highlights

Delaware Tax-Free California Fund Class A shares

Class A Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.400	$11.490	$11.110	$10.750	$11.010

0.454	0.450	0.462	0.518	0.537
(0.390)	(0.090)	0.380	0.360	(0.260)
0.064	0.360	0.842	0.878	0.277

(0.454)	(0.450)	(0.462)	(0.518)	(0.537)
(0.454)	(0.450)	(0.462)	(0.518)	(0.537)

$11.010	$11.400	$11.490	$11.110	$10.750

0.51%	3.24%	7.72%	8.34%	2.51%

$76,537	$75,995	$60,744	$24,797	$22,169
0.89%	0.88%	0.84%	0.50%	0.50%

0.97%	0.97%	1.06%	0.96%	0.93%
3.98%	3.97%	4.03%	4.72%	4.84%

3.90%	3.88%	3.81%	4.26%	4.41%
21%	14%	11%	48%	56%

Financial highlights

Delaware Tax-Free California Fund Class B shares

Class B Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.440	$11.530	$11.160	$10.790	$11.050

0.368	0.365	0.377	0.436	0.453
(0.380)	(0.090)	0.370	0.370	(0.260)
(0.012)	0.275	0.747	0.806	0.193

(0.368)	(0.365)	(0.377)	(0.436)	(0.453)
(0.368)	(0.365)	(0.377)	(0.436)	(0.453)

$11.060	$11.440	$11.530	$11.160	$10.790

(0.15% )	2.46%	6.80%	7.60%	1.73%

$9,384	$14,918	$18,254	$14,530	$16,165
1.64%	1.63%	1.59%	1.25%	1.25%

1.72%	1.72%	1.81%	1.71%	1.68%
3.23%	3.22%	3.28%	3.97%	4.09%

3.15%	3.13%	3.06%	3.51%	3.66%
21%	14%	11%	48%	56%

Financial highlights

Delaware Tax-Free California Fund Class C shares

Class C Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.420	$11.500	$11.130	$10.760	$11.020

0.368	0.365	0.377	0.436	0.454
(0.390)	(0.080)	0.370	0.370	(0.260)
(0.022)	0.285	0.747	0.806	0.194

(0.368)	(0.365)	(0.377)	(0.436)	(0.454)
(0.368)	(0.365)	(0.377)	(0.436)	(0.454)

$11.030	$11.420	$11.500	$11.130	$10.760

(0.24% )	2.56%	6.81%	7.62%	1.74%

$13,453	$12,768	$9,756	$5,595	$7,013
1.64%	1.63%	1.59%	1.25%	1.25%

1.72%	1.72%	1.81%	1.71%	1.68%
3.23%	3.22%	3.28%	3.97%	4.09%

3.15%	3.13%	3.06%	3.51%	3.66%
21%	14%	11%	48%	56%

Financial highlights

Delaware Tax-Free Colorado Fund Class A shares

Class A Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.040	$11.200	$11.070	$10.830	$11.080

0.464	0.488	0.495	0.510	0.527
(0.310)	(0.160)	0.130	0.240	(0.250)
0.154	0.328	0.625	0.750	0.277

(0.464)	(0.488)	(0.495)	(0.510)	(0.527)
(0.464)	(0.488)	(0.495)	(0.510)	(0.527)

$10.730	$11.040	$11.200	$11.070	$10.830

1.38%	3.03%	5.78%	7.04%	2.52%

$246,695	$258,773	$270,149	$276,534	$299,528
0.94%	0.93%	0.94%	0.95%	0.99%

0.96%	0.94%	0.94%	0.95%	0.99%
4.22%	4.43%	4.46%	4.63%	4.76%

4.20%	4.42%	4.46%	4.63%	4.76%
12%	8%	8%	13%	30%

Financial highlights

Delaware Tax-Free Colorado Fund Class B shares

Class B Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.050	$11.200	$11.080	$10.830	$11.090

0.382	0.405	0.412	0.427	0.444
(0.320)	(0.150)	0.120	0.250	(0.260)
0.062	0.255	0.532	0.677	0.184

(0.382)	(0.405)	(0.412)	(0.427)	(0.444)
(0.382)	(0.405)	(0.412)	(0.427)	(0.444)

$10.730	$11.050	$11.200	$11.080	$10.830

0.53%	2.35%	4.89%	6.34%	1.66%

$5,326	$8,221	$10,370	$12,411	$13,108
1.69%	1.68%	1.69%	1.70%	1.74%

1.71%	1.69%	1.69%	1.70%	1.74%
3.47%	3.68%	3.71%	3.88%	4.01%

3.45%	3.67%	3.71%	3.88%	4.01%
12%	8%	8%	13%	30%

Financial highlights

Delaware Tax-Free Colorado Fund Class C shares

Class C Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.070	$11.220	$11.090	$10.850	$11.100

0.382	0.405	0.413	0.427	0.444
(0.320)	(0.150)	0.130	0.240	(0.250)
0.062	0.255	0.543	0.667	0.194

(0.382)	(0.405)	(0.413)	(0.427)	(0.444)
(0.382)	(0.405)	(0.413)	(0.427)	(0.444)

$10.750	$11.070	$11.220	$11.090	$10.850

0.53%	2.34%	4.99%	6.23%	1.74%

$10,152	$9,971	$9,170	$9,579	$8,606
1.69%	1.68%	1.69%	1.70%	1.74%

1.71%	1.69%	1.69%	1.70%	1.74%
3.47%	3.68%	3.71%	3.88%	4.01%

3.45%	3.67%	3.71%	3.88%	4.01%
12%	8%	8%	13%	30%

Financial highlights

Delaware Tax-Free Idaho Fund Class A shares

Class A Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.450	$11.630	$11.490	$11.140	$11.320

0.448	0.449	0.452	0.478	0.497
(0.190)	(0.180)	0.140	0.353	(0.181)
0.258	0.269	0.592	0.831	0.316

(0.448)	(0.449)	(0.452)	(0.481)	(0.496)
(0.448)	(0.449)	(0.452)	(0.481)	(0.496)

$11.260	$11.450	$11.630	$11.490	$11.140

2.27%	2.40%	5.25%	7.58%	2.81%

$69,931	$62,808	$60,554	$55,572	$51,682
0.86%	0.85%	0.87%	0.97%	0.93%

0.98%	0.98%	0.98%	0.97%	1.00%
3.92%	3.95%	3.92%	4.21%	4.36%

3.80%	3.82%	3.81%	4.21%	4.29%
8%	15%	27%	13%	18%

Financial highlights

Delaware Tax-Free Idaho Fund Class B shares

Class B Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.430	$11.610	$11.480	$11.130	$11.310

0.363	0.364	0.366	0.393	0.412
(0.190)	(0.180)	0.130	0.353	(0.181)
0.173	0.184	0.496	0.746	0.231

(0.363)	(0.364)	(0.366)	(0.396)	(0.411)
(0.363)	(0.364)	(0.366)	(0.396)	(0.411)

$11.240	$11.430	$11.610	$11.480	$11.130

1.51%	1.64%	4.39%	6.79%	2.05%

$6,003	$7,892	$10,911	$13,044	$16,801
1.61%	1.60%	1.62%	1.72%	1.68%

1.73%	1.73%	1.73%	1.72%	1.75%
3.17%	3.20%	3.17%	3.46%	3.61%

3.05%	3.07%	3.06%	3.46%	3.54%
8%	15%	27%	13%	18%

Financial highlights

Delaware Tax-Free Idaho Fund Class C shares

Class C Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$11.440	$11.630	$11.490	$11.130	$11.310

0.363	0.364	0.366	0.393	0.413
(0.190)	(0.190)	0.140	0.362	(0.181)
0.173	0.174	0.506	0.755	0.232

(0.363)	(0.364)	(0.366)	(0.395)	(0.412)
(0.363)	(0.364)	(0.366)	(0.395)	(0.412)

$11.250	$11.440	$11.630	$11.490	$11.130

1.51%	1.56%	4.47%	6.87%	2.05%

$11,535	$13,430	$15,678	$15,041	$16,296
1.61%	1.60%	1.62%	1.72%	1.68%

1.73%	1.73%	1.73%	1.72%	1.75%
3.17%	3.20%	3.17%	3.46%	3.61%

3.05%	3.07%	3.06%	3.46%	3.54%
8%	15%	27%	13%	18%

Financial highlights

Delaware Tax-Free Minnesota Fund Class A shares

Class A Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Distributions from net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Delaware Tax Free Minnesota Fund’s participation in inverse floater programs.

Year ended
				8/31
2007	2006	2005	2004	2003
$12.490	$12.690	$12.620	$12.450	$12.610

0.511	0.511	0.527	0.590	0.622
(0.313)	(0.172)	0.222	0.348	(0.148)
0.198	0.339	0.749	0.938	0.474

(0.507)	(0.513)	(0.526)	(0.600)	(0.625)
(0.011)	(0.026)	(0.153)	(0.168)	(0.009)
(0.518)	(0.539)	(0.679)	(0.768)	(0.634)

$12.170	$12.490	$12.690	$12.620	$12.450

1.58%	2.78%	6.12%	7.72%	3.80%

$578,194	$381,720	$364,491	$348,000	$340,029
1.23%	1.19%	1.12%	1.08%	1.17%

1.25%	1.20%	1.13%	1.08%	1.17%
4.12%	4.11%	4.19%	4.68%	4.90%

4.10%	4.10%	4.18%	4.68%	4.90%
7%	13%	10%	25%	27%

Financial highlights

Delaware Tax-Free Minnesota Fund Class B shares

Class B Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Distributions from net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Delaware Tax Free Minnesota Fund’s participation in inverse floater programs.

Year ended
				8/31
2007	2006	2005	2004	2003
$12.500	$12.700	$12.630	$12.460	$12.620

0.419	0.418	0.433	0.496	0.529
(0.314)	(0.172)	0.222	0.348	(0.150)
0.105	0.246	0.655	0.844	0.379

(0.414)	(0.420)	(0.432)	(0.506)	(0.530)
(0.011)	(0.026)	(0.153)	(0.168)	(0.009)
(0.425)	(0.446)	(0.585)	(0.674)	(0.539)

$12.180	$12.500	$12.700	$12.630	$12.460

0.82%	2.01%	5.33%	6.91%	3.02%

$15,674	$11,354	$12,810	$14,588	$16,394
1.98%	1.94%	1.87%	1.83%	1.92%

2.00%	1.95%	1.88%	1.83%	1.92%
3.37%	3.36%	3.44%	3.93%	4.15%

3.35%	3.35%	3.43%	3.93%	4.15%
7%	13%	10%	25%	27%

Financial highlights

Delaware Tax-Free Minnesota Fund Class C shares

Class C Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Distributions from net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Delaware Tax Free Minnesota Fund’s participation in inverse floater programs.

Year ended
				8/31
2007	2006	2005	2004	2003
$12.530	$12.720	$12.650	$12.480	$12.640

0.418	0.418	0.433	0.495	0.529
(0.323)	(0.162)	0.222	0.348	(0.151)
0.095	0.256	0.655	0.843	0.378

(0.414)	(0.420)	(0.432)	(0.505)	(0.529)
(0.011)	(0.026)	(0.153)	(0.168)	(0.009)
(0.425)	(0.446)	(0.585)	(0.673)	(0.538)

$12.200	$12.530	$12.720	$12.650	$12.480

0.73%	2.08%	5.32%	6.90%	3.01%

$26,830	$15,125	$13,971	$10,811	$10,161
1.98%	1.94%	1.87%	1.83%	1.92%

2.00%	1.95%	1.88%	1.83%	1.92%
3.37%	3.36%	3.44%	3.93%	4.15%

3.35%	3.35%	3.43%	3.93%	4.15%
7%	13%	10%	25%	27%

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class A shares

Class A Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly for the years ended August 31, 2004 and 2003, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Delaware Tax Free Minnesota Intermediate Fund’s participation in inverse floater programs.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.860	$11.010	$10.890	$10.630	$10.720

0.445	0.429	0.407	0.444	0.469
(0.250)	(0.150)	0.120	0.260	(0.088)
0.195	0.279	0.527	0.704	0.381

(0.445)	(0.429)	(0.407)	(0.444)	(0.471)
(0.445)	(0.429)	(0.407)	(0.444)	(0.471)

$10.610	$10.860	$11.010	$10.890	$10.630

1.80%	2.62%	4.93%	6.73%	3.59%

$48,477	$48,297	$52,958	$57,012	$57,635
0.76%	0.75%	0.79%	0.89%	0.96%

1.00%	0.97%	0.95%	1.00%	1.06%
4.11%	3.96%	3.72%	4.10%	4.32%

3.87%	3.74%	3.56%	3.99%	4.22%
15%	11%	25%	30%	23%

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class B shares

Class B Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly for the years ended August 31, 2004 and 2003, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Delaware Tax Free Minnesota Intermediate Fund’s participation in inverse floater programs.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.890	$11.040	$10.920	$10.650	$10.740

0.353	0.337	0.314	0.352	0.377
(0.250)	(0.150)	0.120	0.270	(0.088)
0.103	0.187	0.434	0.622	0.289

(0.353)	(0.337)	(0.314)	(0.352)	(0.379)
(0.353)	(0.337)	(0.314)	(0.352)	(0.379)

$10.640	$10.890	$11.040	$10.920	$10.650

0.94%	1.75%	4.03%	5.91%	2.70%

$1,713	$1,993	$2,811	$3,224	$4,002
1.61%	1.60%	1.64%	1.74%	1.81%

1.75%	1.72%	1.70%	1.75%	1.83%
3.26%	3.11%	2.87%	3.25%	3.47%

3.12%	2.99%	2.81%	3.24%	3.45%
15%	11%	25%	30%	23%

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class C shares

Class C Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets[2]
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly[2]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

[2] The ratio of expenses to average net assets and ratio of expenses to average net assets prior to expense limitation and expense paid indirectly for the years ended August 31, 2004 and 2003, includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Delaware Tax Free Minnesota Intermediate Fund’s participation in inverse floater programs.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.880	$11.030	$10.910	$10.640	$10.730

0.353	0.337	0.314	0.352	0.377
(0.250)	(0.150)	0.120	0.270	(0.088)
0.103	0.187	0.434	0.622	0.289

(0.353)	(0.337)	(0.314)	(0.352)	(0.379)
(0.353)	(0.337)	(0.314)	(0.352)	(0.379)

$10.630	$10.880	$11.030	$10.910	$10.640

0.94%	1.75%	4.04%	5.91%	2.71%

$4,936	$5,162	$5,996	$7,188	$6,544
1.61%	1.60%	1.64%	1.74%	1.81%

1.75%	1.72%	1.70%	1.75%	1.83%
3.26%	3.11%	2.87%	3.25%	3.47%

3.12%	2.99%	2.81%	3.24%	3.45%
15%	11%	25%	30%	23%

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class A shares

Class A Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.53	$10.610	$10.240	$9.910	$9.950

0.430	0.445	0.469	0.512	0.550
(0.350)	(0.082)	0.372	0.328	(0.030)
0.080	0.363	0.841	0.840	0.520

(0.430)	(0.443)	(0.471)	(0.510)	(0.560)
(0.430)	(0.443)	(0.471)	(0.510)	(0.560)

$10.180	$10.530	$10.610	$10.240	$9.910

0.71%	3.54%	8.40%	8.65%	5.33%

$109,807	$87,504	$63,802	$42,636	$36,644
0.90%	0.89%	0.89%	0.75%	0.75%

1.00%	1.00%	0.98%	1.00%	1.04%
4.09%	4.26%	4.50%	5.03%	5.48%

3.99%	4.15%	4.41%	4.78%	5.19%
10%	4%	3%	24%	32%

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class B shares

Class B Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.550	$10.630	$10.250	$9.930	$9.970

0.351	0.367	0.391	0.435	0.475
(0.360)	(0.082)	0.381	0.318	(0.030)
(0.009)	0.285	0.772	0.753	0.445

(0.351)	(0.365)	(0.392)	(0.433)	(0.485)
(0.351)	(0.365)	(0.392)	(0.433)	(0.485)

$10.190	$10.550	$10.630	$10.250	$9.930

(0.13%)	2.77%	7.68%	7.71%	4.55%

$7,334	$9,578	$10,505	$12,463	$12,513
1.65%	1.64%	1.64%	1.50%	1.50%

1.75%	1.75%	1.73%	1.75%	1.79%
3.34%	3.51%	3.75%	4.28%	4.73%

3.24%	3.40%	3.66%	4.03%	4.44%
10%	4%	3%	24%	32%

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class C shares

Class C Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.550	$10.630	$10.250	$9.930	$9.970

0.351	0.367	0.391	0.435	0.475
(0.350)	(0.082)	0.381	0.318	(0.030)
0.001	0.285	0.772	0.753	0.445

(0.351)	(0.365)	(0.392)	(0.433)	(0.485)
(0.351)	(0.365)	(0.392)	(0.433)	(0.485)

$10.200	$10.550	$10.630	$10.250	$9.930

(0.04%)	2.76%	7.68%	7.71%	4.54%

$26.016	$20,516	$15,809	$11,435	$10,754
1.65%	1.64%	1.64%	1.50%	1.50%

1.75%	1.75%	1.73%	1.75%	1.79%
3.34%	3.51%	3.75%	4.28%	4.73%

3.24%	3.40%	3.66%	4.03%	4.44%
10%	4%	3%	24%	32%

Financial highlights

Delaware Tax-Free New York Fund Class A shares

Class A Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

[2] Ratio for the year ended August 31, 2003, including fees paid indirectly in accordance with the Securities and Exchange Commission rules was 0.51%.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.550	$10.700	$10.470	$10.220	$10.340

0.435	0.449	0.453	0.479	0.484
(0.250)	(0.150)	0.230	0.250	(0.120)
0.185	0.299	0.683	0.729	0.364

(0.435)	(0.449)	(0.453)	(0.479)	(0.484)
(0.435)	(0.449)	(0.453)	(0.479)	(0.484)

$10.300	$10.550	$10.700	$10.470	$10.220

1.75%	2.90%	6.65%	7.26%	3.56%

$14,817	$13,519	$13,153	$11,523	$11,436
0.79%	0.65%	0.66%	0.50%	0.50%	²

1.10%	1.09%	1.12%	1.02%	1.05%
4.13%	4.28%	4.29%	4.60%	4.65%

3.82%	3.84%	3.83%	4.08%	4.10%
14%	20%	13%	26%	64%

Financial highlights

Delaware Tax-Free New York Fund Class B shares

Class B Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

[2] Ratio for the year ended August 31, 2003, including fees paid indirectly in accordance with the Securities and Exchange Commission rules was 1.26%.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.530	$10.670	$10.450	$10.200	$10.330

0.357	0.370	0.374	0.401	0.406
(0.250)	(0.140)	0.220	0.250	(0.130)
0.107	0.230	0.594	0.651	0.276

(0.357)	(0.370)	(0.374)	(0.401)	(0.406)
(0.357)	(0.370)	(0.374)	(0.401)	(0.406)

$10.280	$10.530	$10.670	$10.450	$10.200

0.99%	2.23%	5.77%	6.47%	2.69%

$2,164	$2,858	$3,023	$2,858	$3,238
1.54%	1.40%	1.41%	1.25%	1.25%	²

1.85%	1.84%	1.87%	1.77%	1.80%
3.38%	3.53%	3.54%	3.85%	3.90%

3.07%	3.09%	3.08%	3.33%	3.35%
14%	20%	13%	26%	64%

Financial highlights

Delaware Tax-Free New York Fund Class C shares

Class C Shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Dividends from net investment income
Total dividends and distributions

Net asset value, end of period

Total return[1]

Ratios and supplement data:
Net assets, end of period (000) omitted
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly
Portfolio turnover

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

[2] Ratio for the year ended August 31, 2003, including fees paid indirectly in accordance with the Securities and Exchange Commission rules was 1.26%.

Year ended
				8/31
2007	2006	2005	2004	2003
$10.530	$10.670	$10.450	$10.200	$10.320

0.357	0.370	0.376	0.401	0.406
(0.250)	(0.140)	0.220	0.250	(0.120)
0.107	0.230	0.596	0.651	0.286

(0.357)	(0.370)	(0.376)	(0.401)	(0.406)
(0.357)	(0.370)	(0.376)	(0.401)	(0.406)

$10.280	$10.530	$10.670	$10.450	$10.200

0.99%	2.23%	5.80%	6.47%	2.79%

$2,131	$2,068	$886	$2,329	$2,828
1.54%	1.40%	1.41%	1.25%	1.25%	²

1.85%	1.84%	1.87%	1.77%	1.80%
3.38%	3.53%	3.54%	3.85%	3.90%

3.07%	3.09%	3.08%	3.33%	3.35%
14%	20%	13%	26%	64%

Financial highlights

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund’s securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss)
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain, if any, that we pay to shareholders would be listed under “Less dividends and distributions - Distributions from net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights tables, we include applicable fee waivers, exclude front end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of a fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction cost and tax liability for investors and may affect a fund’s performance.

Contact Information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Shareholder Service Center: 800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:
–	For fund information, literature, price, yield and performance figures.
–	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

  Delaphone Service: 800 362-FUND (800 362-3863)
  For convenient access to account information or current performance information on all Delaware Investments® funds seven days a week, 24 hours a day, use this Touch-Tone® service.
Delaware Investments Fund Symbols
	CUSIP			Nasdaq
	Class A	Class B	Class C	Class A	Class B	Class C
Delaware Tax-Free Arizona Fund	928916204	928928639	928916501	VAZIX	DVABX	DVACX
Delaware Tax-Free California Fund	928928829	928928811	928928795	DVTAX	DVTFX	DVFTX
Delaware Tax-Free Colorado Fund	928920107	928928787	92907R101	VCTFX	DVBTX	DVCTX
Delaware Tax-Free Idaho Fund	928928704	928928746	928928803	VIDAX	DVTIX	DVICX
Delaware Tax-Free Minnesota Fund	928918101	928928696	928918408	DEFFX	DMOBX	DMOCX
Delaware Tax-Free Minnesota
Intermediate Fund	928930106	928928399	928930205	DXCCX	DVSBX	DVSCX
Delaware Minnesota High-Yield
Municipal Bond Fund	928928316	928928290	928928282	DVMHX	DVMYX	DVMMX
Delaware Tax-Free New York Fund	928928274	928928266	928928258	FTNYX	DVTNX	DVFNX

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the period covered by the report. You can find more information about the Funds in the current SAI, which we have filed electronically with the SEC and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service, or call toll-free 800 523-1918. Please do not send any correspondence to 2005

Market Street, Philadelphia, PA 19103-7094. The Funds’ SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Funds’ Web site (www.delawareinvestments.com). You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

PR-322 [8/06] CGI 12/06	Investment Company Act file numbers: 811-04977, 811-04364, 811-06411, 811-07742, 811-04989 and 811-03910	PO 11446

STATEMENT OF ADDITIONAL INFORMATION
December 28, 2007

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund
VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund
VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund

2005 Market Street, Philadelphia, PA 19103-7094

For Prospectus, Performance and Information on Existing Accounts of
Class A Shares, Class B Shares, Class C Shares: 800 523-1918

     This Statement of Additional Information (“Part B”) describes shares of the municipal bond funds listed above (each individually, a “Fund,” and collectively, the “Funds”), which are series of the registered investment companies indicated above (each a “Trust” and together, the “Trusts”). Each Fund offers Class A, B and C Shares (each individually, a “Class” and collectively, the “Fund Classes”). All references to “shares” in this Part B refer to all classes of shares of the Funds, except where noted. The Funds’ investment adviser is Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”).

     This Part B supplements the information contained in the current prospectus for the Funds, dated December 31, 2007 (the “Prospectus”), as it may be amended from time to time. This Part B should be read in conjunction with the Prospectus. This Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Funds’ national distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address or by calling the above phone number. The Funds’ financial statements, the notes relating thereto, the financial highlights and the report of independent registered public accounting firm are either included or incorporated by reference from the Annual Reports into this Part B, as described in “Financial Statements” below. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS
	Page		Page
Organization and Classification	2	Purchasing Shares	36
Investment Objectives, Restrictions and Policies	2	Investment Plans	48
Investment Strategies and Risks	4	Determining Offering Price and Net Asset Value	51
Insurance	19	Redemption and Exchange	51
Disclosure of Portfolio Holdings Information	20	Distributions and Taxes	57
Management of the Trusts	21	Performance	64
Investment Manager and Other Service Providers	28	Financial Statements	64
Portfolio Managers	33	Principal Holders	64
Trading Practices and Brokerage	35	Appendix A – Special Factors Affecting the Funds	68
Capital Structure	36	Appendix B – Description of Ratings	82

1

ORGANIZATION AND CLASSIFICATION

Organization
     The Trusts are organized as indicated in the table below:

Trust	Original Form of Organization	Current Form of Organization
	(date)	(date)
Voyageur Insured Funds	Minnesota Corporation	Delaware Statutory Trust
	(January 6, 1987)	(November 1, 1999)
Voyageur Intermediate Tax Free Funds	Minnesota Corporation	Delaware Statutory Trust
	(January 21, 1985)	(November 1, 1999)
Voyageur Mutual Funds	Minnesota Corporation	Delaware Statutory Trust
	(April 14, 1993)	(November 1, 1999)
Voyageur Mutual Funds II	Minnesota Corporation	Delaware Statutory Trust
	(January 13, 1987)	(November 1, 1999)
Voyageur Tax Free Funds	Minnesota Corporation	Delaware Statutory Trust
	(November 10, 1983)	(November 1, 1999)

Classification
     Each Trust is an open-end management investment company. Each Fund’s portfolio of assets is non-diversified as defined by the Investment Company Act of 1940 (the “1940 Act”).

INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

Investment Objectives
     Each Fund’s investment objectives are described in the Prospectus. Each Fund’s investment objective is fundamental, and may not be changed without shareholder approval.

Fundamental Investment Restrictions
     Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     Each Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

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     3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restriction
     In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Funds will be subject to the following investment restriction, which is considered non-fundamental and may be changed by each Fund’s respective Board of Trustees (each a “Board” and together, the “Boards”) without shareholder approval: Each Fund may not invest more than 15% of its respective net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     Except for the Fund’s policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

     In applying a Fund’s policy on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

Portfolio Turnover
     Portfolio trading will be undertaken principally to accomplish each Fund’s respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund’s respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund’s respective investment objective.

     The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

     The Funds may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%.

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     For the fiscal years ended August 31, 2006 and 2007, the Funds’ portfolio turnover rates were as follows:

Fund	2007	2006
Tax-Free Arizona Fund	9%	8%
Tax-Free California Fund	21%	14%
Tax-Free Colorado Fund	12%	8%
Tax-Free Idaho Fund	8%	15%
Tax-Free Minnesota Fund	7%	13%
Tax-Free Minnesota Intermediate Fund	15%	11%
Minnesota High-Yield Municipal Bond Fund	10%	4%
Tax-Free New York Fund	14%	20%

INVESTMENT STRATEGIES AND RISKS

     The Prospectus discusses the Funds’ investment objectives and the strategies followed to seek to achieve those objectives. The following discussion supplements the description of the Funds’ investment strategies and risks that are included in the Prospectus.

     The Funds invest primarily in tax-exempt obligations. The term “Tax Exempt Obligations” refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status) and with respect to the Funds, personal income tax of the state specified in a Fund’s name, if any. Tax Exempt Obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax Exempt Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, Tax Exempt Obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

     Securities in which the Funds may invest, including Tax Exempt Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by the United States Congress or a state’s legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of their Tax Exempt Obligations may be materially affected.

     From time to time, legislation has been introduced in the United States Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on Tax Exempt Obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of Tax Exempt Obligations for investment by the Funds and the value of each Fund’s portfolio. In such event, management of the Funds may discontinue the issuance of shares to new investors and may reevaluate each Fund’s investment objective and policies and submit possible changes in the structure of each Fund for shareholder approval.

     To the extent that the ratings given by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or Fitch, Inc. (“Fitch”) for Tax Exempt Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for their investments in accordance with the investment policies contained in the Funds’ Prospectus and this Part B. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the Tax Exempt Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings provide an initial criterion for selection of portfolio investments, the Manager will subject these securities to other evaluative criteria prior to investing in such securities.

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Advance Refunded Bonds
     Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a rating of triple A from S&P and Moody’s.

Credit Default Swaps
     Each Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of the Fund’s portfolio holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). A Fund also might use CDS contracts to create or vary exposure to securities or markets.

     CDS transactions may involve general market, illiquidity, counterparty and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Fund’s investments in the CDS contracts will be limited to 15% of the Fund’s total net assets. As the purchaser or seller of protection, a Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

     Where a Fund is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS. To the extent that the Fund, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (1) the reference security (or basket of securities), (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities), or (3) the negotiated monetary value of the obligation, the Fund will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Fund does not own the reference security (or basket of securities), the Fund will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Fund, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. If the CDS permits the Fund to offset its obligations against the obligations of the counterparty under the CDS, then the Fund will only designate on its books and records cash or liquid securities sufficient to cover the Fund’s net obligation to the counterparty, if any. All cash and liquid securities designated by the Fund to cover its obligations under CDSs will be marked to market daily to cover these obligations.

     As the seller of protection in a CDS contract, a Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, a Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contact, a Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Fund would have credit exposure to the reference security (or basket of securities). A Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

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     As the purchaser of protection in a CDS contract, the Fund would pay a premium to the seller of protection. In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

     If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Fund to terminate the CDS contract.

     Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Fund’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Fund’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event occurs. CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, a Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Floating and Variable Rate Demand Notes
     Variable rate master demand notes in which the Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining dollar-weighted average effective portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

     A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Manager, under guidelines established by each Fund’s Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund’s investment policies. In making such determinations, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, such Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

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Forward Commitments
     New issues of Tax Exempt Obligations and other securities are often purchased on a “when issued” or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such “forward commitments” if it holds and maintains, until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on each Fund’s total assets which may be invested in forward commitments. Tax Exempt Obligations purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Tax Exempt Obligations purchased on a when-issued basis may expose a Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Tax Exempt Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by a Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments.

Illiquid Investments/Restricted Securities
     Each Fund is permitted to invest up to 15% of the value of its net assets in illiquid investments. An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. “Restricted securities” are securities which were originally sold in private placements and which have not been registered under the Securities 1933. Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgaged-backed U.S. government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act). The Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Manager to be liquid in accordance with standards established by each Fund’s Board. Minnesota High-Yield Fund, however, is subject to a 10% limit with respect to certain restricted floating or variable rate demand notes. Under these guidelines, the Manager must consider, among other things: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.)

     If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund’s holdings of illiquid securities exceed such Fund’s 15% limit on investment in such securities, the Manager will determine what action to take to ensure that such Fund continues to adhere to such limitation.

     At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     As described in the Funds’ Prospectus, the Funds are permitted to invest in municipal leases. Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed above), the Manager may treat certain municipal leases as liquid investments and not subject to the policy limiting illiquid investments.

Interest Rate and Index Swaps
     Each Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. A Fund will invest in interest rate swaps to adjust its sensitivity to interest rates by changing its duration, to hedge against changes in interest rates or to gain exposure to markets in which the Fund invests. A Fund may also use index swaps as a substitute for futures, options or forward contracts if such contracts are not available to the Fund on favorable terms. Each Fund may invest up to an aggregate of 20% of its net assets in futures, options and swaps as long as each Fund’s investments in these securities when aggregated with other taxable investments and securities that are rated below investment grade (other than the Minnesota High-Yield Fund) do not exceed 20% of the Fund’s total net assets.

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     Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

     When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to manage its portfolio of swaps so as to match and offset its payment receipts and obligations.

     The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (“LIBOR”) or the rate set by the Bond Market Association (“BMA”). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The portfolio managers presently intend to purchase swaps with maturities of up to 30 years.

     A Fund may also engage in index swaps, also called total return swaps. In an index swap, a Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed-income securities that are included in the index.

     Swap transactions provide several benefits to a Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond’s interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond’s duration, the more sensitive the bond’s price will be to changes in interest rates. The average duration of a Fund is the weighted average of the durations of the Fund’s fixed-income securities.

     If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, a Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR or BMA payments adjusted every six months. The duration of the floating rate payments received by the Fund may be six months. In effect, a Fund can reduce the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

     A Fund may also use swaps to gain exposure to specific markets. Other uses of swaps could help permit a Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

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     The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgment proof due to insolvency, for example. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

     In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. A Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

     In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

     The extent to which a Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

     Each Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund’s payment obligations over its entitled payments with respect to each swap contract. To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund’s net payment obligations.

     Interest rate swaps may be considered liquid securities because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). Each Fund will consider the liquidity of each interest rate swap on an individual basis and treat all index swaps as subject to the limitation on illiquid investments. For purposes of calculating any percentage limitations, each Fund will refer to the notional amount of the swap.

     Interest rate swaps will be priced using market prices. Index swaps will be priced using fair value pricing. The income provided by an interest rate swap should be qualifying income for purposes of Subchapter M of the Code. Interest rate swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Inverse Floaters
     Each Fund may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt. Otherwise, each Fund’s investments in taxable instruments and securities rated below investment grade (other than the Minnesota High-Yield Fund), including inverse floaters on taxable bonds, are limited to 20% of the Fund’s net assets. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction to short-term interest rates or interest rate indices.

     Certain expenses of an inverse floater program will be deemed to be expenses of a Fund where the Fund has transferred its own municipal bonds to the trust that issues the inverse floater. To the extent that income from the inverse floater offsets these expenses, the additional income will have a positive effect on a Fund’s performance. Conversely, to the extent that these expenses exceed income earned from the trust collateral, the shortfall will have a negative effect on performance. Typically, the Funds invest in inverse floaters that permit the holder of the inverse floater to terminate the program in the event the fees and interest expense exceed income earned by the municipal bonds held by the trust. Inverse floaters may be more volatile than other tax-exempt investments.

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Investment Companies
     Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, each Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”

Municipal Lease Obligations
     Municipal leases may take the form of a lease with an option to purchase, an installment purchase contract, a conditional sales contract or a participation certificate in any of the foregoing. In determining leases in which the Funds will invest, the Manager will evaluate the credit rating of the lessee and the terms of the lease. Additionally, the Manager may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

     The statutes of many states contain requirements with which such states and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (1) the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the “non-appropriation” clause); (2) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (3) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

     If the lease is terminated by the public body for non-appropriation or another reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in loss.

Options and Futures
     Each Fund may invest up to an aggregate of 20% of its net assets in futures, options and swaps as long as each Fund’s investments in these securities when aggregated with other taxable investments and securities that are rated below investment grade (other than the Minnesota High-Yield Fund) do not exceed 20% of the Fund’s total net assets.

     Each Fund may buy and sell put and call options on the securities in which they may invest, and certain Funds may enter into futures contracts and options on futures contracts with respect to fixed-income securities or based on financial indices including any index of securities in which a Fund may invest. Futures and options will be used to facilitate allocation of a Fund’s investments among asset classes, to generate income or to hedge against changes in interest rates or declines in securities prices or increases in prices of securities proposed to be purchased. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing (i.e. selling) call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value. The ability of Minnesota High-Yield Fund to engage in options is discussed separately, below.

     Writing Options. The Funds may write (i.e. sell) covered put and call options with respect to the securities in which they may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by any Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

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     “Covered options” means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. A Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     Purchasing Options. The Funds may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security’s market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. A Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio.

     Each of the Funds may also purchase call options. During the life of the call option, a Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     Minnesota High-Yield Fund. Minnesota High-Yield Fund may purchase call options, write call options on a covered basis, write secured put options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may invest in options that are either listed on a national securities exchange (an “Exchange”) or traded over-the-counter. The Fund may write covered call options from time to time on such portion of its portfolio as the Manager determines is appropriate in seeking to obtain the Fund’s investment objective. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets. The Fund may liquidate such a position by effecting a closing transaction. The Fund also may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. The Fund may sell a put option which it previously purchased prior to the sale of the underlying options. The Fund may sell a put option purchased on individual securities and may enter into closing transactions.

     Minnesota High-Yield Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The Fund may effect closing transactions with respect to put options it previously wrote.

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     The risks associated with Minnesota High-Yield Fund’s options transactions are the same as those discussed above for the other Funds.

     Securities Index Option Trading. The Funds, other than Minnesota High-Yield Fund, may purchase and write put and call options on securities indexes. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated to make delivery of this amount.

     The effectiveness of purchasing or writing index options as a hedging technique depends upon the extent to which price movements in a Fund’s portfolio correlate with price movements of the index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the relevant underlying securities markets generally or, in the case of certain indexes, in an industry market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Manager’s ability to predict correctly movements in the direction of the stock market or interest rates market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. In the event the Manager is unsuccessful in predicting the movements of an index, a Fund could be in a worse position than had no hedge been attempted.

     Because exercises of index options are settled in cash, a Fund cannot determine the amount of its settlement obligations in advance and, with respect to call writing, cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. When a Fund writes an option on an index, that Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, high-grade liquid debt securities or “qualified securities” with a market value determined on a daily basis of not less than 100% of the current market value of the option.

     Options purchased and written by a Fund may be exchange traded or may be options entered into by that Fund in negotiated transactions with investment dealers and other financial institutions (over-the-counter or “OTC” options such as commercial banks or savings and loan associations) deemed creditworthy by the Manager. OTC options are illiquid and it may not be possible for a Fund to dispose of options it has purchased or to terminate its obligations under an option it has written at a time when the Manager believes it would be advantageous to do so. Over the counter options are subject to each Fund’s 15% illiquid investment limitation.

     Futures Contracts and Options on Futures Contracts. Certain Funds may enter into futures contracts and purchase and write options on these contracts, including but not limited to interest rate and securities index contracts and put and call options on these futures contracts. These contracts will be entered into on domestic and foreign exchanges and boards of trade, subject to applicable regulations of the Commodity Futures Trading Commission. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

     In connection with transactions in futures contracts and writing related options, each Fund will be required to deposit as “initial margin” a specified amount of cash or short-term, U.S. government securities. The initial margin required for a futures contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract’s face value. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract. No Fund will purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on that Fund’s existing futures and related options positions and premiums paid for options or futures contracts entered into for other than bona fide hedging purposes would exceed 5% of such Fund’s assets.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled through offsetting before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

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      Risks of Transactions in Futures Contracts and Options
     Hedging Risks in Futures Contracts Transactions. There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to index futures contracts, the risk of imperfect correlation increases as the composition of a Fund’s portfolio diverges from the financial instruments included in the applicable index.

     Successful use of futures contracts by a Fund is subject to the ability of the Manager to predict correctly movements in the direction of interest rates or the relevant underlying securities market. If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, that Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Although each Fund believes that the use of futures contracts and options thereon will benefit it, if the Manager’s judgment about the general direction of securities prices or interest rates is incorrect, a Fund’s overall performance may be poorer than if it had not entered into futures contracts or purchased or sold options thereon. For example, if a Fund seeks to hedge against the possibility of an increase in interest rates, which generally would adversely affect the price of fixed-income securities held in its portfolio, and interest rates decrease instead, such Fund will lose part or all of the benefit of the increased value of its assets which it has hedged due to the decrease in interest rates because it will have offsetting losses in its futures positions. In addition, particularly in such situations, a Fund may have to sell assets from its portfolio to meet daily margin requirements at a time when it may be disadvantageous to do so.

     Liquidity of Futures Contracts. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by that Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to a Fund, and that Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

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     Risk of Options. The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option generates a premium, which may partially offset a decline in the value of a Fund’s portfolio assets. By writing a call option, such Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option generates a premium, but such Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund’s ability to terminate options positions at a time when the Manager deems it desirable to do so. Although a Fund will enter into an option position only if the Manager believes that a liquid secondary market exists for such option, there is no assurance that such Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds’ transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A Fund’s purchase or sale of put or call options will be based upon predictions as to anticipated interest rates or market trends by the Manager, which could prove to be inaccurate. Even if the expectations of the Manager are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund’s portfolio securities.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of a purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

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     A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange (“Exchange”) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Certain Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, such Funds will reduce any profit they might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     Certain Funds may purchase call options to hedge against an increase in price of securities that such Funds anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

     As discussed above, options may be traded over-the-counter (“OTC options”). In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. OTC options are illiquid and it may not be possible for the Funds to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the Manager believes it would be advantageous to do so. Accordingly, OTC options are subject to each Fund’s limitation that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the writer of an OTC option, a Fund could experience a loss of all or part of the value of the option. The Manager anticipates that options on Tax Exempt Obligations will consist primarily of OTC options.

     Lastly, it should be noted that the Trusts (on behalf of each Fund) has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation. Accordingly, each Fund is not subject to registration or regulation as a CPO.

Private Purpose Bonds
     The Code limits the amount of new “private purpose” bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. “Private purpose” bonds are issues whose proceeds are used to finance certain non-government activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The tax-exempt status of certain bonds also depends on the issuer’s compliance with specific requirements after the bonds are issued.

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     Each Fund intends to seek to achieve a high level of tax-exempt income. However, if a Fund invests in newly-issued private purpose bonds, a portion of that Fund’s distributions would be subject to the federal alternative minimum tax. Minnesota High-Yield Fund may invest up to 100% and each of the other Funds may invest up to 20% of its assets in bonds the income from which is subject to the federal alternative minimum tax.

Repurchase Agreements
     The Funds may invest in repurchase agreements. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser’s holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of 102% of the repurchase price, including the portion representing a Fund’s yield under such agreements which is monitored on a daily basis.

     The Funds’ custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the obligor under the agreement will promptly furnish additional collateral to the Funds’ custodian (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

      The funds in the Delaware Investments® family (each a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”) have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Reverse Repurchase Agreements
     Certain Funds (Tax-Free California Fund, Tax-Free Idaho Fund, Minnesota High-Yield Fund and Tax-Free New York Fund) may engage in “reverse repurchase agreements” with banks and securities dealers with respect to not more than 10% of the Fund’s total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, cash or liquid having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Funds do not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Funds believe the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Manager believes that the limited use of leverage may facilitate the Funds’ ability to provide current income without adversely affecting the Funds’ ability to preserve capital.

Taxable Obligations
     The Funds may invest to a limited extent in obligations and instruments, the interest on which is includable in gross income for purposes of federal and state income (or property) taxation.

     The Funds also may invest in certificates of deposit, bankers’ acceptances and other time deposits. Certificates of deposit are certificates representing the obligation of a bank to repay the Funds deposited (plus interest thereon) at a time certain after the deposit. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. With respect to Tax-Free Colorado Fund, investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars.

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U.S. Government Obligations
     The Funds may invest in securities issued or guaranteed by the U. S. government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Funds will invest in such securities only when the Manager is satisfied that the credit risk with respect to the issuer is minimal.

Zero Coupon Bonds and Pay-in-Kind Bonds
     The Funds may invest in zero-coupon and payment-in-kind Tax Exempt Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. Each Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a Fund receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

Pending Case Regarding Tax-Exempt Securities
     The U.S. Supreme Court recently heard oral arguments in Davis v. Dept. of Revenue, the outcome of which could have a important consequences generally for all municipal bond mutual funds, and single-state municipal bond mutual funds in particular (“Single-State Municipal Bond Funds”), including the Funds. In Davis, two Kentucky residents who paid Kentucky income tax on the interest they earned on out-of-state municipal bonds brought suit against the state’s Department of Revenue, claiming that the state’s tax law illegally burdened interstate commerce. In early 2006, a Kentucky Appellate Court agreed that the state’s law was unconstitutional. The Kentucky Supreme Court declined to review the decision, but the U.S. Supreme Court granted certiorari.

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     The U.S. Supreme Court may reverse the decision of the Kentucky Appeals Court, in which case there should be no impact in the operation of municipal bond mutual funds (including the Funds). If it affirms the decision of the Kentucky court, however, Kentucky (and possibly all other states) may be required to give equal treatment to all municipal obligations. In that event, state legislatures will be required to assess their current tax policies that give preferential tax treatment to in-state municipal obligations, and will likely be required to enact new legislation that will either exempt from taxation all interest on in-state and out-of-state municipal obligations or else tax all of the interest earned on these obligations. Such a change could affect the tax status of all distributions from Single State Municipal Bond Funds for state tax purposes and could negatively affect the value of securities held by all municipal bond mutual funds and, therefore, the value of municipal bond mutual funds’ shares. In addition, any changes to the state taxation of exempt-interest dividends for personal income tax purposes may or may not affect corporate shareholders in a similar manner and the taxation of such exempt-interest dividends to corporate shareholders for state tax purposes could be substantially different than the taxation of such dividends to individual shareholders.

     The U.S. Supreme Court may also remand Davis to the Kentucky Supreme Court or Appellate Court for further proceedings consistent with its ruling, in which event the outcome and impact of its decision will not be known until these proceedings are complete. No matter what the U.S. Supreme Court decides in Davis, exempt-interest dividends paid by municipal bond mutual funds are expected to continue to be exempt from regular federal income tax.

18

INSURANCE

     The Manager anticipates that substantially all of the insured Municipal Obligations in the Funds’ investment portfolios will be covered by either Primary Insurance or Secondary Market Insurance. Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Portfolio Insurance, if any, would be paid from a Fund’s assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

     Because Portfolio Insurance coverage terminates upon the sale of an insured security from a Fund’s portfolio, such insurance does not have an effect on the resale value of the security. Therefore, unless a Fund elects to purchase Secondary Market Insurance with respect to such securities or such securities are already covered by Primary Insurance, it generally will retain any such securities insured by Portfolio Insurance which are in default or in significant risk of default, and will place a value on the insurance equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default.

     The Funds are permitted to obtain Portfolio Insurance from insurers that have obtained a claims-paying ability rating of “AAA” from S&P or Fitch or “Aaa” (or a short-term rating of “MIG-1”) from Moody’s, or including AMBAC Indemnity Corporation (“AMBAC”), Municipal Bond Investors Assurance Corporation (“MBIA”), Financial Guaranty Insurance Company (“FGIC”), Financial Security Assurance, Inc. (“FSA”), Assured Guaranty, XL Capital Assurance, Inc. (“XLCA”) and CIFG.

     A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch Insurer Financial Strength (“IFS”) rating provides an assessment of the financial strength of an insurance company and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. Insurers that are assigned a AAA IFS rating by Fitch are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors are expected to be extremely small.

     An insurance claims-paying ability rating by Moody’s, S&P, or Fitch does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

     The assignment of ratings by Moody’s, S&P, or Fitch to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

     As of the date of this Part B, each of AMBAC, MBIA, FGIC, FSA, XLCA, and CIFG has insurance claims-paying ability ratings of Aaa from Moody’s, AAA from S&P, and AAA from Fitch.

     AMBAC has received a letter ruling from the Internal Revenue Service which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Funds, under policy provisions substantially identical to those contained in its municipal bond insurance policy, will be excludable from federal gross income under Section 103(a) of the Code.

19

     None of AMBAC, MBIA, FGIC, FSA, Assured Guaranty, XLCA, or CIFG or any associate thereof, has any material business relationship, direct or indirect, with the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. A list of each Fund’s portfolio holdings monthly, with a 30 day lag, is posted on the Funds’ Web site, www.delawareinvestments.com. In addition, on a 10 day lag, we also make available a month-end summary listing of the number of each Fund’s securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the Web site by calling 800 523-1918.

     Other entities, including institutional investors and intermediaries that distribute the Funds’ shares, are generally treated similarly and are not provided with the Funds’ portfolio holdings in advance of when they are generally available to the public.

     Third-party service providers and affiliated persons of the Funds are provided with the Funds’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive non-public portfolio holdings information on an ongoing basis are: the Manager’s affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer and the Funds’ proxy voting service (Institutional Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party rating and ranking organizations and consultants who have signed agreements (“Non-Disclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30 day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds’ portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

     To protect the shareholders’ interest and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds’ Chief Compliance Officer prior to such use.

     Each Trust’s Board will be notified of any substantial change to the foregoing procedures. Each Board also receives an annual report from the Funds’ Chief Compliance Officer which, among other things, addresses the operation of the Funds’ procedures concerning the disclosure of portfolio holdings information.

20

MANAGEMENT OF THE TRUSTS

Officers and Trustees
     The business and affairs of the Trusts are managed under the direction of their Boards of Trustees. Certain officers and Trustees of the Trusts hold identical positions in each of the other Delaware Investments® Funds. As of December 5, 2007, the Trusts’ officers and Trustees owned less than 1% of the outstanding shares of each Class of each Fund. The Trusts’ Trustees and principal officers are noted below along with their ages and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death or removal.

Number of
				Portfolios in Fund	Other
				Complex Overseen	Directorships
Name, Address and	Position(s) Held	Length of Time	Principal Occupation(s) During	by Trustee or	Held by Trustee
Birthdate	with the Trusts	Served	Past 5 Years	Officer	or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has served	84	Director —
2005 Market Street	President, Chief	Trustee since	in various executive		Kaydon Corporation
Philadelphia, PA 19103	Executive	August 16, 2006	capacities at different times
	Officer, and		at Delaware Investments.[2]
April 14, 1963	Trustee	President and
Chief Executive
Officer since
August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr
Philadelphia, PA 19103					Bank Corp. (BMTC)
			Investment Manager—		(April 2007 –
October 4, 1947			Morgan Stanley & Co.		Present)
(January 1984 – March
2004)
John A. Fry	Trustee	Since	President—	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA 19103			(June 2002 – Present)		Systems

May 28, 1960			Executive Vice President—		Director —
			University of Pennsylvania		Allied Barton
			(April 1995 – June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing	84	None
2005 Market Street		April 1990	Director —
Philadelphia, PA 19103			Anthony Knerr & Associates
(Strategic Consulting)
December 7, 1938			(1990 – Present)

Lucinda S. Landreth	Trustee	Since	Chief Investment Officer—	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA 19103			(Insurance)
(2002 – 2004)
June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee
Philadelphia, PA 19103			(Financial Planning)		Chairperson —
			(1983 – Present)		Andy Warhol
November 1, 1940					Foundation

Director and Audit
Committee Chair —
Systemax Inc.

21

Number of
Portfolios in Fund
				Complex Overseen	Other Directorships
Name, Address and	Position(s) Held	Length of Time	Principal Occupation(s)	by Trustee or	Held by Trustee/
Birthdate	with the Trusts	Served	During Past 5 Years	Officer	Director or Officer
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA 19103			MLM Partners, Inc.
			(Small Business Investing		Director and Audit
February 25, 1936			and Consulting)		Committee Chair —
			(January 1993 – Present)		Digital River, Inc.

Director and Audit
Committee Member
—
Rimage Corporation

Director —
Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006 – Present)
Philadelphia, PA 19103
Vice President —
July 31, 1948			Mergers & Acquisitions
(January 2003
– January 2006),
and Vice President
(July 1995 – January 2003)
3M Corporation

Ms. Yeomans has held
various management
positions at 3M Corporation
since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member
Philadelphia, PA 19103			(Risk Management)		—
			(May 1999 – Present)		Investor Analytics
July 3, 1940
			Founder —		Director and Audit
			Sutton Asset Management		Committee Member
			(Hedge Fund)		—
			(September 1996 – Present)		Oxigene, Inc.

22

Number of
Portfolios in
Fund
Complex
				Overseen by	Other Directorships
Name, Address and	Position(s) Held	Length of	Principal Occupation(s) During	Trustee or	Held by Trustee/
Birthdate	with the Trusts	Time Served	Past 5 Years	Officer	Director or Officer
Officers
David F. Connor	Vice President,	Vice President	David F. Connor has served	84	None[4]
2005 Market Street	Deputy General	since	as Vice President and
Philadelphia, PA 19103	Counsel, and	September	Deputy General Counsel at
	Secretary	2000 and	Delaware Investments since
December 2, 1963		Secretary since	2000.
October 2005
David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor has	84	None[4]
2005 Market Street	President,	President,	served in various executive
Philadelphia, PA 19103	General Counsel,	General	and legal capacities at
	and Chief Legal	Counsel, and	different times at Delaware
February 21, 1966	Officer	Chief Legal	Investments.
Officer since
October 2005
Richard Salus	Senior Vice	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	President	Officer since	various executive capacities
Philadelphia, PA 19103	and	November	at different times at
	Chief Financial	2006	Delaware Investments.
October 4, 1963	Officer
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has	84	None[4]
2005 Market Street	and Treasurer	Since	served in various capacities
Philadelphia, PA 19103		October 25,	at different times at
		2007	Delaware Investments
October 26, 1972
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of Funds’ investment manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment manager, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 to 1997.
[4] Messrs. David F. Connor, David P. O’Connor, Richard Salus and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Trust.

      The following is additional information regarding investment professionals affiliated with the Trusts.

Name, Address and			Principal Occupation(s) During
Birthdate	Position(s) Held with the Funds	Length of Time Served	Past 5 Years
Joseph R. Baxter	Senior Vice President, Senior	7 Years	During the past five years, Mr.
2005 Market Street	Portfolio Manager, and Head of		Baxter has served in various
Philadelphia, PA 19103	Municipal Bond Investments		capacities at different times at
Delaware Investments.
July 31, 1958
Robert F. Collins	Senior Vice President and Senior	2 Years	Prior to June 25, 2004, Mr. Collins
2005 Market Street	Portfolio Manager		had served in various capacities as
Philadelphia, PA 19103			a Vice President, Director of
Portfolio Management of the
May 26, 1956			Municipal Investment Group at
PNC Advisors.
Stephen J. Czepiel	Senior Vice President, Portfolio	Less than 1 year	Mr. Czepiel has served in various
2005 Market Street	Manager, and Senior Municipal		capacities at different times at
Philadelphia, PA 19103	Bond Trader – Head of Municipal		Delaware Investments.
Bond Trading
October 18, 1957

23

     The following table shows each Trustee’s ownership of shares of the Trust and of all Delaware Investments® Funds as of December 31, 2006.

Aggregate Dollar Range of Equity Securities in
	Dollar Range of Equity	All Registered Investment Companies Overseen
Name	Securities in the Funds	by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None	Over $100,000
Independent Trustees
Thomas L. Bennett	None	None
John A. Fry[1]	None	Over $100,000
Anthony D. Knerr	None	$10,001 - $50,000
Lucinda S. Landreth	None	$50,001 - $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	None	$10,001 - $50,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	$10,001-$50,000

1 As of December 31, 2006, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no shares of the Funds outside of the Plan as of December 31, 2006.

     The following table sets forth the compensation received by each of the Trustees from the Trusts and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee or Director for the fiscal year ended August 31, 2007. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Delaware Investments® Funds. The following table provides, in addition, information on the retirement benefits accrued on behalf of those Trustees eligible to receive such benefits under the Delaware Investments® Retirement Plan for Trustees/Directors (the “Retirement Plan”). The Retirement Plan was recently terminated as more fully described below.

24

			Total Compensation
			from the Investment
	Aggregate	Retirement Benefits	Companies in the
	Compensation from	Accrued as Part of	Delaware Investments®
Trustee	the Trusts	Fund Expenses[1]	Complex[2]
Thomas L. Bennett	$9,595	None	$173,288
John A. Fry	$9,276	$7,216	$167,200
Anthony D. Knerr	$8,211	$32,890	$148,200
Lucinda S. Landreth	$9,121	None	$164,700
Ann R. Leven	$12,047	$30,458	$217,200
Thomas F. Madison	$9,313	$32,724	$168,000
Janet L. Yeomans	$8,729	$14,042	$158,000
J. Richard Zecher	$8,873	None	$160,500

[1] Figures reflect amounts already accrued under the Retirement Plan and additional amounts accrued to effect the termination of the Retirement Plan for the Delaware Investments® Funds that are series of the Trusts as of November 30, 2006. The Manager has agreed to absorb a minimum of $500,000 through certain additional waivers and/or reimbursements for those Delaware Investments® Funds within the Fund Complex that are subject to expense limitations.
[2] Effective December 1, 2006, each Independent Trustee/Director will receive an annual retainer fee of $84,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware Investments® family, plus $5,000 per day for attending each Board Meeting held on behalf of all investment companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairpersons of the Audit, Investments, and Nominating and Corporate Governance Committees each receive an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $35,000. These amounts do not include payments related to the termination of the Retirement Plan.

      Until the Retirement Plan’s termination as described below, each Independent Trustee who, at the time of his or her retirement from the Board, having attained the age of 70 and served on the Board for at least five continuous years, was entitled to receive payments from each investment company in the Delaware Investments® family for which he or she had served as Trustee/Director. These payments were to be made for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person’s life. The amount of such payments would have been equal, on an annual basis, to the amount of the annual retainer paid to Trustees/Directors of each investment company at the time of such person’s retirement.

      The table below sets forth the estimated annual retirement benefit that would have been payable under the Retirement Plan at specified compensation levels and years of service. Trustees credited with years of service through December 31, 2006 are: Mr. Knerr (17 years), Ms. Leven (17 years), Mr. Madison (13 years), Ms. Yeomans (8 years), and Mr. Fry (6 years). During the fiscal year ended December 31, 2006, two former Trustees of the Trust were receiving yearly benefits under the Retirement Plan: Mr. Walter P. Babich ($70,000) and Mr. Charles E. Peck ($50,000).

 25

	Years of Service
Amount of Annual
Retainer Paid in Last	0-4 Years	5 Years or More
Year of Service
$50,000[1]	$0	$50,000
$70,000[2]	$0	$70,000
$80,000[3]	$0	$80,000

[1] Reflects final annual retainer for Charles E. Peck, a retired trustee.
[2] Reflects final annual retainer for Walter P. Babich, a retired trustee.
[3] Reflects annual retainer at the time of termination of the Retirement Plan for Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and John A. Fry.

     The Board of Trustees/Directors of the Delaware Investments® Funds voted to terminate the Delaware Investments® Retirement Plan for Trustees/Directors, effective November 30, 2006. As a result of the termination of the Retirement Plan, no further benefits will accrue to any current or future directors and a one-time payment of benefits earned under the Retirement Plan will be paid to eligible Trustees/Directors. The amount of the payment made on January 31, 2007 represents the benefits to which the current Trustee/Director is entitled under the terms of the Retirement Plan. The calculation of such amount is based on: (1) the annual retainer amount as of the date of termination ($80,000), (2) each Trustee/Director’s years of service as of the date of termination (listed above), and (3) the actuarially determined life expectancy of each Trustee/Director. The payments thus calculated are discounted to present value.

     The net present value of the benefits accrued under the plan to which each such Independent Trustee/Director is entitled was calculated by a licensed/certified actuary and then reviewed and approved by the Delaware Investments® Funds’ Independent Directors who had no benefits vested under the Plan. The amounts being paid in 2007 are as follows: Anthony D. Knerr ($702,373), Ann R. Leven ($648,635), Thomas F. Madison ($696,407), Janet L. Yeomans ($300,978), and John A. Fry ($155,030).

The Boards have the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trusts. It also oversees the quality and objectivity of the Trusts’ financial statements and the independent audit thereof, and acts as a liaison between the Trusts’ independent registered public accounting firm and the each Board. The Trusts’ Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Janet L. Yeomans, Thomas L. Bennett, and J. Richard Zecher. The Audit Committee held six meetings during the Trust's last fiscal year.

     Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies, and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The Nominating Committee will consider shareholder recommendations for nomination to the Boards only in the event there is a vacancy on the Boards. Shareholders who wish to submit recommendations for nominations to the Boards to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations will be kept on file for consideration when there is a vacancy on the Boards. The Committee consists of the following four Independent Trustees: John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann Leven (ex-officio). The Nominating Committee held six meetings during the Trusts' last fiscal year.

     Independent Trustee Committee: This committee develops and recommends to the Boards a set of corporate governance principles and oversees the evaluation of the Boards, their committees, and their activities. The Committee is comprised of all of the Trusts’ Independent Trustees. The Independent Trustee Committee held four meetings during the Trusts’ last fiscal year.

26

     Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Boards at their request in its oversight of the investment advisory services provided to the Funds by the Manager as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend what action the full Boards and the Independent Directors/Trustees take regarding the approval of all such proposed arrangements; and (iii) review from time to time reports supplied by the Manager regarding investment performance and expenses and suggest changes to such reports. The Investments Committee consists of the following four Independent Trustees: Thomas L. Bennett, Chairman; Lucinda S. Landreth; Janet L. Yeomans; and J. Richard Zecher. The Investments Committee was established on October 25, 2006. The Investments Committee held six meetings during the Trust’s last fiscal year.

Code of Ethics
     The Trusts, the Manager, the Distributor and Lincoln Financial Distributors, Inc. (the Funds’ financial intermediary wholesaler) have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     Each Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”),which is responsible for overseeing the Manager’s proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

     In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Funds and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for a Fund, ISS will create a record of the vote. Information, if any, regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (i) through the Funds’ Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

     The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Funds.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the Trusts have delegated proxy voting to the Manager, the Trusts are not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

27

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
     The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Funds, subject to the supervision and direction of each Trust’s Board of Trustees. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time azs investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers and employees who are affiliated with both the Manager and the Trusts.

     As of September 30, 2007, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $167 billion in assets in various institutional or separately managed, investment company and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMH”). DMH is a subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”). Lincoln, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

     The Investment Management Agreement for each Fund is dated and was approved by shareholders as follows:

Fund	Agreement Date	Approved by Shareholders
Tax-Free Arizona Fund	November 1, 1999	November 1, 1999
Tax-Free California Fund	November 1, 1999	November 1, 1999
Tax-Free Colorado Fund	November 1, 1999	November 1, 1999
Tax-Free Idaho Fund	November 1, 1999	November 1, 1999
Tax-Free Minnesota Fund	November 1, 1999	November 1, 1999
Tax-Free Minnesota Intermediate Fund	November 1, 1999	November 1, 1999
Minnesota High-Yield Fund	April 1, 1999	March 17, 1999
Tax-Free New York Fund	November 1, 1999	November 1, 1999

     Each Investment Management Agreement has or had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the respective Board of Trustees or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the respective Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the respective Trust or by the Manager. Each Investment Management Agreement will terminate automatically in the event of its assignment.

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     Under each Fund’s Investment Management Agreement, each Fund pays the Manager a monthly investment advisory fee equivalent on an annual basis, to the rates set forth below.

Fund		As a percentage of average daily net assets
Tax-Free Arizona Fund		0.50% on the first $500 million;
Tax-Free Minnesota Intermediate		0.475% on the next $500 million;
Fund		0.45% on the next $1.5 billion;
0.425% on assets in excess of $2.5 billion
Tax-Free California Fund	Tax-Free Minnesota Fund	0.55% on the first $500 million;
Tax-Free Colorado Fund	Tax-Free New York Fund	0.50% on the next $500 million;
Tax-Free Idaho Fund	Minnesota High-Yield Fund	0.45% on the next $1.5 billion;
0.425% on assets in excess of $2.5 billion

     During the past three fiscal years, the Funds paid the following investment management fees:

	Investment Advisory	Investment Advisory	Fees Waived and
	Fees Incurred	Fees Paid	Expenses Paid
Tax-Free Arizona Fund
9/1/06-8/31/07	$757,507	$524,165	$233,342
9/1/05-8/31/06	$788,048	$557,200	$230,848
9/1/04-8/31/05	$740,634	$576,427	$164,207
Tax-Free California Fund
9/1/06-8/31/07	$586,688	$502,419	$84,269
9/1/05-8/31/06	$525,902	$436,078	$89,824
9/1/04-8/31/05	$333,974	$198,615	$135,359
Tax-Free Colorado Fund
9/1/06-8/31/07	$1,508,241	$1,458,318	$49,923
9/1/05-8/31/06	$1,544,986	$1,515,209	$29,777
9/1/04-8/31/05	$1,616,498	$1,604,064	$12,434
Tax-Free Idaho Fund
9/1/06-8/31/07	$463,237	$365,297	$97,940
9/1/05-8/31/06	$476,499	$369,235	$107,264
9/1/04-8/31/05	$465,268	$377,761	$87,507
Tax-Free Minnesota Fund
9/1/06-8/31/07	$2,682,230	$2,584,588	$97,642
9/1/05-8/31/06	$2,190,839	$2,175,371	$15,468
9/1/04-8/31/05	$2,102,998	$2,055,132	$47,866
Tax-Free Minnesota Intermediate Fund
9/1/06-8/31/07	$274,058	$198,690	$75,368
9/1/05-8/31/06	$285,389	$215,476	$69,913
9/1/04-8/31/05	$326,565	$288,088	$38,477
Minnesota High-Yield Fund
9/1/06-8/31/07	$748,983	$616,681	$132,302
9/1/05-8/31/06	$555,094	$446,545	$108,549
9/1/04-8/31/05	$411,908	$340,538	$71,370
Tax-Free New York Fund
9/1/06-8/31/07	$103,447	$44,835	$58,612
9/1/05-8/31/06	$97,031	$20,137	$76,894
9/1/04-8/31/05	$92,384	$14,969	$77,415

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     Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, the Funds are responsible for all of their own expenses. Among others, such expenses include the Funds’ proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
     The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Trust’s shares under a Distribution Agreement dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMH, and, therefore, of Lincoln. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trusts. The Distributor also serves as national distributor for the other Delaware Investments® Funds. The Boards annually reviews fees paid to the Distributor.

     During the Funds’ last three fiscal years, the Distributor received net commissions from each Fund on behalf of their respective Class A Shares, after re-allowances to dealers, as follows:

				Underwriting Commissions
	Total Underwriting Commissions			Retained by Underwriter
	Fiscal year ended 8/31			Fiscal year ended 8/31
Fund	2007	2006	2005	2007	2006	2005
Tax-Free Arizona Fund	$124,362	$154,477	$176,588	$20,029	$23,782	$25,278
Tax-Free California Fund	$118,719	$159,688	$188,116	$17,559	$23,707	$27,000
Tax-Free Colorado Fund	$194,505	$195,843	$206,829	$26,578	$29,163	$29,656
Tax-Free Idaho Fund	$171,130	$130,798	$217,332	$25,923	$17,690	$31,094
Tax-Free Minnesota Fund	$421,871	$448,563	$403,224	$63,062	$65,336	$49,430
Tax-Free Minnesota Intermediate Fund	$44,460	$34,022	$57,990	$8,408	$4,745	$10,132
Minnesota High-Yield Fund	$456,735	$508,418	$390,418	$65,056	$70,869	$57,908
Tax-Free New York Fund	$50,271	$44,614	$34,648	$7,927	$5,568	$4,682

     During the Funds’ last three fiscal years, the Distributor received, in the aggregate, Limited CDSC payments with respect to Class A Shares of the Funds as follows:

Limited CDSC Payments
Class A Shares
	Fiscal year ended 8/31
Fund	2007	2006	2005
Tax-Free Arizona Fund	$47	$254	---
Tax-Free California Fund	$45,723	$115	---
Tax-Free Colorado Fund	---	---	---
Tax-Free Idaho Fund	---	$10,600	---
Tax-Free Minnesota Fund	$16,440	$637	---
Tax-Free Minnesota Intermediate Fund	–	$5,522	---
Minnesota High-Yield Fund	$2,753	$9,896	---
Tax-Free New York Fund	---	---	---

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     During the Funds’ last three fiscal years, the Distributor received, in the aggregate, CDSC payments with respect to Class B Shares of each Fund as follows:

CDSC Payments
Class B Shares
	Fiscal year ended 8/31
Fund	2007	2006	2005
Tax-Free Arizona Fund	$19,365	$13,849	$23,885
Tax-Free California Fund	$22,736	$15,636	$38,613
Tax-Free Colorado Fund	$3,964	$5,460	$10,372
Tax-Free Idaho Fund	$11,042	$15,695	$16,212
Tax-Free Minnesota Fund	$12,965	$7,493	$14,895
Tax-Free Minnesota Intermediate Fund	$220	$1,866	$2,206
Minnesota High-Yield Fund	$9,865	$11,279	$14,176
Tax-Free New York Fund	$2,143	1,204	$7,044

     During the Funds’ last three fiscal years, the Distributor received, in the aggregate, CDSC payments with respect to Class C Shares of each Fund as follows:

CDSC Payments
Class C Shares
	Fiscal year ended 8/31
Fund	2007	2006	2005
Tax-Free Arizona Fund	$398	$495	$860
Tax-Free California Fund	$103	$985	$2,579
Tax-Free Colorado Fund	$657	$1,241	$19
Tax-Free Idaho Fund	$53	$1,827	$4,965
Tax-Free Minnesota Fund	$1,133	$6,806	$1,070
Tax-Free Minnesota Intermediate Fund	$615	$1,172	$573
Minnesota High-Yield Fund	$7,561	$8,077	$1,121
Tax-Free New York Fund	$87	$130	$74

     Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of the Manager, serves as the Funds’ financial intermediary wholesaler pursuant to a Third Amended and Restated Financial Intermediary Distribution Agreement the “Financial Intermediary Agreement” with the Distributor as of January 1, 2007. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors, and other financial intermediaries collectively, “Financial Intermediaries”. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The Distributor pays LFD for the actual expenses incurred by LFD in performing its duties under the Financial Intermediary Agreement as determined by the Distributor’s monthly review of information retrieved from Lincoln Financial Group’s applicable expense management system. Based on this review, the Distributor may request that LFD provide additional information describing its expenses in detail reasonably acceptable to the Distributor. The fees associated with LFD’s services to the Fund are borne exclusively by the Distributor and not by the Funds.

Transfer Agent
     Delaware Service Company, Inc., an affiliate of the Manage, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Funds’ shareholder servicing, dividend disbursing and transfer agent (the “Transfer Agent”) pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer Agent is an indirect subsidiary of DMH and, therefore, of Lincoln. The Transfer Agent also acts as shareholder servicing, dividend disbursing and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $27.00 for each open and $10 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

     These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

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     Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

     DST Systems, Inc. provides sub-transfer agency services for the Funds. In connection with these services, DST administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants
     Effective October 1, 2007, Mellon Bank, N.A. (“Mellon”), One Mellon Center, Pittsburgh PA 15258, provides fund accounting and financial administration services to each Fund. Those services include performing functions related to calculating each Fund’s NAV and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, each Fund pays Mellon Bank, N.A. an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, Delaware Service Company, Inc. (“DSC”) provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, each Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to Mellon and DSC under the service agreements described above will be allocated among all Delaware Investments® Funds on a relative NAV basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to the Delaware Investments® Funds at an annual rate of 0.04% of each such Fund’s average daily net assets.

Custodian
     Mellon also serves as the custodian of the Funds’ securities and cash. As custodian for each Fund, Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities. Mellon also serves as the Funds’ custodian for their investments in foreign securities.

Legal Counsel
      Stradley Ronon Stevens & Young, LLP serves as the Funds’ legal counsel.

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PORTFOLIO MANAGERS

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of August 31, 2007.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-Based	with Performance-Based
Name	Accounts	Managed	Fees	Fees
Joseph R. Baxter
Registered Investment
Companies	21	$4.3 billion	--	--
Other Pooled Investment
Vehicles	--	--	--	--
Other Accounts	29	$1.0 billion	--	--
Robert F. Collins
Registered Investment
Companies	21	$4.3 billion	--	--
Other Pooled Investment
Vehicles	--	--	--	--
Other Accounts	36	$1.0 billion	--	--
Stephen J. Czepiel
Registered Investment
Companies	21	$4.3 billion	--	--
Other Pooled Investment
Vehicles	0	$0	--	--
Other Accounts	25	$1.0 billion	--	--

Description of Material Conflicts of Interest
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or a Fund. Additionally, the management of multiple funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
      Each portfolio’s manager’s compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

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     Bonus. Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 80% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according to the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 20% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective and objective factors, as determined by senior management.

     Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln. Delaware Investments U.S., Inc., is an indirect subsidiary of DMH and, therefore, of Lincoln.

     The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in its growth. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of August 31, 2007, the Funds’ portfolio managers did not own shares of any Fund.

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TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Trades generally are made on a net basis where a Fund either buys or sells the securities directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged but there is a spread (the difference between the ask and bid price) which is the equivalent of a commission.

     During the fiscal years ended August 31, 2005, 2006 and 2007, no brokerage commissions were paid by the Funds.

     The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

     As provided in the Securities Exchange Act of 1934, as amended, and the Funds’ Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute, in some part, brokerage and research services used by the Manager in connection with its investment decision-making process and constitute, in some part, services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to each Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     During the fiscal year ended August 31, 2007, the Funds did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.

     As of August 31, 2006, the Funds did not hold any securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.

35

     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and each Trust’s Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with the Financial Industry Regulatory Authority (“FINRA”), and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

CAPITAL STRUCTURE

Capitalization
     Each Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value allocated to each Class of each Fund. All shares are, when issued in accordance with each Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid and non-assessable. Shares do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of such Fund. As a general matter, shareholders of Fund Classes may vote only on matters affecting their respective Class, including the Fund Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. However, each Fund’s Class B Shares may vote on any proposal to increase materially the fees to be paid by such Fund under the Rule 12b-1 Plan relating to its Class A Shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Fund Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

Non-cumulative Voting
     Each Trust’s shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of such Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

     As of May 31, 2007, the Funds ceased to permit new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B® Shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B Shares may continue to hold their Class B Shares, reinvest dividends into Class B Shares, and exchange their Class B Shares of one Delaware Investments® Fund for Class B Shares of another Delaware Investments Fund, as permitted by existing exchange privileges.

     For Class B Shares outstanding as of May 31, 2007 and Class B Shares acquired upon reinvestment of dividends or capital gains, all Class B Share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

     As of May 31, 2007, the 12-month reinvestment privilege described in the Section entitled "Purchasing Shares - 12-Month Reinvestment Privilege" will no longer apply to Class B Shares.

36

General Information
     Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the applicable Trust. Each Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if in the opinion of management such rejection is in a Fund’s best interest. The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, Trustees and employees of any Delaware Investments® Fund, the Manager or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See “Investment Plans” for purchase limitations applicable to retirement plans. The Trust will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a contingent deferred sales charge (“CDSC”).

     Selling dealers have the responsibility of transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in such Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Funds. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     Each Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     Selling dealers are responsible for transmitting orders promptly. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

37

     Each Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account. Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

     FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

     Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A Shares of the Funds. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds. No charge is assessed by a Trust for any certificate issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the applicable Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, Class B and Class C Shares
     The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A Shares of each Fund, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in each Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately 8 years after purchase and, thereafter, be subject to annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

     The higher Rule 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual Rule 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Fund Classes” below.

     Dividends, if any, paid on Class A Shares, Class B and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of Rule 12b-1 Plan expenses relating to the Fund Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” below.

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     Class A Shares: Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes’ Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intent signed by the purchaser. See “Special Purchase Features – Class A Shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments® Funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer’s Commission
     As described in the Fund Classes’ Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

     In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A Shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a Letter of Intent or pursuant to an investor’s Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

     An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Deferred Sales Charge Alternative - Class B Shares
     Class B Shares would have been purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment was invested in Fund shares. The Distributor previously had compensated compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4.00% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, CDSC.

     Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees make it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See “Redemption and Exchange” below.

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Automatic Conversion of Class B Shares
     Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a “Conversion Date”). A business day is any day that the New York Stock Exchange (“NYSE”) is open for business (“Business Day”). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor’s Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor’s Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert to Class A Shares.

     Class B Shares of a Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that Fund (or, in the case of Delaware Cash Reserve, the Consultant Class) pro-rata with Class B Shares of the Fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. Shareholders should consult with their tax advisors regarding the state and local tax consequences of the conversion of Class B shares into Class A shares, or any other conversion or exchange of shares.

Level Sales Charge Alternative - Class C Shares
     Class C Shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See “Redemption and Exchange” below.

Plans Under Rule 12b-1
     Pursuant to Rule 12b-1 under the 1940 Act, each Trust has adopted a plan for each of the Fund Classes (the “Plans”). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies.

     The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Fund Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to brokers, dealers, and others. In connection with the promotion of shares of the Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning the Fund Classes and increase sales of the Fund Classes. In addition, each Fund may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Fund Class shares or provide services in respect of a Class, pursuant to service agreements with a Trust. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

40

     The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Fund Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

     In addition, each Fund may make payments out of the assets of the Fund Classes’ Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares, or provide services to, such classes.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Fund Classes would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans and the Distribution Agreements, as amended, have all been approved by each Trust’s Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by each Trust’s Board of Trustees in the same manner as specified above.

     Each year, each Trust’s Board of Trustees must determine whether continuation of the Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Fund Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Fund Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, or by a majority vote of the relevant Fund Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class’ outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. With respect to the Funds’ Class A Plans, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Funds’ respective Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements. Persons authorized to make payments under the Plans must provide written reports at least quarterly to each Board of Trustees for their review.

41

     For the fiscal year ended August 31, 2007, Rule 12b-1 Plan reimbursements from the Tax-Free Arizona Fund’s Class A, Class B and Class C Shares were: $322,812; $148,545; and $78,444, respectively.

Tax Free Arizona Fund
	Class A	Class B	Class C
Advertising	--	--	--
Annual/Semiannual Reports	$1,234	$278	$4,005
Broker Trails	$295,417	$25,623	$59,900
Broker Sales Charges	--	$56,513	$2,673
Interest on Broker Sales Charges	--	$2,796	$4,863
Commissions to Wholesalers	--	--	--
Promotional-Other	$4,938	$769	$593
Prospectus Printing	$6,842	$1,251	$998
Wholesaler Expenses	$14,381	$61,315	$5,412
Total	$322,812	$148,545	$78,444

     The unreimbursed expenses incurred under the Plans and carried over for future use are $228,998 (0.18% of net assets as of August 31, 2007); $67,422 (0.54% of net assets as of August 31, 2007); and $85,458 (1.12% of net assets as of August 31, 2007), respectively, for Class A Shares, Class B Shares, and Class C Shares.

     For the fiscal year ended September 30, 2007, Rule 12b-1 Plan reimbursements from the Tax-Free California Fund’s Class A, Class B and Class C Shares were: $200,037; $124,135; and $136,636, respectively.

Tax-Free California Fund
	Class A	Class B	Class C
Advertising	$1,181	$722	--
Annual/Semiannual Reports	$7,154	$3,407	$853
Broker Trails	$187,485	$22,805	$92,716
Broker Sales Charges	--	$56,141	$20,592
Interest on Broker Sales Charges	--	$4,146	$3,189
Commissions to Wholesalers	--	$27,018	$16,446
Promotional-Other	--	$8,116	$1,552
Prospectus Printing	$4,217	$1,615	$1,015
Wholesaler Expenses	--	$165	--
Total	$200,037	$124,135	$136,636

     The unreimbursed expenses incurred under the Plans and carried over for future use are $663,280 (0.87% of net assets as of August 31, 2007); $139,580 (1.49% of net assets as of August 31, 2007); and $143,676 (1.07% of net assets as of August 31, 2007), respectively, for Class A Shares, Class B Shares, and Class C Shares.

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     For the fiscal year ended August 31, 2007, Rule 12b-1 Plan reimbursements from the Tax-Free Colorado Fund’s Class A, Class B, and Class C Shares were: $644,886; $66,599; and $101,599, respectively.

Tax-Free Colorado Fund
	Class A	Class B	Class C
Advertising	--	$664	--
Annual/Semiannual Reports	$1,975	$1,817	$489
Broker Trails	$552,399	$11,959	$71,203
Broker Sales Charges	--	$28,743	$15,165
Interest on Broker Sales Charges	--	$3,705	$2,641
Commissions to Wholesalers	--	$13,216	$10,857
Promotional-Other	$18,207	$5,171	$688
Prospectus Printing	$2,168	$1,324	$556
Wholesaler Expenses	$70,137	--	--
Total	$644,886	$66,599	$101,599

     The unreimbursed expenses incurred under the Plans and carried over for future use are $356,987 (0.14% of net assets as of August 31, 2007); $108,122 (2.03% of net assets as of August 31, 2007); and $114,795 (1.13% of net assets as of August 31, 2007), respectively, for Class A Shares, Class B Shares, and Class C Shares.

     For the fiscal year ended August 31, 2007, Rule 12b-1 Plan reimbursements from the Tax-Free Idaho Fund’s Class A, Class B and Class C were: $162,145; $73,454; and $124,287, respectively.

Tax-Free Idaho Fund
	Class A	Class B	Class C
Advertising	$1,892	--	--
Annual/Semiannual Reports	--	$1,079	$1,132
Broker Trails	$154,194	$12,980	$102,345
Broker Sales Charges	--	$25,886	$7,856
Interest on Broker Sales Charges	--	$36	$1,286
Commissions to Wholesalers	$651	$9,015	$9,293
Promotional-Other	$2	$2,991	$1,593
Prospectus Printing	$5,310	$937	$740
Wholesaler Expenses	$96	$20,530	$42
Total	$162,145	$73,454	$124,287

     The unreimbursed expenses incurred under the Plans and carried over for future use are $776,362 (1.11% of net assets as of August 31, 2007); $68,251 (1.14% of net assets as of August 31, 2007); and $186,704 (1.62% of net assets as of August 31, 2007), respectively, for Class A Shares, Class B Shares, and Class C Shares.

43

     For the fiscal year ended September 30, 2007, Rule 12b-1 Plan reimbursements from the Tax-Free Minnesota Fund’s Class A, Class B and Class C Shares were: $1,148,972; $132,398; and $202,919, respectively.

Tax-Free Minnesota Fund
	Class A	Class B	Class C
Advertising	$196	$599	--
Annual/Semiannual Reports	$5,939	$1,541	$782
Broker Trails	$1,096,762	$18,880	$155,625
Broker Sales Charges	--	$40,586	$24,182
Interest on Broker Sales Charges	--	$8,467	$2,729
Commissions to Wholesalers	--	$10,552	$12,051
Promotional-Other	$19,242	$5,294	$1,872
Prospectus Printing	$16,395	$1,556	$731
Wholesaler Expenses	$10,438	$44,923	$4,947
Total	$1,148,972	$132,398	$202,919

     The unreimbursed expenses incurred under the Plans and carried over for future use are $2,096,093 (0.36% of net assets as of August 31, 2007); $79,309 (0.51% of net assets as of August 31, 2007); and $176,036 (0.66% of net assets as of August 31, 2007), respectively, for Class A Shares, Class B Shares, and Class C Shares.

     For the fiscal year ended August 31, 2007, Rule 12b-1 Plan reimbursements from the Tax-Free Minnesota Intermediate Fund’s Class A, Class B, and Class C Shares were: $71,955; $18,636; and $50,244, respectively.

Tax-Free Minnesota Intermediate Fund
	Class A	Class B	Class C
Advertising	$300	--	--
Annual/Semiannual Reports	$750	$318	$643
Broker Trails	$70,081	$2,763	$37,508
Broker Sales Charges	--	$5,963	$4,223
Interest on Broker Sales Charges	--	$531	$2,335
Commissions to Wholesalers	$355	--	$4,259
Promotional-Other	--	$296	$629
Prospectus Printing	$180	$478	$647
Wholesaler Expenses	$289	$442	--
Total	$71,955	$10,791	$50,244

     The amount of unreimbursed expenses incurred under the Plans and carried over for future use are $496,821 (1.02% of net assets as of August 31, 2007); $0 (0% of net assets as of August 31, 2007); and $82,298 (1.67% of net assets as of August 31, 2007), respectively, for Class A Shares, Class B Shares, and Class C Shares.

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     For the fiscal year ended September 30, 2007, Rule 12b-1 Plan reimbursements from the Minnesota High Yield Fund’s Class A, Class B and Class C Shares were: $254,636; $88,512; and $239,737, respectively.

Minnesota High Yield Fund
	Class A	Class B	Class C
Advertising	$1,186	$625	--
Annual/Semiannual Reports	--	$1,421	$1,284
Broker Trails	$252,562	$15,320	$149,418
Broker Sales Charges	--	$31,106	$53,574
Interest on Broker Sales Charges	--	$12,132	$3,237
Commissions to Wholesalers	$451	$19,595	$11,272
Promotional-Other	--	$7,011	$3,243
Prospectus Printing	$247	$1,252	$1,074
Wholesaler Expenses	$190	$50	$16,635
Total	$254,636	$88,512	$239,737

     The unreimbursed expenses incurred under the Plans and carried over for future use are $999,130 (0.91% of net assets as of August 31, 2007); $191,883 (2.62% of net assets as of August 31, 2007); and $254,517 (0.98% of net assets as of August 31, 2007), respectively, for Class A Shares, Class B Shares, and Class C Shares.

     For the fiscal year ended August 31, 2007, Rule 12b-1 Plan reimbursements from the Tax-Free New York Fund’s Class A, Class B, and Class C Shares were: $35,811; $25,132; and $19,240, respectively.

Tax-Free New York Fund
	Class A	Class B	Class C
Advertising	$500	--	--
Annual/Semiannual Reports	$1,033	$342	$538
Broker Trails	$29,217	$4,421	$8,259
Broker Sales Charges	--	$6,930	$6,529
Interest on Broker Sales Charges	--	$1,590	$1,679
Commissions to Wholesalers	$3,044	--	--
Promotional-Other	--	$201	$123
Prospectus Printing	$578	$380	$426
Wholesaler Expenses	$1,439	$11,268	$1,686
Total	$35,811	$25,132	$19,240

     The unreimbursed expenses incurred under the Plans and carried over for future use are $99,981 (0.67% of net assets as of August 31, 2007); $7,948 (0.37% of net assets as of August 31, 2007); and $34,693 (1.63% of net assets as of August 31, 2007), respectively, for Class A Shares, Class B Shares, and Class C Shares.

45

Other Payments to Dealers -- Class A Shares, Class B Shares and Class C Shares
     The Distributor, LFD, and their affiliates may pay compensation at their own expense and not as an expense of the Funds, to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services, marketing and educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Delaware Investments® Funds), the Funds’ advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

     A significant purpose of these payments is to increase sales of the Funds’ shares. The Funds’ Manager or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries.

Special Purchase Features -- Class A Shares
     Letter of Intent: The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or a Trust which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. The Funds do not accept retroactive letters of intention. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their Letter of Intent) of all their shares of the Funds and of any class of any of the other Delaware Investments® Funds previously purchased and still held as of the date of their Letter of Intent toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC or Limited CDSC. For purposes of satisfying an investor’s obligation under a Letter of Intent, Class B Shares and Class C Shares of the Funds and the corresponding classes of shares of other Delaware Investments® Funds which offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other Delaware Investments® Funds.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intent to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intent will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intent based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Funds and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

46

     Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments® Funds. In addition, if you are an investment advisory client of the Manager’s affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

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     Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares and Class C Shares, as well as shares of any other class of any of the other Delaware Investments® Funds which offer such classes (except shares of any Delaware Investments® Fund which do not carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Fund Classes’ Prospectuses to determine the applicability of the Right of Accumulation to their particular circumstances.

     12-Month Reinvestment Privilege: Holders of Class A Shares and Class B Shares of the Funds who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Investments® Funds. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemption as well as the automatic conversion into Class A Shares.

     A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

     Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

     Investors should consult their financial advisors or the Transfer Agent, which also serves as the Funds’ shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

INVESTMENT PLANS

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date. A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

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     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check to the specific Fund in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares and Class C Shares at NAV, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit or protect against depreciation in a declining market.

Reinvestment of Dividends in other Delaware Investments® Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Funds, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Subject to the following limitations, dividends and/or distributions from other Delaware Investments® Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

Investing by Exchange
     If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Funds. If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds’ Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept for investment in Class A Shares or Class C Shares, through an agent bank, pre-authorized government or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

     Automatic Investing Plan: Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

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     Payments to the Funds from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Funds may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Funds.

Direct Deposit Purchases by Mail
     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

MoneyLineSM On Demand
     You or your investment dealer may request purchases of Fund shares by phone using MoneyLineSM On Demand. When you authorize the Funds to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.

     It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
     Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders of the Fund Classes may elect to invest in one or more of the other Delaware Investments® Funds through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

     Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Fund Classes’ Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

     Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

Asset Planner
     The Funds previously offered the Asset Planner asset allocation service. This service is no longer offered for the Funds. Please call the Shareholder Service Center at 800-523-1918 if you have any questions regarding this service.

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DETERMINING OFFERING PRICE AND NET ASSET VALUE

     Orders for purchases and redemptions of Class A Shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent or certain other authorized persons. Orders for purchases and redemptions of Class B Shares and Class C Shares are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent or certain other authorized persons. See “Distributor” under “Investment Advisor and Other Service Providers” above. Selling dealers are responsible for transmitting orders promptly.

     The offering price for Class A Shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is normally 4 p.m., Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund’s total net assets, U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Non-exchange traded options are valued at fair value using a mathematical model. For all other securities and for securities whose closing prices are not readily available, we use methods approved by each Board that are designed to price securities at their fair market value.

     Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class’ percentage in that Fund represented by the value of shares of such Classes, while the Fund Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

General Information
     You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See the Funds’ Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

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     Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

     Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

     Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them are not reasonably practical, or they are not reasonably practical for the Funds fairly to value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

     The value of a Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

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     Certain redemptions of Class A Shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below. Class B and Class C Shares are subject to CDSCs as described under “Contingent Deferred Sales Charge - Class B Shares and Class C Shares” under “Purchasing Shares” above and in the Fund Classes’ Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

     Holders of Class B Shares or Class C Shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class B Shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B. In an exchange of Class B Shares, a Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to a Fund’s Class B Shares for a longer period of time than if the investment in New Shares were made directly.

     Holders of Class A Shares of the Funds may exchange all or part of their shares for shares of other Delaware Investments® Funds, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Funds or of any other Delaware Investments® Fund. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments® Fund. Similarly, holders of Class C Shares of the Funds are permitted to exchange all or part of their Class C Shares only into Class C Shares of any other Delaware Investments® Fund. Class B Shares of a Fund and Class C Shares of the Funds acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Funds. Holders of Class R Shares of the Funds are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments® Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such Fund.

     Permissible exchanges into Class A Shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

     Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

     The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

     Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips,” or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares. If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer. The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Funds also reserve the right to consider other trading patterns as market timing.

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     Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Small Accounts
     Before a Fund involuntarily redeems shares from an account that, under the circumstances noted in the Prospectus, has remained below the minimum amount described in the Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the required minimum and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

Written Redemption
     You can write to the Funds at P.O. Box 219656, Kansas City, MO 64121-9656 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued for Class A Shares. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
     You may also write to the Funds (at P.O. Box 219656, Kansas City, MO 64121-9656) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

     Telephone Redemption: Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

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     The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Funds will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone Redemption--Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone Redemption--Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check. You should authorize this service when you open your account. If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your pre-designated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your pre-designated bank account. Simply call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

     Telephone Exchange: The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLineSM On Demand
     You or your investment dealer may request redemptions of Fund Class shares by phone using MoneyLineSM On Demand. When you authorize the Funds to accept such requests from you or your investment dealer, funds will be deposited to your pre-designated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for MoneyLineSM On Demand transactions. For more information, see “MoneyLineSM On Demand” under “Investment Plans” above.

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Systematic Withdrawal Plans
     Shareholders of the Fund Classes who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

     Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Funds must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Fund Classes’ Prospectus for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

     Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the MoneyLineSM Direct Deposit Service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

     Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

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Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
     For purchases of $1,000,000, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A Shares being redeemed or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A Shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Funds or Class A Shares acquired in the exchange.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
     Please see the Fund Classes’ Prospectus for instances in which the Limited CDSC applicable to Class A Shares and the CDSCs applicable to Class B and C Shares may be waived.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
     Each Fund will normally declare all its net investment income, if any, on a daily basis and distribute, as dividends, monthly. Dividends are declared each day the Funds are open. Net investment income earned on days when the Funds are not open will be declared as a dividend on the next business day. Any net realized capital gains will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. Such distributions will be reinvested in shares, unless the shareholder elects to receive them in cash. Shareholders will receive a quarterly statement showing a Class’s dividends paid and all the transactions made during the period.

     Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. In determining daily dividends, the amount of net investment income for each Fund will be determined at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) and shall include investment income accrued by the respective Fund, less the estimated expenses of that Fund incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made.

     Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if a Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying such Fund’s credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of that Fund. The Funds reserve the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

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     Dividend distributions are automatically reinvested in additional shares of the paying Fund at net asset value of the ex-dividend date, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above.

     If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLineSM Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

     Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder’s account the costs of such Fund’s effort to locate a shareholder if a shareholder’s mail is returned by the United States Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

     Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. Each Class will share proportionately in the investment income and expenses of its respective Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plan.

TAXES
Distributions of Net Investment Income – in general.
     Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends, consisting generally of either exempt-interest or taxable income, may be paid to you.

Exempt-Interest Dividends.
     By meeting certain requirements of the Code, each Fund qualifies to pay exempt-interest dividends to shareholders. These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax when they are paid to shareholders. Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax. See the discussion below under the heading, “Alternative Minimum Tax.”

     For shareholders who are recipients of Social Security benefits, exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits that may be included in gross income is 85%.

Dividends from Taxable Income.
     Each Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by a Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

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Capital Gain Distributions.
     A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital.
     If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Information on the Amount and Tax Character of Distributions.
     The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average are comprised of exempt interest income, taxable income, and the portion of exempt interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.
     Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

     In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

     (i) A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

     (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

     (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

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Excise Tax Distribution Requirements.
     As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

     Required distributions. To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Post-October losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of August 31 (“post-October loss”) as occurring on the first day of the following tax year (i.e. September 1).

Sales or Exchanges of Fund shares.
     Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term or short-term, generally depending on how long you have held your shares.

     Sales at a loss within six months of purchase. If you sell or exchange Fund shares that you owned for six months or less:

  any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

      Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Deferral of basis -Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

  You sell some or all of your original shares within 90 days of their purchase, and

  You reinvest the sales proceeds in the Fund or in another Fund of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

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     Conversion of Class B shares into Class A shares. The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

U.S. Government Obligations.
     Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements, collateralized by U.S. government obligations commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.
     Because each Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations.
     Because each Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax.
     Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for shareholders when determining their federal alternative minimum tax. Private activity bond interest could subject shareholders to or increase their liability under federal alternative minimum taxes, depending on their personal or corporate tax position. If shareholders are a person defined in the Code as a “substantial user” (or person related to a user) of a facility financed by private activity bonds, shareholders should consult with their tax advisor before buying shares of a Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares.
     Interest on debt that shareholders incur to buy or hold Fund shares may not be deductible for federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt.
     Risk of loss of federal exemption. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Investment in Complex Securities.
     The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund. For example:

     Derivatives. A Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

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     Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax straddles. A Fund’s investment in options, futures, or forwards contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

     Securities purchased at discount. A Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

     Credit default swap agreements. A Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

     Investments in securities of uncertain tax character. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.
     By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

  provide your correct social security or taxpayer identification number,

  certify that this number is correct,

  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

     A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the Non-U.S. Investors heading below.

Non-U.S. Investors.
     Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as exempt-interest dividends, capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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     Exempt-interest dividends. In general, exempt-interest dividends are not subject to U.S. withholding tax.

     Capital gain dividends & short-term capital gain dividends. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related dividends. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

     Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors; sunset rule. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

     Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

     U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008; however, legislation has been proposed which would extend this date. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

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     U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Certain State Tax Consequences of Investing in each of the Funds
     For a discussion regarding certain state tax consequences of investing in each of the Funds, please see the section entitled “Dividends, distributions and taxes” in the Prospectus.

     This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

PERFORMANCE

     To obtain the Funds’ most current performance information, please call 800 523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

     Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund’s Annual Report. Each Fund’s Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of, Ernst & Young LLP the independent registered public accounting firm, for the fiscal year ended August 31, 2007 are included in each Fund’s Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

PRINCIPAL HOLDERS

     As of November 30, 2007, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

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Fund/Class	Name and Address of Account	Percentage
Delaware Tax-Free California Fund	MLPF&S FBO its Customers
Class A Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	11.25%
	NFS LLC FEBO its Customer
	Burbank, CA 91501	6.57%
	Citigroup Global Markets, Inc.
	Attn: Peter Booth, 7th Floor
	333 W. 34th Street
	New York, NY 10001	13.31%
	NFS LLC FEBO
	Petersen Family Trust
	New York, NY 10002	6.57%
Delaware Tax-Free California Fund	Citigroup Global Markets, Inc.
Class B Shares	Attn: Peter Booth, 7th Floor
	333 W. 34th Street
	New York, NY 10001	15.24%
	MLPF&S FBO its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	14.09%
	Wells Fargo Investments LLC
	608 2nd Avenue S, Fl. 8
	Minneapolis, MN 55402	5.39%
Delaware Tax-Free California Fund	MLPF&S FBO its Customers
Class C Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	26.65%
	Citigroup Global Markets, Inc.
	Attn: Peter Booth, 7th Floor
	333 W. 34th Street
	New York, NY 10001	10.38%
	Schwab & Co., Inc.
	FBO of its Customers
	101 Montgomery Street
	San Francisco, CA 94104	5.25%
Delaware Tax-Free Colorado Fund	Citigroup Global Markets, Inc.
Class A Shares	Attn: Peter Booth, 7th Floor
	333 W. 34th Street
	New York, NY 10001	5.32%
Delaware Tax-Free Colorado Fund	Pershing LLC
Class B Shares	P.O. Box 2052
	Jersey City, NJ 07303	7.23%
	MLPF&S FBO its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	9.38%
	NFS LLC FEBO
	Meyer Revocable Trust
	New York, NY 10002	5.90%
Delaware Tax-Free Colorado Fund	MLPF&S FBO its Customers
Class C Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	15.90%
Delaware Tax-Free Idaho Fund	MLPF&S FBO Is Customers
Class A Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	5.80%
Delaware Tax-Free Idaho Fund	MLPF&S FBO its Customers
Class B Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	6.21%

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Fund/Class	Name and Address of Account	Percentage
	Citigroup Global Markets, Inc.
	Attn: Peter Booth, 7th Floor
	333 W. 34th Street
	New York, NY 10001	12.92%
Delaware Tax-Free Idaho Fund	MLPF&S FBO its Customers
Class C Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	11.26%
Delaware Tax-Free Minnesota Fund	MLPF&S FBO its Customers
Class B Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	12.34%
Delaware Tax-Free Minnesota Fund	MLPF&S FBO its Customers
Class C Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	9.56%
Delaware Tax-Free Minnesota	U.S. Bancorp Investments, Inc.
Intermediate Fund Class B Shares	FBO its Customer
	60 Livington Avenue
	Saint Paul, MN 55107	9.11%
	Wells Fargo Investments LLC
	FBO its Customer
	608 2nd Ave. S., Floor 8
	Minneapolis, MN 55402	10.15%
	MS & Co. FBO S. & S.
	Andersen	5.21%
	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303	5.18%
Delaware Tax-Free Minnesota	Pershing LLC
Intermediate Fund Class C Shares	P.O. Box 2052
	Jersey City, NJ 07303	8.69%
	MLPF&S FBO its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	6.45%
Delaware Minnesota High-Yield	MLPF&S FBO its Customers
Municipal Bond Fund Class C	Attn: Fund Administration
Shares	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	7.49%
Delaware Tax-Free New York Fund	Roberta B. Wendel
Class A Shares	Ithaca, NY 14850	13.37%
Delaware Tax-Free New York Fund	MLPF&S FBO its Customers
Class B Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	11.08%
	Pershing LLC
	P.O. Box 2052
	Jersey City, NJ 07303	10.13%
	Raymond James & Assoc. Inc.
	FBO its Customer
	New York, NY 10002	7.68%
	Raymond James & Associates, Inc.
	FBO its Customers
	New York, NY 10002	6.41%
	Viola Eisenhardt	6.38%

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Fund/Class	Name and Address of Account	Percentage
	Schwab & Co., Inc.
	FBO of its Customers
	101 Montgomery Street
	San Francisco, CA 94104	8.36%
	Edward H. Nelson	5.14%
	NFS LLC
	FEBO its Customer
	New York, NY 10002	7.86%
Delaware Tax-Free New York Fund	UBS Financial Services Inc.
Class C Shares	FBO its Customer
	12711 Northern Blvd.
	Flushing, NY 11354	7.21%
	UBS Financial Services, Inc.
	333 Central Park W
	New York, NY 10025	7.22%
	Stifel Nicolaus & Co., Inc.
	FBO its Customers	31.27%
	Stifel Nicolaus & Co., Inc.
	FBO its Customers	10.40%
	MLPF&S FBO its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	7.36%
	Florence Fisher and Stanley Fisher JT Wros
	Flushing, NY 11367	13.78%
Delaware Tax-Free Arizona	MLPF&S FBO its Customers
Fund Class A Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	7.33%
Delaware Tax-Free Arizona	MLPF&S FBO its Customers
Fund Class B Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	8.68%
Delaware Tax-Free Arizona	MLPF&S FBO its Customers
Fund Class C Shares	Attn: Fund Administration
	4800 Deer Lake Dr. E., 2nd Floor
	Jacksonville, FL 32246	21.59%

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APPENDIX A - SPECIAL FACTORS AFFECTING THE FUNDS

     The following information is a brief summary of particular state factors affecting the Funds and does not purport to be a complete description of such factors. The financial condition of a state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the respective state Fund, or result in the default of existing obligations, including obligations which may be held by a Fund. Further, each state faces numerous forms of litigation seeking significant damages that, if awarded, may adversely affect the financial situation of such state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of a state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state.

     Bond ratings received on a state’s general obligation bonds, if any, may be discussed below. Moody’s Investors Service, Inc. ("Moody’s"), Standard & Poor’s ("S&P") and/or Fitch, Inc ("Fitch") provide an assessment/rating of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by the rating service from other sources it considers reliable. Each rating service does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant.

     A revision or withdrawal of any such credit rating could have an effect on the market price of the related debt obligations. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. In addition, a description of Moody’s and S&P’s bond ratings is set forth in Appendix B.

     The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It is only a brief summary of the complex factors affecting the financial situation in various states discussed. It has not been independently verified by the Funds. The Funds make no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons.

Factors Affecting the Tax-Free Arizona Fund
     Economic Condition and Outlook. Arizona’s economy has shown continued, although much slower, growth into 2007. The Arizona Department of Economic Security, Research Administration (“RA”) noted that population growth is a strong contributor to the State’s current pace of expansion. The October 2007 seasonally adjusted unemployment rate for Arizona was 3.5% (compared with 4.7% for the United States). The October 2007 rates for the Phoenix and Tucson MSAs (metropolitan statistical areas) were 3.0% and 3.5%, respectively. Arizona’s economy has been adding jobs for more than two years and is expected to continue expanding, although more slowly, through 2008. The RA, in its 2007-08 forecast, projects a 2.5% increase in non-farm jobs in 2007 and a 1.7% increase in 2008.

     The RA’s August 2007-08 forecast calls for most major industries to show job growth through 2008. However, RA expects manufacturing will shed 1,000 jobs during the forecast period for a decrease of 0.05% in 2007 and 0.01% in 2008 as a result of the national housing slowdown impacting manufacturing orders. Fueled by population growth and the corresponding need to expand infrastructure, Arizona’s construction industry exhibited strong growth in 2006, with 26,600 jobs gained that year. RA’s forecast now calls for a decrease of approximately 2,400 construction jobs during 2007 and 12,100 construction jobs during 2008 due to the slowdown in the housing market and a tightening lending market. Mining and natural resources gained approximately 1,300 jobs in 2006 and is forecast to increase 13.3% in 2007 and 6% in 2008 with a gain of 2000 jobs through 2008.

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     In all, RA’s forecast calls for an increase of more than 27,000 trade, transportation and utilities jobs from 2007 to 2008 with a growth rate of 2.8% for 2007 and 2.5% for 2008. Arizona’s finance, insurance, and real estate group is forecast to add approximately 5,500 jobs from 2007 to 2008, for an expansion rate of 1.2% in 2007 and 1.8% in 2008.

     General Fund. The General Fund (chief operating fund of the State) ended the June 30, 2006 fiscal year with $1.4 billion in unreserved fund balance and a $831.3 million reserved fund balance for a total fund balance of $2.3 billion. This compares to the previous year total fund balance of $1.3 billion. Included in the $831.3 million reserved fund balance is $651.0 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of “Rainy Day Fund” established by the legislature in 1991.

     Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer (“Treasurer”) and the General Accounting Office of the Department of Administration, Financial Services Division (“GAO”). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer’s deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund.

     Debt Administration. The State issues no general obligation debt instruments. The Arizona Constitution provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security of long-term debt instruments. The State’s total long-term primary government debt decreased less than 1% during the 2006 fiscal year to $5.7 billion.

     The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances as to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State are subject to limitations imposed by Arizona’s Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, budgeted expenditures are prohibited from exceeding 7.41% of the total personal income of the State in any fiscal year as estimated by the Economic Estimates Commission. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

     Other Considerations. The Tax-Free Arizona Fund is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations. These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters. At any given time there may be numerous civil actions pending against the State of Arizona which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues. The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

Factors Affecting the Tax-Free California Fund
     Economic Condition and Outlook. The California economy is the largest among the states and one of the largest in the world. Major components of the State’s economy are high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession that was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay area. After healthy gains in 2004, 2005 and early 2006, a variety of economic indicators suggest that economic growth will be slow in California in 2007 and 2008, and will be particularly weak in the first half of 2008.

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     The key factors involved in the California slowdown are the same as for the nation, that is, sharply declining real estate markets and soaring gasoline prices. However, California’s more cyclical real estate market which expanded more in the boom years, fell more than the rest of the country, and higher-gasoline prices had a greater negative impact on the California economy. Despite the ripple effects from the real estate sector, most California industries outside of the real estate sector have remained generally healthy.

     California personal income grew by an estimated 6.5% in 2006 and 5.3% in 2007. Growth in statewide taxable sales fell to 3.9% in 2006 from 7.4% in 2005. The State unemployment rate was 4.9% for 2006, down from 5.4% in 2005.

     Wage and salary employment growth is projected to slow slightly from 1.7 in 2006 to 1.1% in 2007 and 1.0% in 2008 before returning to 1.3% in 2009 and 1.7% 2010. Personal income growth is anticipated to slow from 6.5% in 2006 to 5.3% in 2007 and 4.9% in 2008 before rebounding 5.3% in 2009. Most of the anticipated slowdown in income growth during the next two years is related to tapering activity in the construction and finance-related sectors stemming from the decline in the real estate market. Taxable sales are projected to increase by 3.2% in 2007 and 3.8% in 2008, before rebounding to a rate of 4.7% in 2009.

     Revenues and Expenditures. The California Legislative Analyst’s Office, in its November 2007 California Fiscal Outlook, noted that California’s budget outlook has deteriorated and projects that absent corrective action the State will end the 2008 fiscal year with a $1.9 billion deficit and the 2009 fiscal year with an $8 billion deficit. This negative outlook is due in part to a combination of a worsening economic and revenue picture, delayed benefits from budget solutions and higher costs.

     Limitations on Taxes and Appropriations. The California budget process is greatly impacted by a series of State constitutional and statutory limitations that have been enacted over the years, often through voter initiatives, that make it more difficult to raise taxes or have restricted the use of the State's General Fund or special fund revenues.

     Certain California municipal obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose special taxes devoted to a specific purpose without two-thirds voter approval. Proposition 218, another constitutional amendment initiative enacted in 1996 further limited the ability of local governments to raise taxes and fees. Counties, in particular have had fewer revenue raising options than many other local government entities, while having to maintain many services.

     California and its local governments are subject to an annual “appropriations limit” imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Proposition 98, as modified by Proposition 111, changed State funding of public education below the university level and the operation of the appropriations limit, primarily by guaranteeing K-14 schools a minimum amount of funding. The Proposition 98 guarantee is funded by local property taxes and the General Fund. Article XIII B prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds. The appropriations limit may be exceeded in cases of emergency.

     Among the expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations required to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations for tax refunds, (4) appropriations of revenues derived from any increase in gasoline taxes and vehicle weight fees above January 1, 1990 levels, (5) appropriations of certain taxes imposed by initiative, and 6) appropriations made in certain cases of emergency. The appropriations limit for each year is based on the appropriations limit for the prior year, adjusted annually to reflect changes in per capita income and population, and any transfers of service responsibilities between government units.

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     More recently a new series of Constitutional amendments have also affected the budget process. The Balanced Budget Amendment (Proposition 58) adopted in 2004 restricts future long-term deficit financing and requires the State to adopt and maintain a balanced budget, establish a reserve fund and restricts future borrowing to cover fiscal year end deficits. Proposition 1A, approved in 2004, limits the limits the Legislature's power over local revenue sources, and Proposition 1A, approved in 2006, limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

     Obligations of the State of California. The State Constitution prohibits the creation of general obligation indebtedness of the state unless a bond measure is approved by voters. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $41 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $64 billion of unissued non-self liquidating general obligation bonds as of October 1, 2007.

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of a county or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

     Bond Ratings. On May 17, 2006, Standard and Poor’s raised its rating on California’s general obligation bonds from “A” to “A+.” In doing so, it cited the easing of immediate liquidity pressure on the State following the sale of long-term bonds to fund operating fund deficits and the State’s recent economic improvement accompanied by an 2005 State budget that continues to be reliant on substantial amounts of long-term borrowing. On June 9, 2006, Fitch raised its rating on California’s general obligation bonds from “A” to “A+.” The rating actions reflect California’s improved economic and revenue performance, and some progress in addressing the structural imbalance, which remains large. On May 22, 2006, Moody’s raised its rating on California’s general obligation bonds from “A2” to “A1,” citing an established recovery trend in the California economy and tax revenues, as well as improved State budgetary and liquidity outlooks (ratings confirmed as of December 12, 2007.) There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Legal Proceedings. There are numerous civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the Tax-Free California Fund.

     Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California municipal obligation in the Tax-Free California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

     In late October 2007 the state experienced a series of large wildfires in seven counties in Southern California. While there has been significant loss of buildings, it is too early to estimate total damages or predict whether the fires will ultimately have a noticeable impact on the state's economy.

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     The Tax-Free California Fund is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

Factors Affecting the Tax-Free Colorado Fund
     Economic Condition and Outlook. Colorado’s major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the State’s semiarid climate, water resource development, allocation, and conservation are ongoing issues for State management.

     According to the June 2007 and September 2007 reports from the Governor’s Office of State Planning and Budgeting (“OSPB”), the State’s economy exhibited solid growth in 2006 with increases in employment, low unemployment, and high wage and salary growth. In September 2007, there were 52,800 more jobs in Colorado than in September 2006. Colorado’s employment increased 2.4% in 2006. Retail trade sales increased 5.6% in 2006. Per capita income rose 4.6% in 2006. The 2006 unemployment rate was 4.3%, 0.8 percentage points below the State’s 2005 unemployment rate.

     The OSPB forecasts that: employment will increase 1.9% in 2007 and 1.8 2008, unemployment will average 3.9% in 2007 and 4.0% in 2008; wage and salary income growth will average 6.0% in 2007 and 2008; and total population growth will be 2.0% in 2007 and 2.1% in 2008. Retail trade sales are expected to increase 5.4% in 2007. The Colorado inflation rate is forecasted to be 2.8% in 2007 and 2.9% in 2008. The OSPB noted that historically Colorado's economic fortunes have tended to lag those of the rest of the nation and believes that Colorado appears poised to repeat that scenario in the event of a nationwide economic slowdown, as a relatively strong energy production sector and a lack of exposure to the correction in the real estate market will dilute the effects of broader nationwide events.

     Revenues and Expenditures. The Colorado budget process is greatly impacted by a series of State constitutional and statutory limitations including the following: 1) a constitutional requirement that expenditures for any fiscal year not exceed revenues for such fiscal year; 2) by statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve requirement that is currently set at 4%; 3) a 1992 constitutional amendment that requires the State and local governments to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use, that is currently set at 3%; 4) General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year, with certain exceptions; 5) a constitutional amendment that restricts the ability of the State and local governments to increase revenues and impose taxes; 6) a constitutional amendment mandating the General Assembly to provide specific education-related increases each year; and 7) the Taxpayer’s Bill of Rights (“TABOR”), Article X, Section 20 of the Colorado State Constitution, that limits the State’s revenue growth to the sum of inflation plus population growth in the previous calendar year, with revenues in excess of that amount refunded to the taxpayers unless voters approve otherwise.

     With certain exceptions, the rate of growth of State revenues is limited to the combination of the percentage change in the State’s population and inflation based on the Denver-Boulder CPI-Urban index. The exceptions include federal funds, gifts, property sales, refunds, damage recoveries, transfers, and qualified enterprise fund revenues. Revenues collected in excess of the limitation must be returned to the citizens unless a vote at the annual election in November allows the State to retain the surplus. TABOR also limits the General Assembly’s ability to raise taxes, to borrow money, and to increase spending limits (including the 6% limit on General Fund expenditure growth). With the exception of a declared emergency, taxes can only be raised by a vote of the people at the annual election. Multiple year borrowings can only be undertaken after approval by a vote of the people at the annual election. The TABOR limits are calculated and applied at the statewide level without regard to fund type; however, the TABOR refunds have historically been paid from the General Fund. Therefore, the TABOR revenue, expenditure, debt, and tax-increase limitations are a significant factor in the changing fiscal health of the State’s General Fund.

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     TABOR refunds are also normally affected by two other factors. The first is called a growth dividend, and is a statutory provision that allows the State to increase the TABOR limit up to a total of six percentage points over nine years in order to recover excess refunds made in the 1990s because of understated population estimates. The second is known as the ratchet down effect of TABOR. It occurs because the subsequent year limit is calculated based on the lesser of the current year revenues or current year limit. When revenues are below the limit, it results in a permanent reduction in the State’s ability to retain revenues.

     In fiscal year 2004-05, the TABOR surplus reappeared after a four-year absence, totaling $44.7 million. The TABOR surplus returned because of rising General Fund revenues from income taxes and surging severance and unemployment insurance taxes. The State normally refunds each year’s TABOR surplus through 18 refund mechanisms. Because monies are distributed through each of the mechanisms concurrently, the State has frequently refunded more money to taxpayers than the actual TABOR surplus. Since the State is not obligated to refund more than the TABOR surplus, legislation was enacted to credit the amount of overpayment to future TABOR surpluses. House Bill 05-1310 further revised surplus overpayment treatment and permanently raises the TABOR limit. Voters approved a measure in 2005 that authorizes the State to retain revenues in excess of the limit for the five fiscal years 2005-06 through 2009-10. As a result, there was no TABOR refund required for fiscal years 2005-06 and 2006-07 even though the TABOR nonexempt revenues exceeded the TABOR limit.

     In fiscal year 2006-07, the General Fund ended with a $536.7 million reserve, which exceeded the statutory 4% reserve by $269.7 million. Based on September 2006 projections, the State will have enough revenue to preserve a 4% reserve for 2007-08 with an anticipated $430.5 million reserve.

     Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue Certificates of Participation secured by buildings and vehicles and revenue bonds secured by pledges of future revenues from specific projects and activities. The State enters into certain lease transactions, which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases, which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes.

     Other Considerations. The Tax-Free Colorado Fund is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations. These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. At any given time there may be numerous civil actions pending against the State of Colorado which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various state and local agencies in Colorado or contained in Official Statements for various Colorado municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

Factors Affecting the Tax-Free Idaho Fund
     Economic Condition and Outlook. According to an October 2007 forecast by the Idaho Division of Financial Management, Idaho’s economy is continuing to grow and evolve. It is estimated that Idaho non-farm employment will increase 1.9% in 2006, Idaho personal income will rise 7.6% and population will increase 2.3%. In comparison, in 2006 non-farm employment expanded 4.4%, personal income rose 8.7%, and population grew 2.6%. The forecast calls for non-farm employment growth to slow to 1.4% in 2008 and increase to 2.1% in 2009. Idaho personal income is expected to slow to 5.6% in 2008 and 6.0% in 2009. Population growth is expected to slow slightly to 2.0% in 2008 and 1.9% in 2009.

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     Most of the State’s employment growth will continue to come from the constantly evolving services-producing sector. The private portion of the non-goods producing sector, which include services and trade, accounted for approximately two-thirds of last year's job gains. The non-goods producing sector is forecast to see its job growth accelerate from 2.4% in 2007 to 3.1% in 2010. The goods producing sector, which includes construction, lumber and wood products, increased 8.9% in 2006, but is anticipated to be a low 0.1% in 2007 and down 2.4% in 2010. After 4.3% growth in 2006 Idaho’s logging and wood products employment is now forecast to shrink 4.9% in 2007 and 9.7% in 2008. Following two flat years the high tech sector is also shrinking as a result of layoffs in 2007 from the State’s largest high tech employer. The number of computer and electronics manufacturing jobs in this sector is currently forecast to decrease 0.6% in 2007, 6.4% in 2008, and 5.0% in 2009.

     Revenues and Expenditures. Article VII of the Idaho Constitution mandates that governmental expenditures can not exceed appropriations. At fiscal year end, unexpended appropriation balances generally lapse unless reappropriated by the Legislature.

     The assets of the State exceeded its liabilities for the fiscal year ended June 30, 2006, by approximately $7.7 billion (reported as net assets). Of this amount, $975.1 million (unrestricted net assets) may be used to meet the State’s ongoing obligations to citizens and creditors. In fiscal year 2006, the State’s total net assets increased by $716.0 million. Net assets of governmental activities increased by $577.9 million, while net assets of business-type activities increased by $138.1 million.

     As a result of a November 1998 Master Settlement Agreement between the five largest tobacco manufacturers and 46 states, Idaho received cash payments of $21.3 million during fiscal year 2006. Annual payments are to be received in perpetuity, subject to numerous adjustments. A number of tobacco manufacturers have commenced litigation against Idaho and other states alleging that the states have not diligently enforced the Master Settlement Agreement. While Idaho believes the allegations regarding Idaho enforcement are without merit, the litigation threatens this income stream.

     As of the close of the 2006 fiscal year, the State’s governmental funds reported combined ending fund balances of $2.1 billion, with $1.0 billion reserved for specific purposes and $1.1 billion unreserved. This includes the General Fund’s unreserved fund balance of $755.6 million.

     On July 16, 2007, the State Controller announced the financial condition of the State for the fiscal year ended June 30, 2007. She reported that the unexpended, unencumbered balance of the General Fund was $247 million, which is $102 million higher than expected.

     Debt Management. The State of Idaho has no outstanding general obligation bond debt. Article VIII, Section 1 of the Idaho Constitution was amended in 1998 to specify that the legislature shall not create any debts or liabilities, except in extreme emergencies, unless authorized by law then approved by the people in a general election. The section shall not apply to liabilities incurred for ordinary operating expenses, nor shall it apply to debts or liabilities that are repaid by the end of the fiscal year. The debts or liabilities of independent public bodies corporate and politic created by law and which have no power to levy taxes or obligate the General Fund of the State are not debts or liabilities of the State of Idaho.

     The State receives revenues unevenly throughout the year, but pays expenses fairly evenly throughout the year. In order to manage this mismatch of expenses-to-revenues the State Treasurer, on approval of the State Board of Examiners, may issue a tax anticipation note to smooth out the State’s revenues. The State Treasurer has in the past issued internal General Fund tax anticipation notes to borrow monies from other available State funds or accounts, as well as external tax anticipation notes which were sold in the open market. All notes issued by the State must mature not later than the end of the then-current fiscal year. Each note when duly issued is a valid and binding obligation of the State of Idaho, backed by the full faith and credit of the State of Idaho.

     The Idaho Bond Bank Authority (the "Authority") was created by Idaho Code, Section 67-8703, authorizing the Authority to issue bonds to make loans to municipalities for infrastructure. The Authority can obtain better credit ratings, interest rates, and lower underwriting costs than municipalities can obtain individually. The Authority can obligate sales tax revenue as a source of payment or security for bonds issued, which imposes a potential direct financial burden on the State. The bonds are limited obligations of the Authority and do not constitute a debt of the State or any of its political subdivisions.

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     At fiscal year-end 2006, the State had $563.6 million in long-term debt versus $565.7 million the prior year, a decrease of $2.1 million. The key factor in this decrease was debt payoff by colleges and universities.

     Bond Ratings. Although the State has no general obligation debt outstanding, Moody’s has assigned the State an issuer rating of “Aa2” with a stable outlook. Moody’s upgraded the issuer rating from “Aa3” to “Aa2” on December 21, 2004 (rating confirmed as of December 11, 2007.) There can be no assurance that such rating will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Idaho issuers may be unrelated to the creditworthiness of obligations, including Tax Anticipation Notes, issued by the State of Idaho, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Legal Proceedings. At any given time there may be numerous civil actions pending against the State of Idaho which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues.

     Other Considerations. The Tax-Free Idaho Fund is susceptible to political, economic or regulatory factors affecting issuers of Idaho municipal obligations. These include the possible adverse effects of certain Idaho constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Idaho and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Idaho or contained in Official Statements for various Idaho municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

Factors Affecting the Tax-Exempt Minnesota Funds
     Economic Condition and Outlook. Minnesota’s economy grew during calendar year 2006, but by most measures it did not perform as well as the U.S. averages. 2006 saw increases over 2005 of 2.8% in total non-farm employment, 4.0% unemployment and 4.6% personal income.

     In November 2007 the Minnesota Department of Employment and Economic Development reported that instead of gathering strength as previously forecasted, Minnesota's labor market has weakened. Minnesota's unemployment rate now exceeds the nation for the first time in records dating back to 1976. Minnesota’s payroll employment during the period between October 2006 and 2007 increased by only 2,100 jobs. Minnesota's job growth over this period of just 0.1% is well under the 1.2% growth of the nation. Beginning in late 2006, several major sector industries in Minnesota began losing jobs on a seasonally adjusted basis. The construction sector has been a leading source of Minnesota job losses in 2007 with the loss of 11,000 jobs. Employment levels in manufacturing, retail trade, information, financial activities, professional and business services, and other services have also declined. The losses in construction, wood product manufacturing, furniture and related manufacturing, and building materials are clearly the result of the housing downturn. The other losses appear to be from a combination of other factors, including the weakening U.S. economy and Minnesota's relatively slow population growth. Drought conditions through much of Minnesota in 2006 and 2007, have impacted agricultural producers, particularly in the area of livestock operations which have experienced damaged pasture and range conditions.

     In fiscal 2008, the economy is expected to slow nationally and in Minnesota with Minnesota generally tracking the U.S. through 2009. The housing sector is a major concern as its problems have spread to the credit markets. Higher oil prices are also expected to contribute to slower growth in 2008. Income and employment growth is expected to be sluggish into the early part of 2008.

     Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor’s biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. State statutes and the Minnesota constitution are considered to require a balanced budget.

     The assets of the State exceeded liabilities at June 30, 2006 by $11.4 billion (presented as net assets). Of this amount, $648 million was reported as unrestricted net assets. As of the end of the 2005 fiscal year, the State’s governmental funds reported combined ending fund balances of $4.6 billion, an increase of $995 million compared with the prior year.

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     The General Fund is the chief operating fund of the State. At the end of the 2006 fiscal year, the General Fund unreserved fund balance was $610 million, while showing a $838.8 million total fund balance. The remaining governmental funds reported $906.6 million of undesignated unreserved fund balance, which is available for spending at the government’s discretion and $2.8 billion in designated fund balance. The November 2007 Department of Finance forecast for the 2008-09 biennium projects an ending deficit of $373 million.

     Debt Management. The State debt management policy has five guidelines. The first requires that appropriation for debt service should not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2007 is estimated at 2.35%. The second and third guidelines state that the total amount of Minnesota State general obligation bonded debt should not exceed 2.5% of State personal income, and also that the total debt of State agencies should not exceed 3.5% of total personal income. The ratio of State general obligation debt to personal income for the biennium ending June 30, 2007 was estimated to be 1.89%. The ratio of debt of State agencies to total person income based on debt outstanding on June 30, 2006, and estimated personal income for that fiscal year was 2.83%. The fourth guideline states that the total amount of State general obligation debt, moral obligation debt, State bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of State personal income. That ratio was 3.12% based on information at June 30, 2006. The fifth guideline states that 40.0% of general obligation debt shall be due within five years and 70% within ten years. As of June 30, 2007, 70.3% of the State’s general obligation bonds were scheduled to mature within ten years and 40.0% were scheduled to mature within five years.

     The total amount of State general obligation bonds outstanding on August 1, 2007, was approximately $4.5 billion. The total amount of general obligation bonds authorized but unissued as of August 1, 2007, was approximately $633.6 million.

     Legal Proceedings. At any given time there are numerous civil actions pending against the State of Minnesota which could, if determined adversely to the State, materially affect the State’s expenditures and, in some cases, its revenues. Payment of tort claims against the State is made from funds appropriated by the Minnesota legislature to agencies for their general operations. A material number of tort claims arising out of the August 1, 2007, Interstate Highway 35W bridge collapse are considered likely, however, they will be limited by existing state law which sets the maximum limits of limits of liability for tort claims arising in Minnesota are $300,000 for any one claim and $1 million for any number of claims arising out of a single occurrence. Lawsuits based on non-tort theories furnish another basis for liability. Included in the State’s outstanding non-tort litigation are matters related to eminent domain action litigation, cigarette fees and taxes, Medicaid, child support collection and corporate income taxes. Any one of these cases or classes of cases, if decided adversely, could result in an expenditure of State moneys of over $10 million.

     Bond Ratings. Moody’s rates Minnesota’s general obligation bonds Aa1 and S&P’s rates the State’s general obligation at AAA (ratings confirmed as of December 12, 2007.) There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Other Considerations. Each Tax-Free Minnesota Fund is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations. These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures and voter initiatives. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota municipal obligations. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota municipal obligations. No independent verification has been made of the accuracy or completeness of any of the following information.

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Factors Affecting the Tax-Free New York Fund
     Economic Condition and Outlook. The State’s economy continued to grow at a moderate pace during 2007. Health, education, professional and business services and tourism sectors are expected to continue to lead economic growth, but the overall pace of State growth is expected to slow going forward. Total state employment growth is now projected as 0.9 – 1.0% for 2007 and 0.3% - 0.8% for 2008. Lower than anticipated securities industry profits could result in lower bonus and wage income, the effects of which would ripple through the downstate regional economy. A return to higher energy prices poses a particular risk to the State’s tourism sector.

     The securities industry is a major industry in the State, and although it only accounted for 5% of all jobs in New York City (the "City") in 2006, it continues to be a major source of income, accounting for over 23% of all wages earned in the City. This income, together with securities firms’ profits and the capital gains generated by financial market activity, are the basis for a major source of tax revenues for the City and State. Many large Wall Street firms posted record revenues and profits in 2005, 2006 and the first half of 2007, which drove up personal income and business tax collections and has been a major factor in the City and State economies. New York State incomes responded positively during that time to the recovery in the financial markets and in higher Wall Street profits and bonuses. However, the securities industry has been rocked recently by the turmoil in the housing and credit markets and profits are anticipated to be much weaker during the second half of 2007 through 2009.

     Personal income gained 4% in 2005 and 7.5% in 2006, but is expected grow more slowly in 2007 with a 6.7% gain. While New York State’s output and income growth have improved substantially, the improvement in employment has been more modest. The State’s economy has not yet regained the number of jobs it had in 2000, and New York’s gains continue to lag behind the rest of the country. In 2006, employment in the State increased by 1.0% and is anticipated to increase another 1.0% in 2007 and 0.5% in 2008. During 2006, the State’s unemployment rate averaged 4.4, down from an average of 4.8% in 2005.

     General Government Results. An operating surplus of $202 million is reported in the New York State General Fund for fiscal year 2006-07. This results in an accumulated General Fund balance of $2.4 billion. The State completed its fiscal year March 31, 2007 with a combined Governmental Funds operating deficit of $45 million as compared to a combined Governmental Funds operating surplus for the preceding fiscal year of $3.8 billion. The combined 2006-07 operating deficit of $45 million included operating surpluses in the General Fund of $202 million and the General Obligation Debt Service Fund of $28 million, offset by an operating deficit in the Other Governmental Funds of $275 million.

     The State’s financial position as shown in its Governmental Funds Balance Sheet as of March 31, 2007 includes a fund balance in its Governmental Funds of $12.1 billion represented by liabilities of $20.7 billion and by assets available to liquidate such liabilities of $32.8 billion. The Governmental Funds fund balance includes a $2.4 billion accumulated General Fund balance.

     Debt Administration. There are a number of methods by which the State may incur general obligation debt. The State may issue general obligation bonds approved by the voters and notes in anticipation of such bonds. The State, with voter approval, may also directly guarantee obligations of public benefit corporations. Payments for debt service on State general obligation and State-guaranteed bonds or notes are legally enforceable obligations of the State. The State has never been called upon to make any direct payments pursuant to its guarantee.

     The State had $3.4 billion in general obligation bonds outstanding at 2007 fiscal year-end. During the year the State issued $180 million in general obligation bonds and redeemed $162 million. The total amount of general obligation bonded debt authorized but not yet issued at 2006-07 year-end was $3.4 billion.

     The State has also entered into lease/purchase agreements with selected public benefit corporations and municipalities for certain of its capital facilities. Under the agreements, construction costs are initially paid from appropriations and repaid to the State from proceeds of bond issues. The State has also entered into other financing agreements with several public benefit corporations. The terms of these arrangements require the State to fund the debt service requirements of the specific debt issued by the entity. The public benefit corporations will generally retain title to the assets acquired with the bond proceeds. As of March 31, 2007, the State had long-term debt obligations of $35.251 billion under lease/purchase and other financing arrangements (nonvoter approved), an increase of $1.202 billion from fiscal 2006.

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     In the most recent State annual report, concerns were raised regarding the increasing amount of debt issued noting that New York now ranks second to California as the most indebted state. It was also noted that State spending had risen by more than twice the rate of inflation as measured by the Consumer Price Index from fiscal year 2002-03 to 2006-07

     Bond Ratings. The State’s general obligation bonds are rated AA (with a stable outlook) by Standard and Poor’s Corporation, Aa3 by Moody’s and A+ by Fitch (ratings confirmed as of December 11, 2007.) There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Risk Management. New York State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damages. The State does, however, have fidelity insurance on State employees. Workers’ compensation coverage is provided on a self-insurance basis.

     Legal Proceedings. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

     Included in the State’s outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State’s Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

     With respect to pending and threatened litigation, the State has reported liabilities of $151 million for awarded and anticipated unfavorable judgments. In addition, the State is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of nearly $262 million.

     Other Considerations. The Tax-Free New York Fund is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations. The information provided is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various State agencies in New York or contained in Official Statements for various New York municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

Factors Affecting Puerto Rico
     Geographic Location and Demography. The Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) is the fourth largest Caribbean island and is located approximately 1,600 miles southeast of New York. It is approximately 100 miles long and 35 miles wide. According to United States government statistics, the population of Puerto Rico was approximately 3,927,188 in July 2006, compared to 3,815,909 in July 2000.

     Relationship with the United States. Puerto Rico came under the sovereignty of the United States with the signing of the Treaty of Paris on December 10, 1898, at the conclusion of the Spanish-American War. Puerto Ricans became citizens of the United States in 1917. In 1950, the Congress of the United States enacted Public Law 600 in order to provide for an increased Puerto Rican self-government. This law set forth the political, economic and fiscal relationship between Puerto Rico and the United States. It also provided for the drafting and adoption of a local constitution, which became effective July 25, 1952.

     The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice, but no vote, in the House of Representatives. Puerto Rico is a self-governing commonwealth in association with the United States. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives and the Senate.

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     While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television--communications, agriculture, mining and minerals, highways, postal system, social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. The major differences between Puerto Rico and the 50 states are its local taxation system and exemption from most federal taxes, its lack of voting representation in either house of the U.S. Congress, the ineligibility of Puerto Ricans to vote in presidential elections, and its lack of participation in some revenues reserved for the states.

     Economic Condition and Outlook. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investment has been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth’s population.

     The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, federal transfer payments, interest rates, inflation rate and tourist expenditures. During fiscal year 2006 (from July 1, 2005 to June 30, 2006) approximately 83% of Puerto Rico’s exports went to the United States, which was also the source of approximately 51% of Puerto Rico’s imports.

     Puerto Rico has experienced more than two decades of economic expansion. Almost every sector of the economy participated, and record levels of employment were achieved. Factors contributing to this expansion included government-sponsored economic development programs, increases in the level of federal transfers, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing and low oil prices. The economy has been expanding at a modest 2.2% annual rate since the last recession in fiscal year 2002. During fiscal 2006, real gross national product increased only 0.7% and more recently, several key economic figures have begun to indicate a contraction of economic activity. The Puerto Rico Planning Board's March 2007 projection forecasts a real gross national product decline of 1.4% for fiscal year 2007 followed by slight growth of 0.8% for fiscal year 2008.

     The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. During fiscal year 2006 this sector generated an estimated $36.6 billion of gross domestic product. The services sector, including finance, insurance, real estate, wholesale and retail trade and tourism, ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment, employing an estimated 562,949 workers in fiscal year 2007 and accounting for 54.5% of total non-farm employment. The service sector generated $33.6 billion, or 38.9%, of Puerto Rico’s gross domestic product during fiscal year 2005.

     Puerto Rico is heavily dependent on oil imports for the production of electricity. As a result of the construction of two cogeneration plants, however, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico’s dependence on oil imports for the production of electricity has been reduced from 99% to 72%. As part of their effort to reduce the cost of doing business in Puerto Rico, the Electric Power Authority is considering building a third cogeneration power plant fueled by liquefied natural gas.

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     The Commonwealth’s gross product in fiscal year 2006 was $56.688 billion. Since fiscal year 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal year 2006, aggregate personal income was $50.9 billion and personal income per capita was $12,997. The Puerto Rico Planning Board’s preliminary report of real gross product for fiscal year 2006 indicates an increase of 0.7% in real gross national product

     According to the Puerto Rico Department of Labor and Human Resources Household Employment Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The average unemployment rate decreased from 11.7% in fiscal year 2006 to 10.4% in fiscal year 2006. The 2006 unemployment rate increased due to the partial government shutdown in May 2006.

     Tax Incentives. One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently Sections 30A and 936 of the Code. Under various industrial incentives laws companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The 1998 Tax Incentives Act, one of the most recent of these industrial incentive laws, is aimed at promoting investment in Puerto Rico.

     The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities for tax exemption include manufacturing, certain designated serviced performed for markets outside Puerto Rico (including the U.S.), the production of energy from local renewable sources for consumption Puerto Rico and laboratories for research and development.

     Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. Core pioneer industries that employ innovated technologies in their operations and certain manufacturing industries may also qualify for various Puerto Rico tax deductions and incentives.

     Incentives under the United States Tax Code. The Tax Reform Act of 1976 created Section 936 of the Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. As a result of amendments to Section 936 made in 1996 (the “1996 Amendments”), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995 and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

     Most of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico, that were operating under section 936 of the Code have reorganized their Puerto Rico operations to become controlled foreign corporations (“CFCs”). CFCs are corporations organized outside the U.S., but controlled by U.S. shareholders.

     Debt and, Revenues and Expenditures. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth to 15% or less of the average annual internal revenues of the Commonwealth for the two preceding fiscal years. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities of the Commonwealth, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. As of May 31, 2007, total public sector debt of the Commonwealth (in thousands) was equal to $43,570,277.

     The 2005 fiscal year budget remained in effect through fiscal year 2006 as the Governor and opposition party legislators were unable to agree on a fiscal year 2006 budget. Expenditures continue to exceed revenues. As a result of the rising budget deficit the Commonwealth was unable to meet certain of its operating expenditures, including payroll, in 2006. The legislature approved a $531.5 million loan from the Government Development Bank to be repaid from the revenues of a newly approved Consumption tax and the Governor signed a Deficit Executive Order in April 2006 reducing the amount of expenditures by closing certain non-essential government offices and schools on May 1, 2006 and granting 95,000 public employees a two-week unpaid leave of absence. These measures permitted the government to resume full operation by May 15, 2006.

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     On May 25, 2006, the Governor signed Act No. 103 providing for fiscal reform of the Commonwealth government. This legislation sets forth a new public policy that includes the reduction of government agencies, elimination or consolidation of redundant agencies, reduction of government payroll, and the limitation of unnecessary or excessive spending. There is no assurance the legislation will result in the intended reduction of expenses or that it will be implemented as enacted or that it will not be judicially changed.

     Act No. 117 of July 4, 2006 (“Act 117”) amends the Puerto Rico Internal Revenue Code of 1994 to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government and authorizes each municipal government to impose a municipal sale and use tax of 1.5%. Act 117 also repeals a 5% general excise tax imposed on certain imported goods and the 3.6% general excise tax imposed on certain goods manufactured in Puerto Rico. Act 117 provided for a transition period special income tax rates with respect to certain transactions occurring on or between July 1, 2006 and December 1, 2006. The provisions of Act 117 are expected to generate approximately $767 million during 2007.

     Preliminary General Fund total revenues for fiscal year 2007 were $8.890 billion, representing an increase of $249 million from fiscal year 2006 revenues. Actual preliminary expenditures for fiscal year 2007 were $8.794 billion. The Commonwealth’s estimated expenditures for fiscal year 2008 of $8.776 billion are lower than projected revenues of $9.077 billion by approximately $301 million.

     Bond Ratings. As of May 8, 2006, Moody’s downgraded the Commonwealth’s outstanding general obligation bonds from “Baa2” to “Baa3.” In May 2007, S&P downgraded the Commonwealth’s outstanding general obligation bonds from “BBB” to “BBB-” (ratings confirmed as of December 12, 2007.) Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

     Other Considerations. The information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rican municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

81

APPENDIX B – DESCRIPTION OF RATINGS

General Rating Information
     The ratings list below can be further described as follows. For all categories lower than Aaa, Moody’s Investors Service, Inc. includes a “1,” “2” or “3” following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor’s and Fitch, Inc. may add a “+” or “-” following the rating to characterize a higher or lower rating, respectively.

Bonds
Moody’s Investors	Aaa	Highest quality, smallest degree of investment risk.
Service, Inc.	Aa	High quality; together with Aaa bonds, they compose the high-grade bond group
	A	Upper-medium-grade obligations; many favorable investment attributes.
Baa

Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.

	Ba	More uncertain with speculative elements. Protective of interest and principal payments not well safeguarded in good and bad times.
	B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
	Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
	Ca	Speculative in high degree; could be in default or have other marked shortcomings.
	C	Lowest rated. Extremely poor prospects of ever attaining investment standing.
Standard & Poor’s	AAA	Highest rating; extremely strong capacity to pay principal and interest.
	AA	High quality; very strong capacity to pay principal and interest.
	A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB

Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.

	BB,	Predominantly speculative with respect to the issuer’s capacity to meet required
	B,	interest and principal payments. BB-lowest degree of speculation; CC-the highest
	CCC,	degree of speculation. Quality and protective characteristics outweighed by large
	CC	uncertainties or major risk exposure to adverse conditions.
	D	In default.
Fitch, Inc.	AAA	Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA

Very high quality; obligor’s ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

High quality; obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.

BBB

Satisfactory credit quality; obligor’s ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.

	BB,	Not investment grade; predominantly speculative with respect to the issuer’s capacity
	CCC,	to repay interest and repay principal in accordance with the terms of the obligation for
	CC, C	bond issues not in default. BB is the least speculative. C is the most speculative.

82

Commercial Paper
Moody’s		S&P		Fitch
P-1	Superior quality	A-1+	Extremely strong quality	F-1+	Exceptionally strong quality
		A-1	Strong quality	F-1	Very strong quality
P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality
P-3	Acceptable quality	A-3	Adequate quality	F-3	Fair quality
		B	Speculative quality	F-S	Weak credit quality
		C	Doubtful quality
State and Municipal Notes
Moody’s		S&P		Fitch
MIG1/	Best quality	SP1+	Very strong quality	F-1+	Exceptionally strong quality
VMIG1		SP1	Strong grade	F-1	Very strong quality
MIG2/	High quality	SP2	Satisfactory grade	F-2	Good credit quality
VMIG2
MIG3/	Favorable quality			F-3	Fair credit quality
VMIG3
MIG4/	Adequate quality
VMIG4
SG	Speculative quality	SP3	Speculative grade	F-S	Weak credit quality

Earnings and Dividend Rankings for Common Stocks
     Standard & Poor’s. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor’s believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

     Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

     Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor’s earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

     The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

     Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

     The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+	Highest	B+	Average	C	Lowest
A	High	B	Below Average	D	In Reorganization
A-	Above Average	B-	Lower

83

     NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

     The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

     A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

84

Preferred Stock Rating
Moody’s Investors Service, Inc.	Aaa	Considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
	Aa	Considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
A

Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

	Baa	Considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
Ba

Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

	B	Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
	Caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
	Ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
	C	The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Standard & Poor’s	AAA	Has the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
	AA	Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”
	A	Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB

Regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

	BB, B,	Regarded, on balance, as predominantly speculative with respect to the issuer’s
CCC

capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	CC	Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
	C	A non-paying issue.
	D	A non-paying issue with the issuer in default on debt instruments.
	NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

85

PART C
(Voyageur Mutual Funds)
File Nos. 033-63238/811-07742
Post-Effective Amendment No. 33

OTHER INFORMATION

Item 23.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed August 16, 1999.

		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed August 16, 1999.

		(3)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust attached as Exhibit No. EX-99.a.3.

	(b)	By-Laws. Amended and Restated By-Laws (November 16, 2006) attached as Exhibit No. EX-99.b.

	(c)	Instruments Defining Rights of Security Holders.

		(1)	Agreement and Declaration of Trust. Articles III, IV, V and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 23 filed August 16, 1999.

		(2)	By-Laws. Article II of the Amended and Restated By-Laws (November 16, 2006) attached as Exhibit No. EX-99.b.

	(d)	Investment Advisory Contracts.

		(1)	Executed Investment Management Agreement (November 1, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 25 filed October 30, 2000.

		(2)	Executed Investment Advisory Expense Limitation Letter (December 27, 2007) between Delaware Management Company (a series of Delaware Management Business Trust) and Registrant attached as Exhibit No. EX-99.d.2.

	(e)	Underwriting Contracts.

		(1)	Distribution Agreements.

(i) Executed Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 26 filed October 31, 2001.

		(2)	Financial Intermediary Distribution Agreement.

1

(i) Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. attached as Exhibit No. EX-99.e.2.i.

	(3)	Dealer's Agreement (January 2001) incorporated into this filing by reference to Post- Effective Amendment No. 27 filed November 18, 2002.

	(4)	Vision Mutual Fund Gateway® Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 27 filed November 18, 2002.

	(5)	Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 27 filed November 18, 2002.

	(6)	Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post- Effective Amendment No 29 filed December 3, 2004.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

	(1)	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between Mellon Bank, N.A. and the Registrant attached as Exhibit No. EX-99.g.1.

(h)	Other Material Contracts.

	(1)	Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post- Effective Amendment No. 26 filed October 31, 2001.

(i) Executed Amendment Letter (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 28 filed October 31, 2003.

(ii) Executed Schedule B (June 1, 2007) to the Shareholder Services Agreement attached as Exhibit No. EX-99.h.1.ii.

	(2)	Executed Fund Accounting and Financial Administration Services Agreement (October 1, 2007) between Mellon Bank, N.A. and the Registrant attached as Exhibit No. EX-99.h.2.

	(3)	Executed Fund Accounting and Financial Administration Oversight Agreement (October 1, 2007) between Delaware Service Company, Inc. and the Registrant attached as Exhibit No. EX-99.h.3.

(i)	Legal Opinion. Opinion and Consent of Counsel (August 5, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed August 16, 1999.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (December 2007) attached as Exhibit No. EX-99.j.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Plans under Rule 12b-1. Plans under Rule 12b-1 for Class A, B and C Shares incorporated into this filing by reference to Post-Effective Amendment No. 26 filed October 31, 2001.

2

	(n)	Plan under Rule 18f-3. Plan under Rule 18f-3 (October 31, 2005) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed December 29, 2005.

	(o)	Reserved.

	(p)	Codes of Ethics.

(1) Code of Ethics for the Delaware Investments Family of Funds (November 2007) attached as Exhibit No. EX-99.p.1.

(2) Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (November 2007) attached as Exhibit No. EX-99.p.2.

(3) Code of Ethics for Lincoln Financial Distributors, Inc. (June 2007) attached as Exhibit No. EX-99.p.3.

	(q)	Other. Powers of Attorney (May 17, 2007) attached as Exhibit No. EX-99.q.

Item 24.	Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust attached as Exhibit No. EX-99.a.3. Article VI of the Amended and Restated By-Laws (November 16, 2006) attached as Exhibit No. EX-99.b.

Item 26.	Business and Other Connections of Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments Funds® (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Investments Municipal Trust, Delaware Pooled Trust, Delaware VIP Trust, Optimum Fund Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund and Delaware Investments Minnesota Municipal Income Fund II, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of other Delaware Investments Funds®, and certain officers are also officers of these other funds. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds® (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

 3

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Patrick P. Coyne	President	Chairman/President/Chief	Mr. Coyne has served in various
		Executive Officer	executive capacities within
Delaware Investments

President – Lincoln National
Investment Companies, Inc.

Director – Kaydon Corporation
Michael J. Hogan[1]	None	Executive Vice	Mr. Hogan has served in
		President/Head of Equity	various executive capacities
		Investments	within Delaware Investments

Executive Vice President/Chief
Investment Officer/Head of
Equity Investments – Delaware
Investment Advisers (a series of
Delaware Management
Business Trust
John C.E. Campbell	Executive Vice	None	Mr. Campbell has served in
	President/Global		various executive capacities
	Marketing & Client		within Delaware Investments
Services
President/Chief Executive
Officer – Optimum Fund Trust
Philip N. Russo	Executive Vice	None	Mr. Russo has served in various
	President/Chief		executive capacities within
	Administrative Officer		Delaware Investments
See Yeng Quek	Executive Vice	Executive Vice	Mr. Quek has served in various
	President/Managing	President/Managing	executive capacities within
	Director/Chief	Director,	Delaware Investments
	Investment Officer,	Fixed Income
	Fixed Income		Executive Vice
President/Managing Director/
Chief Investment Officer, Fixed
Income –Lincoln National
Investment Companies, Inc.

Director/Trustee - HYPPCO
Finance Company Ltd.
Douglas L. Anderson	Senior Vice	None	Mr. Anderson has served in
	President/Operations		various executive capacities
within Delaware Investments
Marshall T. Bassett	Senior Vice	Senior Vice President/	Mr. Bassett has served in
	President/Chief	Chief Investment Officer —	various executive capacities
	Investment Officer —	Emerging Growth Equity	within Delaware Investments
Emerging Growth Equity
Joseph R. Baxter	Senior Vice	Senior Vice President/	Mr. Baxter has served in
	President/Head of	Head of Municipal Bond	various executive capacities
	Municipal Bond	Investments	within Delaware Investments
Investments
Christopher S. Beck	Senior Vice	Senior Vice	Mr. Beck has served in various
	President/Senior	President/Senior Portfolio	executive capacities within
	Portfolio Manager	Manager	Delaware Investments

4

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Michael P. Buckley	Senior Vice	Senior Vice President/	Mr. Buckley has served in
	President/Director of	Director of Municipal	various executive capacities
	Municipal Research	Research	within Delaware Investments
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —	Mr. Capuzzi has served in
	Investment Systems	Investment Systems	various executive capacities
within Delaware Investments
Lui-Er Chen[2]	Senior Vice	Senior Vice President/	Mr. Chen has served in various
	President/Senior	Senior Portfolio	executive capacities within
	Portfolio Manager/Chief	Manager/Chief Investment	Delaware Investments
	Investment Officer —	Officer — Emerging
	Emerging Markets	Markets
Thomas H. Chow	None	Senior Vice	Mr. Chow has served in various
		President/Senior Portfolio	executive capacities within
		Manager	Delaware Investments
Robert F. Collins	Senior Vice	Senior Vice President/	Mr. Collins has served in
	President/Senior	Senior Portfolio Manager	various executive capacities
	Portfolio Manager		within Delaware Investments
Stephen J. Czepiel	Senior Vice	Senior Vice	Mr. Czepiel has served in
	President/Senior	President/Senior Municipal	various executive capacities
	Municipal Bond Trader	Bond Trader	within Delaware Investments
Chuck M. Devereux	None	Senior Vice	Mr. Devereux has served in
		President/Senior Research	various executive capacities
		Analyst	within Delaware Investments
Roger A. Early[3]	None	Senior Vice	Mr. Early has served in various
		President/Senior Portfolio	executive capacities within
		Manager	Delaware Investments
James A. Forant	Senior Vice	None	Mr. Forant has served in various
	President/Director,		executive capacities within
	Technical Services		Delaware Investments
Brian Funk	Senior Vice	None	Mr. Funk has served in various
	President/Director of		executive capacities within
	Credit Research		Delaware Investments
Brent C. Garrells	Senior Vice	None	Mr. Garrells has served in
	President/Senior		various executive capacities
	Research Analyst		within Delaware Investments
Stuart M. George	Senior Vice	Senior Vice President/Head	Mr. George has served in
	President/Head of Equity	of Equity Trading	various executive capacities
	Trading		within Delaware Investments
Paul Grillo	Senior Vice	Senior Vice	Mr. Grillo has served in various
	President/Senior	President/Senior Portfolio	executive capacities within
	Portfolio Manager	Manager	Delaware Investments
Jonathan Hatcher	Senior Vice	None	Mr. Hatcher has served in
	President/Senior		various executive capacities
	Research Analyst		within Delaware Investments
William F. Keelan	Senior Vice	Senior Vice	Mr. Keelan has served in
	President/Director of	President/Director of	various executive capacities
	Quantitative Research	Quantitative Research	within Delaware Investments
Kevin P. Loome[4]	None	Senior Vice	Mr. Loome has served in
		President/Senior Portfolio	various executive capacities
		Manager/Head of High	within Delaware Investments
Yield
Francis X. Morris	Senior Vice	Senior Vice President/Chief	Mr. Morris has served in
	President/Chief	Investment Officer — Core	various executive capacities
	Investment Officer —	Equity	within Delaware Investments
Core Equity

5

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Brian L. Murray, Jr.	Senior Vice	Senior Vice President/Chief	Mr. Murray has served in
	President/Chief	Compliance Officer	various executive capacities
	Compliance Officer		within Delaware Investments

Senior Vice President/Chief
Compliance Officer – Lincoln
National Investment
Companies, Inc.
Susan L. Natalini	Senior Vice	None	Ms. Natalini has served in
	President/Marketing &		various executive capacities
	Shared Services		within Delaware Investments
Zoë Neale[5]	Senior Vice	Senior Vice President/Chief	Mr. Neale has served in various
	President/Chief	Investment Officer,	executive capacities within
	Investment Officer,	International Equity	Delaware Investments
International Equity
D. Tysen Nutt	Senior Vice	Senior Vice President/Chief	Mr. Nutt has served in various
	President/Chief	Investment Officer,	executive capacities within
	Investment Officer,	Large Cap Value	Delaware Investments
Large Cap Value Equity
David P. O’Connor	Senior Vice	Senior Vice President/	Mr. O’Connor has served in
	President/Strategic	Strategic Investment	various executive capacities
	Investment Relationships	Relationships and	within Delaware Investments
	and Initiatives/General	Initiatives/General Counsel
	Counsel		Senior Vice President/ Strategic
Investment Relationships and
Initiatives/ General
Counsel/Chief Legal Officer –
Optimum Fund Trust

Senior Vice President/ Strategic
Investment Relationships and
Initiatives/ General
Counsel/Chief Legal Officer -
Lincoln National Investment
Companies, Inc.
Philip R. Perkins	Senior Vice	Senior Vice	Mr. Perkins has served in
	President/Senior	President/Senior Portfolio	various executive capacities
	Portfolio Manager	Manager	within Delaware Investments
Richard Salus	Senior Vice President/	Senior Vice President/Chief	Mr. Salus has served in various
	Controller/Treasurer	Financial Officer	executive capacities within
Delaware Investments

Senior Vice President/
Controller/Treasurer - Lincoln
National Investment
Companies, Inc.

Senior Vice President/Chief
Financial Officer – Optimum
Fund Trust

6

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Jeffrey S. Van Harte[6]	Senior Vice	Senior Vice President/Chief	Mr. Van Harte has served in
	President/Chief	Investment Officer —	various executive capacities
	Investment Officer —	Focus Growth Equity	within Delaware Investments
Focus Growth Equity
Babak Zenouzi[7]	Senior Vice	Senior Vice	Mr. Zenouzi has served in
	President/Senior	President/Senior Portfolio	various executive capacities
	Portfolio Manager	Manager	within Delaware Investments
Gary T. Abrams	Vice President/Senior	None	Mr. Abrams has served in
	Equity Trader		various executive capacities
within Delaware Investments
Christopher S.	Vice President/Portfolio	Vice President/Portfolio	Mr. Adams has served in
Adams	Manager/Senior Equity	Manager/Senior Equity	various executive capacities
	Analyst	Analyst	within Delaware Investments
Damon J. Andres	Vice President/Senior	Vice President/Senior	Mr. Andres has served in
	Portfolio Manager	Portfolio Manager	various executive capacities
within Delaware Investments
Wayne A. Anglace[8]	None	Vice President/Credit	Mr. Anglace has served in
		Research Analyst	various executive capacities
within Delaware Investments
Margaret MacCarthy	Vice President/	None	Ms. Bacon has served in various
Bacon[9]	Investment Specialist		executive capacities within
Delaware Investments
Todd Bassion[10]	Vice President/Senior	Vice President/Senior	Mr. Bassion has served in
	Research Analyst	Research Analyst	various executive capacities
within Delaware Investments
Richard E. Biester	Vice President/Equity	None	Mr. Biester has served in
	Trader		various executive capacities
within Delaware Investments
Christopher J.	Vice President/Senior	Vice President/Senior	Mr. Bonavico has served in
Bonavico[11]	Portfolio Manager,	Portfolio Manager, Equity	various executive capacities
	Equity Analyst	Analyst	within Delaware Investments
Vincent A.	Vice President/Senior	None	Mr. Brancaccio has served in
Brancaccio	Equity Trader		various executive capacities
within Delaware Investments
Kenneth F. Broad[12]	Vice President/Senior	Vice President/Senior	Mr. Broad has served in various
	Portfolio	Portfolio Manager/Equity	executive capacities within
	Manager/Equity Analyst	Analyst	Delaware Investments
Stephen J. Busch	Vice President —	None	Mr. Busch has served in various
	Managed Accounts		executive capacities within
Delaware Investments
Mary Ellen M.	Vice President/Client	Vice President/Client	Ms. Carrozza has served in
Carrozza	Services	Services	various executive capacities
within Delaware Investments
Stephen G. Catricks	Vice President/Portfolio	Vice President/Portfolio	Mr. Catricks has served in
	Manager	Manager	various executive capacities
within Delaware Investments
Wen-Dar Chen[13]	None	Vice President/Portfolio	Mr. Chen has served in various
		Manager	executive capacities within
Delaware Investments
Anthony G.	Vice President/Assistant	Vice President/Associate	Mr. Ciavarelli has served in
Ciavarelli	General Counsel/	General Counsel/ Assistant	various executive capacities
	Assistant Secretary	Secretary	within Delaware Investments

Vice President/Associate
General Counsel/Assistant
Secretary – Lincoln National
Investment Companies, Inc.

7

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Bradley J. Cline[14]	None	Vice President/International	Mr. Cline has served in various
		Credit Research Analyst	executive capacities within
Delaware Investments
David F. Connor	Vice President/Deputy	Vice President/Deputy	Mr. Connor has served in
	General Counsel/	General Counsel/Secretary	various executive capacities
	Assistant Secretary		within Delaware Investments

Vice President/Deputy General
Counsel/Secretary – Optimum
Fund Trust

Vice President/Deputy General
Counsel/ Secretary - Lincoln
National Investment
Companies, Inc.
Cori E. Daggett	Vice President, Counsel,	Vice President, Associate	Ms. Daggett has served in
	Assistant Secretary	General Counsel, Assistant	various executive capacities
		Secretary	within Delaware Investments
Craig C. Dembek[15]	None	Vice President/Senior	Mr. Dembek has served in
		Research Analyst	various executive capacities
within Delaware Investments
Christopher M.	Vice President/Portfolio	Vice President/Portfolio	Mr. Ericksen has served in
Ericksen[16]	Manager, Equity Analyst	Manager, Equity Analyst	various executive capacities
within Delaware Investments
Joel A. Ettinger	Vice President/Taxation	Vice President/Taxation	Mr. Ettinger has served in
various executive capacities
within Delaware Investments

Vice President/Taxation -
Lincoln National Investment
Companies, Inc.
Devon K. Everhart	None	Vice President/Senior	Mr. Everhart has served in
		Research Analyst	various executive capacities
within Delaware Investments
Joseph Fiorilla	Vice President/Trading	None	Mr. Fiorilla has served in
	Operations		various executive capacities
within Delaware Investments
Charles E. Fish	Vice President/Senior	None	Mr. Fish has served in various
	Equity Trader		executive capacities within
Delaware Investments
Clifford M. Fisher	Vice President/Senior	None	Mr. Fisher has served in various
	Municipal Bond Trader		executive capacities within
Delaware Investments
Patrick G. Fortier[17]	Vice President/Portfolio	Vice President/ Portfolio	Mr. Fortier has served in
	Manager, Equity Analyst	Manager, Equity Analyst	various executive capacities
within Delaware Investments
Paul D. Foster	Vice	None	Mr. Foster has served in various
	President/Investment		executive capacities within
	Specialist — Emerging		Delaware Investments
Growth Equity

8

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio	Ms. Franchetti has served in
	Manager/Municipal	Manager/Municipal Bond	various executive capacities
	Bond Credit Analyst	Credit Analyst	within Delaware Investments
Lawrence G.	None	Vice President/Senior	Mr. Franko has served in
Franko[18]		Equity Analyst	various executive capacities
within Delaware Investments
Henry A. Garrido[19]	Vice President/Equity	None	Mr. Garrido has served in
	Analyst		various executive capacities
within Delaware Investments
Daniel V. Geatens	None	Vice President/Treasurer	Mr. Geatens has served in
various executive capacities
within Delaware Investments
Barry S. Gladstein	Vice President/Portfolio	Vice President/Equity	Mr. Gladstein has served in
	Manager	Analyst/Portfolio Manager	various executive capacities
within Delaware Investments
Gregg Gola[20]	None	Vice President/Senior High	Mr. Gola has served in various
		Yield Trader	executive capacities within
Delaware Investments
Christopher	None	Vice President/Senior	Mr. Gowlland has served in
Gowlland[21]		Quantitative Analyst	various executive capacities
within Delaware Investments
Edward Gray[22]	Vice President/Senior	Vice President/Senior	Mr. Gray has served in various
	Portfolio Manager	Portfolio Manager	executive capacities within
Delaware Investments
David J. Hamilton	None	Vice President/Credit	Mr. Hamilton has served in
		Research Analyst	various executive capacities
within Delaware Investments
Brian Hamlet[23]	None	Vice President/Senior	Mr. Hamlet has served in
		Corporate Bond Trader	various executive capacities
within Delaware Investments
Lisa L. Hansen[24]	Vice President/Head of	None	Ms. Hansen has served in
	Focus Growth Equity		various executive capacities
	Trading		within Delaware Investments
Gregory M.	Vice President/Portfolio	Vice President/Portfolio	Mr. Heywood has served in
Heywood[25]	Manager, Equity Analyst	Manager, Research Analyst	various executive capacities
within Delaware Investments
Sharon Hill	Vice President/Head of	Vice President/Head of	Ms. Hill has served in various
	Equity Quantitative	Equity Quantitative	executive capacities within
	Research and Analytics	Research and Analytics	Delaware Investments
J. David Hillmeyer[26]	None	Vice President/Corporate	Mr. Hillmeyer has served in
		Bond Trader	various executive capacities
within Delaware Investments
Christopher M.	Vice President/Portfolio	Vice President/Associate	Mr. Holland has served in
Holland	Manager	Equity Analyst II/Portfolio	various executive capacities
		Manager	within Delaware Investments
Chungwei Hsia[27]	None	Vice President/Senior	Mr. Hsia has served in various
		Research Analyst	executive capacities within
Delaware Investments
Michael E. Hughes	Vice President/Senior	Vice President/Senior	Mr. Hughes has served in
	Equity Analyst	Equity Analyst	various executive capacities
within Delaware Investments
Jordan L. Irving	Vice President/Senior	Vice President/Senior	Mr. Irving has served in various
	Portfolio Manager	Portfolio Manager	executive capacities within
Delaware Investments

9

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Cynthia Isom	Vice President/Senior	Vice President/Portfolio	Ms. Isom has served in various
	Portfolio Manager	Manager	executive capacities within
Delaware Investments
Kenneth R. Jackson	Vice	Vice President/Equity	Mr. Jackson has served in
	President/Quantitative	Trader	various executive capacities
	Analyst		within Delaware Investments
Stephen M.	None	Vice President/Structured	Mr. Juszczyszyn has served in
Juszczyszyn[28]		Products Analyst/Trader	various executive capacities
within Delaware Investments
Audrey E. Kohart	Vice President/Financial	Vice President/Financial	Ms. Kohart has served in
	Planning and Reporting	Planning and Reporting	various executive capacities
within Delaware Investments
Roseanne L. Kropp	Vice President/Senior	None	Ms. Kropp has served in various
	Fund Analyst II		executive capacities within
Delaware Investments
Nikhil G. Lalvani	Vice President/Senior	Vice President/Senior	Mr. Lalvani has served in
	Equity Analyst/Portfolio	Equity Analyst/Portfolio	various executive capacities
	Manager	Manager	within Delaware Investments
Steven T. Lampe	Vice President/Portfolio	Vice President/Portfolio	Mr. Lampe has served in
	Manager	Manager	various executive capacities
within Delaware Investments
Anthony A.	Vice President/Senior	Vice President/Senior	Mr. Lombardi has served in
Lombardi	Portfolio Manager	Portfolio Manager	various executive capacities
within Delaware Investments
Francis P. Magee	Vice President/Equity	None	Mr. Magee has served in
	Business Manager		various executive capacities
within Delaware Investments
John P. McCarthy[29]	None	Vice President/Senior	Mr. McCarthy has served in
		Research Analyst/Trader	various executive capacities
within Delaware Investments
Brian McDonnell[30]	None	Vice President/Structured	Mr. McDonnell has served in
		Products Analyst/Trader	various executive capacities
within Delaware Investments
Michael S. Morris	Vice President/Portfolio	Vice President/Portfolio	Mr. Morris has served in
	Manager/Senior Equity	Manager/Senior Equity	various executive capacities
	Analyst	Analyst	within Delaware Investments
Victor Mostrowski[31]	None	Vice President/Portfolio	Mr. Mostrowski has served in
		Manager	various executive capacities
within Delaware Investments
Philip O. Obazee	Vice President/	Vice President/ Derivatives	Mr. Obazee has served in
	Derivatives Manager	Manager	various executive capacities
within Delaware Investments
Donald G. Padilla	Vice President/Portfolio	Vice President/Portfolio	Mr. Padilla has served in
	Manager/Senior Equity	Manager/Senior Equity	various executive capacities
	Analyst	Analyst	within Delaware Investments
Daniel J. Prislin[32]	Vice President/Senior	Vice President/Senior	Mr. Prislin has served in various
	Portfolio	Portfolio Manager/Equity	executive capacities within
	Manager/Equity Analyst	Analyst	Delaware Investments
Gretchen Regan	None	Vice President/Quantitative	Ms. Regan has served in various
		Analyst	executive capacities within
Delaware Investments

10

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Carl Rice	Vice President/Senior	Vice President/Senior	Mr. Rice has served in various
	Investment Specialist,	Investment Specialist,	executive capacities within
	Large Cap Value Focus	Large Cap Value Focus	Delaware Investments
	Equity	Equity
Joseph T. Rogina	Vice President/Equity	None	Mr. Rogina has served in
	Trader		various executive capacities
within Delaware Investments
Debbie A. Sabo[33]	Vice President/Equity	None	Ms. Sabo has served in various
	Trader, Focus Growth		executive capacities within
	Equity		Delaware Investments
Kevin C. Schildt	Vice President/Senior	Vice President/Senior	Mr. Schildt has served in
	Municipal Credit Analyst	Municipal Credit Analyst	various executive capacities
within Delaware Investments
Bruce Schoenfeld[34]	Vice President/Equity	Vice President/Equity	Mr. Schoenfeld has served in
	Analyst	Analyst	various executive capacities
within Delaware Investments
Richard D. Seidel	Vice President/Assistant	None	Mr. Seidel has served in various
	Controller/Assistant		executive capacities within
	Treasurer		Delaware Investments

Vice President/Assistant
Controller/Assistant Treasurer -
Lincoln National Investment
Companies, Inc.
Brian M. Scotto	None	Vice President/Structured	Mr. Scotto has served in various
		Products Analyst	executive capacities within
Delaware Investments
Nancy E. Smith	Vice President —	Vice President —	Ms. Smith has served in various
	Investment Accounting	Investment Accounting	executive capacities within
Delaware Investments
Brenda L. Sprigman	Vice President/Business	None	Ms. Sprigman has served in
	Manager — Fixed		various executive capacities
	Income		within Delaware Investments
Michael T. Taggart	Vice President/Facilities	None	Mr. Taggart has served in
	& Administrative		various executive capacities
	Services		within Delaware Investments
Risé Taylor	Vice President Strategic	None	Ms. Taylor has served in
	Investment		various executive capacities
within Delaware Investments
Rudy D. Torrijos, III	None	Vice President/Portfolio	Mr. Torrijos has served in
		Manager	various executive capacities
within Delaware Investments
Michael Tung[35]	None	Vice President/Portfolio	Mr. Tung has served in various
		Manager	executive capacities within
Delaware Investments

Vice President/Equity Analyst –
Delaware Investment Advisers
(a series of Delaware
Management Business Trust)
Robert A. Vogel, Jr.	Vice President/Senior	Vice President/Senior	Mr. Vogel has served in various
	Portfolio Manager	Portfolio Manager	executive capacities within
Delaware Investments

11

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Lori P. Wachs	Vice President/Portfolio	Vice President/Portfolio	Ms. Wachs has served in
	Manager	Manager	various executive capacities
within Delaware Investments
Jeffrey S. Wang[36]	None	Vice President/Equity	Mr. Wang has served in various
		Analyst	executive capacities within
Delaware Investments
Michael G.	None	Vice President/Senior	Mr. Wildstein has served in
Wildstein[37]		Research Analyst	various executive capacities
within Delaware Investments
Kathryn R. Williams	Vice President/Associate	Vice President/Associate	Ms. Williams has served in
	General	General Counsel/Assistant	various executive capacities
	Counsel/Assistant	Secretary	within Delaware Investments
Secretary
Vice President/Associate
General Counsel/Assistant
Secretary – Lincoln National
Investment Companies, Inc.
Nashira Wynn	Vice President/Senior	Vice President/Senior	Ms. Wynn has served in various
	Equity Analyst/Portfolio	Equity Analyst/Portfolio	executive capacities within
	Manager	Manager	Delaware Investments
Guojia Zhang[38]	Vice President/Equity	Vice President/Equity	Mr. Zhang has served in various
	Analyst	Analyst	executive capacities within
Delaware Investments
Douglas R. Zinser[39]	None	Vice President/Credit	Mr. Zinser has served in various
		Research Analyst	executive capacities within
Delaware Investments

[1] Managing Director/Global Head of Equity (2004-2007) and Director/Portfolio Strategist (1996-2004), SEI Investments.
[2] Managing Director/Senior Portfolio Manager, Evergreen Investment Management Company, 1995.
[3] Senior Portfolio Manager, Chartwell Investment Partners, 2003-2007; Chief Investment Officer, Turner Investments, 2002-2003.
[4] Portfolio Manager/Analyst, T. Rowe Price, 1996-2007.
[5] Portfolio Manager, Thomas Weisel Partners, 2002-2005.
[6] Principal/Executive Vice President, Transamerica Investment Management, LLC, 1980-2005
[7] Senior Portfolio Manager, Chartwell Investment Partners, 1999-2006.
[8] Research Analyst, Gartmore Global Investments, 2004-2007; Vice President - Private Client Researcher, Deutsche Bank Alex. Brown, 2000-2004.
[9] Client Service Officer, Thomas Weisel Partners, 2002-2005.
[10] Senior Research Associate, Thomas Weisel Partners, 2002-2005.
[11] Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1993-2005.
[12] Principal/Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
[13] Quantitative Analyst, J.P. Morgan Securities, 1998-2004.
[14] Securities Litigation Associate, Sutherland Asbill & Brennan, 2004-2005.
[15] Senior Fixed Income Analyst, Chartwell Investment Partners, 2003-2007; Senior Fixed Income Analyst, Stein, Roe & Farnham, 2000-2003.
[16] Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice President/Portfolio Manager, Goldman Sachs 1994-2004.
[17] Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
[18] Finance Professor, University of Massachusetts, 1987-2006; Co-founder, Arborway Capital, 2005; Senior Investment Professional, Thomas Weisel Partners, 2002-2005; Senior Investment Professional, ValueQuest, 1987-2002.
[19] Senior Analyst, Wells Capital Management, 2000-2006.

12

[20] Executive Director, Morgan Stanley Investment Manager, Miller, Anderson and Sherrerd, 1998-2007.
[21] Vice President/Senior Quantitative Analyst, State Street Global Markets LLC, 2005-2007; Quantitative Strategist, Morgan Stanley, 2004-2005; Investment Banker, Commerzbank Securities, 2000-2004.
[22] Portfolio Manager, Thomas Weisel Partners, 2002-2005.
[23] Vice President, Lehman Brothers Holdings, 2003-2007.
[24] Principal/Portfolio Manager/Senior Trader, Transamerica Investment Management, LLC, 1997-2005.
[25] Senior Research Analyst, Transamerica Investment Management, LLC, 2004-2005; Senior Analyst, Wells CapitalManagement, LLC 2003-2004; Senior Analyst, Montgomery Asset Management 1996-2003.
[26] Senior Corporate Bond Trader/High Yield Portfolio Manager/Quantitative Analyst, Hartford Investment Management Company, 1996-2007.
[27] Senior Analyst, Oppenheimerfunds, 2006-2007; Senior Analyst, Merrill Lynch Investment Managers, 2005-2006; Analyst, Federated Investors, 2001-2005.
[28] Director of Fixed Income Trading, Sovereign Bank Capital Markets, 2001-2007.
[29] Senior High Yield Trader, Chartwell Investment Partners, 2002-2007.
[30] Managing Director – Fixed Income Trading, Sovereign Securities, 2001-2007.
[31] Senior Portfolio Manager, HSBC Halbis Partners (USA), 2006-2007; Global Fixed Income Portfolio Manager, State of New Jersey, Department of Treasury, Division of Investment, 1999-2006.
[32] Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1998-2005.
[33] Head Trader, McMorgan & Company, 2003-2005.
[34] Vice President/Senior Emerging Markets Analyst, Artha Capital Management, 2005-2006; Director/Portfolio Manager, CDP Capital, 2002-2005.
[35] Vice President, Galleon Group, 2005-2006; Analyst, Hambrecht & Quist Capital Management, 2003-2005; Junior Analyst, Durus Capital Management, 2003; Anesthesiologist, Beth Israel Deaconess Medical Center, Harvard Medical School, 2002-2003.
[36] Investment Manager, Pictet Asset Management Limited, 2004-2007; Summer Intern, Ritchie Capital Management, LLC, 2003; Senior Investment Associate, Putnam Investments, 1999-2002.
[37] Portfolio Manager, Merrill Lynch Investment Managers, 2001-2007.
[38] Equity Analyst, Evergreen Investment Management Company, 2004-2006.
[39] Vice President, Assurant, 2006-2007; Assistant Vice President - Senior Research Analyst, Delaware Investments, 2002-2006.

Item 27.	Principal Underwriters.

	(a)(1)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

	(a)(2)	Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address	Underwriter	Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital	Limited Partner	None
Management
Delaware Investment Advisers	Limited Partner	None
Theodore K. Smith	President	None
Philip N. Russo	Executive Vice President	None
Douglas L. Anderson	Senior Vice President/Operations	None
Jeffrey M. Kellogg	Senior Vice President/Senior Product	None
Manager/Communications Manager
Brian L. Murray, Jr.	Senior Vice President/Compliance	Senior Vice President/Chief
Compliance Officer

13

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address	Underwriter	Registrant
David P. O’Connor	Senior Vice President/Strategic	Senior Vice President/Strategic
	Investment Relationships and	Investment Relationships and
	Initiatives/General Counsel	Initiatives/General Counsel
Robert E. Powers	Senior Vice President/Senior	None
Domestic Sales Manager
Richard Salus	Senior Vice President/Controller/	Senior Vice President/Chief
	Treasurer/Financial Operations	Financial Officer
Principal
James L. Shields	Senior Vice President/Chief	None
Information Officer
Trevor M. Blum	Vice President/Senior Consultant	None
Relationship Manager
E. Zoe Bradley	Vice President/Product Management	None
Manager
Mary Ellen M. Carrozza	Vice President/Client Services	None
Anthony G. Ciavarelli	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
David F. Connor	Vice President/Deputy General	Vice President/Deputy General
	Counsel/Secretary	Counsel/Secretary
Joel A. Ettinger	Vice President/Taxation	Vice President/Taxation
Matthew B. Golden	Vice President/Service Center	None
Edward M. Grant	Vice President/Senior Domestic	None
Sales Manager
Audrey Kohart	Vice President/Financial Planning	Vice President/Financial Planning
	and Reporting	and Reporting
Marlene D. Petter	Vice President/Marketing	None
Communications
Richard D. Seidel	Vice President/Assistant	None
Controller/Assistant Treasurer
Michael T. Taggart	Vice President/Facilities &	None
Administrative Services
Molly Thompson	Vice President/Associate Product	None
Management Manager
Kathryn R. Williams	Vice President/Senior Counsel/	Vice President/Associate General
	Assistant Secretary	Counsel/Assistant Secretary

(b)(1)	Lincoln Financial Distributors, Inc. (“LFD”) serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

(b)(2)	Information with respect to each officer and partner of LFD and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

Name and Principal Business		Positions and Offices with
Address	Positions and Office with LFD	Registrant
Terrance Mullen	President	None
Joel Schwartz	Vice President	None
Nancy Briguglio	Vice President	None
Daniel P. Hickey[1]	Vice President	None
Karina Istvan	Vice President	None
James Ryan	Vice President	None
Sharon G. Marnien	Vice President	None
[1] 350 Church Street, Hartford, CT 06103

14

(c) Not applicable.

Item 28.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained at 2005 Market Street, Philadelphia, PA 19103-7094 and 430 W. 7th Street, Kansas City, MO 64105.

Item 29.	Management Services. None.

Item 30.	Undertakings. Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 28th day of December, 2007.

VOYAGEUR MUTUAL FUNDS

By:	/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman/President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
/s/ Patrick P. Coyne		Chairman/President/Chief Executive Officer	December 28, 2007
Patrick P. Coyne		(Principal Executive Officer) and Trustee

Thomas L. Bennett	*	Trustee	December 28, 2007
Thomas L. Bennett

John A. Fry	*	Trustee	December 28, 2007
John A. Fry

Anthony D. Knerr	*	Trustee	December 28, 2007
Anthony D. Knerr

Lucinda S. Landreth	*	Trustee	December 28, 2007
Lucinda S. Landreth

Ann R. Leven	*	Trustee	December 28, 2007
Ann R. Leven

Thomas F. Madison	*	Trustee	December 28, 2007
Thomas F. Madison

Janet L. Yeomans	*	Trustee	December 28, 2007
Janet L. Yeomans

J. Richard Zecher	*	Trustee	December 28, 2007
J. Richard Zecher

Richard Salus	*	Senior Vice President/Chief Financial Officer	December 28, 2007
Richard Salus		(Principal Financial Officer)

* By:	/s/ Patrick P. Coyne
Patrick P. Coyne
as Attorney-in-Fact for
each of the persons indicated
(Pursuant to Powers of Attorney filed herewith)

16

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

17

INDEX TO EXHIBITS
(Voyageur Mutual Funds)

Exhibit No.	Exhibit
EX-99.a.3	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust

EX-99.b	Amended and Restated By-Laws (November 16, 2006)

EX-99.d.2	Executed Investment Advisory Expense Limitation Letter (December 27, 2007) between Delaware Management Company (a series of Delaware Management Business Trust) and Registrant

EX-99.e.2.i	Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc.

EX-99.g.1	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between Mellon Bank, N.A. and the Registrant

EX-99.h.1.ii	Executed Schedule B (June 1, 2007) to the Shareholder Services Agreement

EX-99.h.2	Executed Fund Accounting and Financial Administration Services Agreement (October 1, 2007) between Mellon Bank, N.A. and the Registrant

EX-99.h.3	Executed Fund Accounting and Financial Administration Oversight Agreement (October 1, 2007) between Delaware Service Company, Inc. and the Registrant

EX-99.j	Consent of Independent Registered Public Accounting Firm (December 2007)

EX-99.p.1	Code of Ethics for the Delaware Investments Family of Funds (November 2007)

EX-99.p.2	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (November 2007)

EX-99.p.3	Code of Ethics for Lincoln Financial Distributors, Inc. (June 2007)

EX-99.q	Powers of Attorney (May 17, 2007)

18